As filed with the Securities and Exchange Commission on July 18, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant   X
Filed by a party other than the Registrant

Check the appropriate box:
                  Preliminary Proxy Statement
               X  Definitive Proxy Statement
                  Definitive Additional Materials
                  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12 Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                          FIRST MONTAUK FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (check the appropriate box)
                  No Fee Required
               X Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

              (1) Title of each class of securities to which transaction applies:

                  Common Stock, no par value, of First Montauk Financial Corp. Series A Convertible Preferred Stock, $.10 par value, of First Montauk Financial Corp.
                  Series B Convertible Preferred Stock, $.10 par value, of First Montauk Financial Corp.

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              (2) Aggregate number of securities to which transaction applies:

                  As of July 18, 2006, (i) 18,483,553 shares of Common Stock issued and outstanding; (ii) options to purchase an aggregate of 1,418,042 shares of Common Stock with an exercise price below $1.00 per share; (iii) warrants to purchase an aggregate of 464,724 shares of Common Stock with an exercise price below $1.00 per share; (iv) 305,369 shares of Series A Convertible Preferred Stock issued and outstanding; and (v) 197,824 shares of Series B Convertible Preferred Stock issued and outstanding.


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              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                  The filing fee of $2,348.85 was calculated pursuant to Exchange Act Rule 0-11 and is equal to $107.00 per million of the maximum aggregate merger consideration of $21,951,828.98. The aggregate merger consideration is calculated by adding (i) the product of (x) 18,483,553 shares of Common Stock and the Common Stock merger consideration of $1.00 per share in cash;
                  (ii) the product of (x) 1,418,042 options to purchase shares of Common Stock that have an exercise price below $1.00 per share and (y) the difference between $1.00 per share and the weighted average exercise price of such options of $0.57 per share, or $.43 per share in cash; (iii) the product of (x) 464,724 warrants to purchase shares of Common Stock that have an exercise price below $1.00 per share and (y) the difference between $1.00 per share and the weighted average exercise price of such warrants of $0.42 per share, or $0.58 per share in cash; (iv) the product of (x) 305,369 shares of Series A Convertible Preferred Stock and (y) the Series A Convertible Preferred Stock merger consideration of $2.00 per share in cash; and (v) the product of (x) 197,824 shares of Series B Convertible Preferred Stock and (y) the Series B Convertible Preferred Stock merger consideration of $10.00 per share in cash.

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

                  $21,951,828.98

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(5) Total Fee Paid:

                  $2,348.85


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               X Fee paid previously with preliminary materials:


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               X  Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.
              (1) Amount previously paid: $2,348.85


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              (2) Form, Schedule or Registration no.: Schedule 14A; Amended
                  Schedule 14A


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              (3) Filing party: First Montauk Financial Corp.


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              (4) Dates filed: May 26, 2006; June 23, 2006; July 18, 2006 and re-filed herewith to correct EDGAR Form type.



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



                               FIRST MONTAUK LOGO

                          FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
                             328 Newman Springs Road
                           Red Bank, New Jersey 07701


Dear First Montauk Shareholders:

You are cordially invited to attend a Special Meeting of the Shareholders of First Montauk Financial Corp. ("First Montauk") to be held on Thursday, August 17, 2006 at 10:00 a.m., New Jersey time, at our principal executive offices, located at 328 Newman Springs Road, Red Bank, New Jersey 07701. The accompanying proxy statement is furnished to you in connection with the solicitation of proxies by the board of directors of First Montauk for the Special Meeting of Shareholders.

         This proxy statement is dated July 18, 2006, and is first being mailed to shareholders on or about July 20, 2006.

         At the Special Meeting, we will ask you to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of May 5, 2006, by and among FMFG Ownership, Inc., FMFG AcquisitionCo, Inc. and First Montauk, providing for the acquisition of First Montauk by FMFG Ownership, Inc. FMFG Acquisition Co. Inc. and FMFG Ownership, Inc. (which we will sometimes refer to collectively throughout the proxy statement as "Buyer") are affiliated companies of Investment Properties of America, LLC, a privately-owned diversified real estate investment and management company.

         If the common shareholders and the Series B preferred shareholders voting as a single class, the Series A preferred shareholders voting separately as a class, and Series B preferred Shareholders voting separately as a class, approve the merger agreement and the acquisition is completed, First Montauk will become a subsidiary of Buyer, and, except for shares held by dissenting shareholders who have perfected their dissenters' rights under New Jersey law, you will receive the merger consideration as follows:

         1. Each holder of First Montauk common stock will receive $1.00 in cash per share;
         2. Each holder of First Montauk Series A preferred stock, which is convertible into two shares of First Montauk common stock, will receive $2.00 in cash per Series A preferred share; and
         3. Each holder of First Montauk Series B preferred stock, which is convertible into 10 shares of First Montauk common stock, will receive $10.00 in cash per Series B preferred share.


         After careful consideration, our board of directors has unanimously determined that the merger and the merger agreement are in the best interests of First Montauk and its shareholders. Our board of directors has unanimously approved the merger agreement. Our board unanimously recommends that you vote "FOR" the approval of the merger agreement at the Special Meeting.


         Our board of directors considered a number of factors in evaluating the transaction and consulted with its legal and financial advisors. Included in the attached proxy statement is the opinion of its financial advisor, Capitalink, L.C., relating to the fairness of the cash merger consideration, from a financial point of view, to the shareholders of First Montauk.


         Certain key directors, officers and shareholders of First Montauk have individually agreed to vote their shares FOR the approval of the merger.


         This proxy statement attached to this letter provides you with detailed information about the proposed merger and the Special Meeting. We encourage you to read this proxy statement carefully including its annexes.


         YOUR VOTE IS IMPORTANT regardless of the number of shares you own. Shares of common stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Special Meeting and entitled to vote will be counted for the purposes of determining whether a quorum is present. A quorum is present when a majority of all shares outstanding and entitled to vote are present in person or by proxy. The merger agreement and the merger must be approved by the affirmative vote of the holders of a majority of the votes cast by the holders of shares of common stock and Series B preferred stock voting together as a single class, the holders of Series A preferred stock voting separately as a class, and the holders of Series B preferred stock voting separately as a class. Therefore, if you don't return your proxy card if you are a common shareholder, a Series A preferred shareholder, or a Series B preferred shareholder, it will have the same effect as if you voted against the merger.

         The close of business on June 26, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at, the Special Meeting of Shareholders and any adjournment.


         Whether or not you plan to attend the Special Meeting of Shareholders in person, on behalf of your board of directors, I urge you please to take the time to vote by completing, signing, dating and mailing the enclosed proxy card to us as soon as possible in the enclosed envelope, even if you currently plan to attend the meeting.


         If you hold shares in "street name" through a broker or other nominee, your broker will be unable to vote your shares without instructions from you. You should instruct your broker to vote your shares following the procedures provided by your broker or nominee. To vote your shares, you may use the enclosed proxy card or attend the Special Meeting and vote in person. These actions will not limit your right to vote in person if you wish to attend the Special Meeting and vote in person.


         Thank you in advance for your support of our company. I look forward to seeing you at the Special Meeting.


                                          Sincerely,


                                          /s/ Victor K. Kurylak

                                          Victor K. Kurylak
                                          President and Chief Executive Officer

                          FIRST MONTAUK FINANCIAL CORP.

                            Parkway 109 Office Center
                             328 Newman Springs Road
                           Red Bank, New Jersey 07701

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2006

To the Shareholders of FIRST MONTAUK FINANCIAL CORP.


         NOTICE IS HEREBY GIVEN that a Special Meeting of holders of the common stock, Series A preferred stock and Series B preferred stock of FIRST MONTAUK FINANCIAL CORP., will be held on Thursday, August 17, 2006 at 10:00 AM, New Jersey time, at 328 Newman Springs Road, Red Bank, New Jersey 07701 for the following purposes:


         1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of May 5, 2006, by and among FMFG Ownership, Inc., a Delaware corporation, FMFG AcquisitionCo, Inc., a New Jersey corporation and wholly-owned subsidiary of FMFG Ownership, Inc. and First Montauk Financial Corp., a New Jersey corporation. We will sometimes refer to FMFG Ownership, Inc. and FMFG AcquisitionCo, Inc. as "Buyer". Pursuant to the merger agreement, First Montauk will merge with FMFG AcquisitionCo and become a wholly-owned subsidiary of Buyer. Each share of common stock, other than those held by shareholders, if any, who properly exercise their appraisal rights under New Jersey law, will be converted into the right to receive $1.00 in cash without interest. Each share of Series A preferred stock, other than those held by shareholders, if any, who properly exercise their appraisal rights under New Jersey law, will be converted into the right to receive $2.00 in cash without interest. Each share of Series B preferred stock, other than those held by shareholders, if any, who properly exercise their appraisal rights under New Jersey law, will be converted into the right to receive $10.00 in cash without interest; and

         2. OTHER MATTERS. To transact such other business as may properly come before the First Montauk Special Meeting or any adjournment or postponement of the meeting.

         The close of business on June 26, 2006 has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at, the Special Meeting and any adjournment thereof.

         Under New Jersey law and the Amended and Restated Certificate of Incorporation of First Montauk, shares of common stock, Series A Preferred stock and Series B preferred stock present in person or represented by proxy at the Special Meeting and entitled to vote will be counted for purposes of determining whether a quorum is present. A quorum is present when a majority of all shares outstanding and entitled to vote are present in person or by proxy. The approval of the merger agreement will require the affirmative vote of the holders of a majority of the votes represented by the outstanding shares of common stock and Series B preferred stock voting as a single class at the Special Meeting. In addition, the holders of Series A preferred stock are also entitled to notice of and to vote as a separate class on the merger agreement, and the holders of Series B preferred stock are entitled to notice of and to vote as a separate class to approve the merger agreement. Completion of the merger requires approval by a majority of the votes cast by the holders of First Montauk common stock and Series B preferred stock, voting together as a single class, by a majority of the votes cast by the holders of First Montauk Series A preferred stock, voting as a separate class, and by a majority of the votes cast by the holder of First Montauk Series B preferred stock, voting as a separate class.

         Your Board of Directors unanimously recommends that you vote "FOR" the approval of the merger agreement and the merger. Your Board of Directors also recommends that you vote "FOR" the approval of any proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of approval of the merger agreement at the time of the Special Meeting. Your attention is directed to the proxy statement accompanying this notice for a full discussion of the merger and the merger agreement. You should read the attached proxy statement carefully.


         All shareholders are urged either to attend the Special Meeting or to be represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment or postponement, it is First Montauk's intention to adjourn the Special Meeting until a later date and to vote proxies received at the adjourned or postponed meeting.

         You are cordially invited to attend the Special Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Special Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so.


         YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF OUR COMMON STOCK, SERIES A PREFERRED STOCK AND/OR SERIES B PREFERRED STOCK YOU OWN. TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE VOTE IS TAKEN AT THE MEETING.


         If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote in favor of the approval of the merger agreement, in favor of the proposal to adjourn or postpone the meeting, if necessary or appropriate, to permit further solicitation of proxies, and in accordance with the recommendation of the board on any other matters properly brought before the meeting for a vote.




                                          By Order of the Board of Directors
                                          Robert I. Rabinowitz
                                          Secretary


Red Bank, New Jersey
July 18, 2006

                           FORWARD-LOOKING STATEMENTS


         This proxy statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Forward-looking statements often, although not always, include words or phrases like "will likely result," "expect," "will continue," "anticipate," "believe," "should," "estimate," "intend," "plan," "project," "outlook," or similar expressions. We have based these forward-looking statements on our current expectations, assumptions, beliefs, estimates and projections about our company and our industry. These forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this proxy statement include statements about the following:

      o the satisfaction of the conditions to consummate the merger, including the approval of the merger agreement by our shareholders and regulatory approvals;

      o the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

      o the amount of the costs, fees, expenses and charges related to the merger;

      o the effect of the announcement of the merger on our customers to continue using our services;

      o the risks related to diverting management's attention from ongoing business operations;

      o the ability to retain registered representatives and other key employees;

         For additional information that could cause actual results to differ materially from those described in the forward-looking statements, please see First Montauk's quarterly results on Form 10-Q for the quarter ended March 31, 2006 and the annual report on Form 10-K for the year ended December 31, 2005 and other Exchange Act filings that are made with the SEC.


         We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this proxy statement might not occur. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.




                                                      TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER............................................................................4

SUMMARY OF TERMS.................................................................................................11

   The Companies.................................................................................................11

   The Merger (See Page 27)......................................................................................12

   What You Will Receive in the Merger...........................................................................12

   Escrow of Deposit Applicable to Cash Merger Consideration.....................................................13

   Treatment of Stock Options and Warrants.......................................................................13

   Recommendation of the First Montauk's Board of Directors (See Pages 31 to 33).................................13

   Reasons for the Merger (See Pages 31 and 33)..................................................................14

   Opinion of Financial Advisor (See Pages 33 to 41).............................................................15

   Interests of Directors and Executive Officers in the Merger (See Pages 41 and 42).............................16

   Dissenters' Rights (See Pages 54 and 55)......................................................................16

   The Special Meeting (See Pages 24 to 27)......................................................................17

   Voting Agreements (See Pages 51 and 52).......................................................................18

   Buyer's Purchases of First Montauk Securities.................................................................18

   Federal Income Tax Consequences of the Merger.................................................................18

   Effective Time of the Merger; Exchange of Shares..............................................................19

   Conditions to the Merger   (See Pages 48 to 49)...............................................................19

   Limitation on Considering Other Acquisition Proposals (See Pages 46 to 48)....................................20

   Termination of the Merger Agreement (See Pages 49 and 50).....................................................21

MARKET PRICE DATA AND DIVIDEND INFORMATION.......................................................................23

   First Montauk Market Price Data...............................................................................23

   Dividend Information..........................................................................................24

THE SPECIAL MEETING..............................................................................................24

   Matters to Be Considered......................................................................................24

   Recommendation of First Montauk's Board of Directors..........................................................24

   Record Date and Voting........................................................................................25

   Voting Shares Held by Executive Officers, Directors and Their Affiliates......................................26

   Revocation of proxies.........................................................................................26

   Solicitation of proxies.......................................................................................27

THE MERGER.......................................................................................................27

   General.......................................................................................................27

   Background of the Merger......................................................................................27



   Reasons for the Merger and Recommendation of First Montauk's Board of Directors...............................31

   Opinion of Financial Advisor - Capitalink, L.C................................................................33

   Interests Of Directors And Executive Officers In The Merger...................................................41

THE MERGER AGREEMENT.............................................................................................42

   The Merger and Effective Time.................................................................................42

   Conversion of Shares; Procedures for Exchange of Certificates.................................................42

   Treatment of Stock Options and Warrants.......................................................................43

   Escrow of Deposit Applicable to Cash Merger Consideration.....................................................44

   Representations and Warranties................................................................................44

   Conduct of Business Pending the Merger........................................................................45

   Limitation on Considering Other Acquisition Proposals.........................................................46

   Conditions to the Merger......................................................................................48

   Regulatory Matters............................................................................................49

   Termination of the Merger Agreement...........................................................................49

   Termination Fees and Expenses.................................................................................50

   Indemnification for First Montauk's Directors and Officers....................................................51

   Agreement Extension, Waiver and Amendment of the Merger.......................................................51

THE VOTING AGREEMENT.............................................................................................51

ESCROW DEPOSIT AGREEMENT.........................................................................................52

   Escrow of Deposit Applicable to Cash Merger Consideration.....................................................52

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................52

DISSENTERS' RIGHTS...............................................................................................54

OTHER MATTERS....................................................................................................55

   Other Business at the Special Meeting.........................................................................55

   Shareholder Proposals.........................................................................................56

WHERE YOU CAN FIND MORE INFORMATION..............................................................................56



                                     ANNEXES

          A. Agreement and Plan of Merger, dated as of May 5, 2006, by and among Buyer, a Delaware corporation, Buyer, a New Jersey corporation, and First Montauk Financial Corp., a New Jersey corporation (without exhibits and schedules).

          B. Voting Agreement, dated as of May 5, 2006 by and between FMFG AcquisitionCo, Inc. and certain shareholders of First Montauk Financial Corp.

          C.  Fairness Opinion of Capitalink, L.C., dated April 7, 2006.

          D. Sections 14A:11-1 through 14A:11-11 of the New Jersey Business Corporation Act regarding dissenters' rights.

          E. Escrow Deposit Agreement, dated as of May 5, 2006, by and among FMFG Ownership, Inc., FMFG AcquisitionCo, Inc.; First Montauk Financial Corp. and Signature Bank, as escrow agent.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

      The following Q&A is intended to address some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a First Montauk shareholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

      Except as otherwise specifically noted in this proxy statement, "we," "our," "us" and similar words in this proxy statement refer to First Montauk Financial Corp. In addition, we refer to First Montauk Financial Corp. as "First Montauk" and to FMFG Ownership, Inc. and FMFG AcquisitionCo, Inc. sometimes collectively as "Buyer".

Q.   Why am I receiving this proxy statement?

A. Our board of directors is furnishing this proxy statement in connection with the solicitation of proxies to be voted at a Special Meeting of shareholders, or at any adjournments, postponements or continuations of the Special Meeting.

Q.   What is the merger?

A. In the merger, First Montauk will be merged with and into FMFG AcquisitionCo., Inc. and FMFG AcquisitionCo will be the surviving entity in the merger. FMFG AcquisitionCo., Inc. will change its name to First Montauk Financial Corp. and will be a wholly-owned subsidiary of FMFG Ownership, Inc. The common shareholders, Series A preferred shareholders and the Series B preferred shareholder will exchange their shares of First Montauk for cash.

Q.   What will First Montauks' shareholders receive in the merger?

A. First Montauk's common shareholders will receive $1.00 in cash for each share of common stock they own. First Montauk Series A preferred shareholders will receive $2.00 in cash for each share of Series A preferred stock they own. The sole First Montauk Series B preferred shareholder will receive $10.00 in cash for each share of Series B preferred stock he owns. Each First Montauk shareholder will receive the cash "merger consideration" without interest and less applicable withholding taxes for each First Montauk share owned. We refer to these cash payments as merger consideration. The cash merger consideration payable to holders of Series A preferred stock and Series B preferred stock is based upon the conversion ratio into common shares of each series of preferred stock. Series A preferred stock is convertible into two shares of First Montauk common stock and Series B preferred stock is convertible into 10 shares of First Montauk common stock.

Q. What am I being asked to vote on?

A. You are being asked to vote to approve a merger agreement that provides for the acquisition of First Montauk by Buyer. The proposed acquisition would be accomplished through a merger of Buyer and First Montauk. As a result of the merger, First Montauk will become a wholly-owned subsidiary of Buyer, and First Montauk common stock will cease to be publicly traded on the OTC Bulletin Board and will be deregistered under the Securities Exchange Act of 1934, as amended ("Exchange Act"). Neither shares of our Series A preferred stock nor our Series B preferred stock are publicly traded.

     In addition, you are being asked to grant First Montauk management discretionary authority to adjourn or postpone the Special Meeting. If, for example, we do not receive proxies from shareholders holding a sufficient number of shares to approve the proposed transaction, we could use the additional time to solicit additional proxies in favor of approval of the merger agreement.

Q.   What do I need to do now?

A. We urge you to read this proxy statement carefully and consider how the merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible, so that your shares can be voted at the Special Meeting of our shareholders. Please do not send your stock certificates with your proxy card.

Q. Does the board of directors of First Montauk recommend voting in favor of the merger? (See Page 31)

A. Yes. After careful consideration, first by a Special Committee of the board of directors consisting of independent directors meeting on April 6, and 7, 2006, and then by the full board of Directors on April 20, 2006, your board of directors unanimously approved the merger agreement and determined that the merger agreement and the merger are in the best interests of First Montauk and its shareholders. Our board unanimously recommends that you should vote "FOR" the approval of the merger agreement and merger.

Q. Has the First Montauk Board of Directors Received a Fairness Opinion in Connection with the Merger? (See Page 31)

A. Yes. In connection with consideration of the merger proposal from Edward H. Okun, a private investor who controls Buyer, the board of directors formed a Special Committee of independent directors on February 24, 2006. The Special Committee of directors of the First Montauk board of directors received an opinion from Capitalink, L.C., dated as of April 7, 2006, to the effect that, as of that date, the merger consideration is fair, from a financial point of view, to First Montauk shareholders. Capitalink's opinion is subject to the assumptions, limitations and qualifications set forth in its written opinion, which is attached as Annex C to the enclosed proxy statement. We urge you to read the opinion in its entirety.

Q.  What Shareholder Approvals Are Needed? (See Page 17)

A. Approval of the merger agreement requires three separate shareholder votes to approve the merger agreement. First, the affirmative vote of a majority of the votes cast by the holders of shares of First Montauk's common stock and Series B preferred stock voting together as a single class, present in person or by proxy and voting at the Special Meeting, is required to approve the merger, provided a quorum is present in person or by proxy (meaning a majority of the shares of First Montauk's common stock, Series A preferred stock and Series B preferred stock outstanding on the record date are present in person or by proxy at the Special Meeting.) As of the close of business on the First Montauk record date for the Special Meeting, First Montauk's directors, officers and their respective affiliates, beneficially owned and were entitled to vote approximately 3,424,427 shares of First Montauk common stock and 197,824 shares of First Montauk Series B preferred stock (1,978,240 votes on an as converted basis) or approximately, in the aggregate, 26.4% of the voting stock of First Montauk's common shares and Series B preferred shares entitled to vote at the Special Meeting as a single class. All of these directors and executive officers as shareholders have agreed to vote FOR the merger. Certain of those directors and officers who beneficially own and are entitled to vote an aggregate of 5,342,667 shares of common stock and Series B preferred stock have executed written voting agreements with Buyer in which they have agreed to vote such shares FOR the merger agreement and the merger.

    Second, the affirmative vote of a majority of the votes cast by the holder of shares of First Montauk's Series A preferred stock, voting separately as a class, is required to approve the merger. Each share of First Montauk Series A preferred stock is entitled to one vote in such separate class vote. As of June 26, 2006, 305,369 shares of First Montauk Series A preferred stock were issued and outstanding and entitled to vote at the Special Meeting as a single class. No directors or officers of First Montauk own any such shares of First Montauk Series A preferred stock. The holders of Series A preferred stock do not vote with the First Montauk common stock and Series B preferred stock. A holder of Series A preferred stock may elect, however, to convert such holder's shares of Series A preferred stock into First Montauk common stock at a rate of two shares of common stock for each share of Series A. If , prior to the record date, such holder so converts, the holder will not vote in the separate class vote of Series A shareholders but will vote with the shares of common stock and Series B preferred stock as a single class. As of the record date, Buyer has purchased 92.7% of the outstanding shares of Series A preferred stock.
    Buyer intends to vote at the Special Meeting all shares of common stock and First Montauk Series A preferred stock it owns as of the record date FOR the merger agreement and the merger.

    Third, the affirmative vote of the holders of a majority of the votes cast by the holders of shares of First Montauk's Series B preferred stock, voting separately as a class, is required to approve the merger. Each share of First Montauk Series B preferred stock is entitled to one vote in such separate class vote. As of June 26, 2006, 197,824 shares of First Montauk Series B preferred stock were issued and outstanding and entitled to vote at the Special Meeting as a single class. All of the shares of Series B preferred stock are owned by one holder William J. Kurinsky, a director and formerly our Chief Executive Officer. Pursuant to the Voting Agreement entered into by Mr. Kurinsky, he has agreed to vote all of his Series B preferred shares "FOR" the merger.

    From June 13 through June 23, 2006, Buyer purchased in open market and privately negotiated transactions, 2,159,348 shares of First Montauk common stock, and in privately negotiated transactions 283,087 shares of Series A preferred stock at a price of $4.00 per share (convertible into 566,174 shares of First Montauk common stock) and $1,190,000 principal amount of First Montauk convertible debentures (convertible into 2,380,000 shares of First Montauk common stock). On June 21, 2006, Buyer converted $1,190,000 principal amount of such convertible debentures into 2,380,000 shares of First Montauk common stock. As a result of these purchases, as of the record date, Buyer beneficially owns 24.6% of First Montauk common stock (assuming all such convertible debentures are converted into shares of common stock and no shares of Series A preferred stock are converted into common stock). Buyer also owns 92.7% of the outstanding shares of Series A preferred stock. Buyer intends to vote at the Special Meeting all shares of common stock and First Montauk Series A preferred stock it owns as of the record date FOR the merger agreement and the merger. As a result of such purchases of Series A preferred stock, Buyer owns a sufficient number of shares of Series A preferred stock to vote such shares separately as a class and approve the merger. Shares of First Montauk common stock and Series A preferred stock owned by Buyer at the effective time of the merger will be cancelled in the merger and will not receive payment of any cash merger consideration.

    Neither Buyer nor Mr. Okun controls or controlled, is controlled or were controlled by, or is or was under common control with, First Montauk. Accordingly, neither Buyer nor Mr. Okun is, or was, an affiliate of First Montauk at any time since the commencement of negotiations for the merger.

Q.   When and Where Is the Shareholder Meeting? (See Page 17)

A. The First Montauk Special Meeting will take place on Thursday, August 17, 2006 at 10:00 a.m., New Jersey time, at 328 Newman Springs Road, Red Bank, New Jersey 07701.

Q.   Who is entitled to vote at the Special Meeting? (See Pages 17 and 18)

A. Only shareholders of record as of the close of business on June 26, 2006 are entitled to receive notice of the Special Meeting, and to vote the shares of our common stock, Series A preferred stock and Series B preferred stock that they held on the record date at the Special Meeting, or at any adjournments or postponements of the Special Meeting.

Q.   May I vote in person?

A. Yes. If your shares are not held in "street name" through a broker or bank you may attend the Special Meeting and vote your shares in person, rather than signing and returning you proxy card. If your shares are held in "street name," you must get a proxy from your broker or bank in order to attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting in person, we urge you to complete, sign, date and return the enclosed proxy to ensure that your shares will be represented at the Special Meeting.

Q.   May I vote via the Internet or telephone?

A. If your shares are registered in your name, you may vote by returning a signed proxy card or voting in person at the Special Meeting. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy over the Internet or telephone.

     If your shares are held in "street name" through a broker or bank, you may vote by completing and returning the voting form provided by your broker or bank. Your broker or bank may provide you with the ability to vote your shares via the Internet or telephone. Please read the instructions from your broker carefully.

Q. What happens if I do not return my proxy card or attend the Special Meeting and vote in person?

A. If you do not return you proxy card, or attend the Special Meeting, your shares will not be counted toward the quorum necessary to conduct the vote at the Special Meeting, and will not be counted as either a vote for or against the merger. Failure to vote will have the effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which the majority is calculated. If you respond and return your proxy but do not indicate how you want to vote, you proxy will be counted as a vote "FOR" the merger. The failure to vote does not in itself protect dissenter's rights under New Jersey law.

Q.   Can I Change My Vote after I Have Delivered My Proxy? (See Page 26)

A. Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways:

       o  First, you can revoke your proxy.

       o  Second, you can submit a new proxy bearing a later date.

    If you choose either of these two methods, you must submit your notice of revocation or your new proxy to the secretary of First Montauk before the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you should contact your brokerage firm or bank to change your vote.

       o Third, if you are a holder of record, you can attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not revoke your proxy. Please note that if your shares are held in "street name" by a broker, bank or other nominee, and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares to be voted.

Q.  What If I Do Not Vote? (See Page 25)

A. If you fail to respond, your shares will not count toward the quorum necessary to conduct the vote at the meetings, and will not be counted as either a vote for or against the merger. Failure to vote will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. If you respond and do not indicate how you want to vote, your proxy will be counted as a vote FOR the merger. The failure to vote does not in itself protect your dissenters' rights under New Jersey law.

Q. If My Shares Are Held in "Street Name" by My Broker, Will My Broker Automatically Vote My Shares for Me? (See Page 25)

A. Generally, no. Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. For members of the New York Stock Exchange, certain proposals other than the election of directors are "non-discretionary." This means that brokers who have received no instructions from their clients do not have discretion to vote on those items. Please check the voting information form used by your broker to see if it offers telephone or Internet voting. Your broker will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker.

Q.  What if I Fail to Instruct My Broker? (See Page 25)

A. Generally, the broker holding your shares in "street name" may vote the shares only if you provide the broker with appropriate instructions. If you fail to instruct your broker to vote your shares and the broker submits an unvoted proxy, the resulting "broker non-vote" will be counted for the purpose of determining the existence of a quorum at the Special Meeting, but will not be voted on any of the proposals at the Special Meeting. A broker non-vote will not be considered a vote cast at the Special Meeting. At the Special Meeting, a broker non-vote will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Q.  What should I do if I receive more than one set of voting material?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive. If you own common shares and Series A preferred shares, you will receive different proxy cards to vote pursuant to the separate class vote for common stock and Series A preferred stock voting separately as a single class.

Q. What happens if I sell my shares of First Montauk stock before the Special Meeting?

A. The record date for the Special Meeting is earlier than the date of the Special Meeting and the date the merger is expected to be completed. If you transfer your shares of First Montauk stock after the record date but before the Special Meeting, you will retain your right to vote at the Special Meeting, but will transfer the right to receive the merger consideration.

Q.  Will the cash merger consideration be taxable to me? (See Page 19)

A. Yes. The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder in the merger and the shareholder's adjusted tax basis in your First Montauk shares converted into cash in the merger. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you.

Q. What will the Holders of First Montauk Warrants and Options Receive in the Merger? (See Pages 13 and 43)

A. Upon shareholder approval of the merger agreement, all then outstanding unvested options to purchase shares of First Montauk common stock will be automatically accelerated and become fully vested and exercisable pursuant to the employment agreements and respective option plans pursuant to which such options were issued. At the effective time of the merger, each vested option and warrant to purchase common stock with an exercise price below $1.00 per share will be cancelled and converted into the right to receive an amount of cash equal to the difference between the cash merger consideration of $1.00 per share of common stock and the exercise price per share of the option or warrant, multiplied by the number of shares subject to the option or warrant, without interest and less any applicable withholding tax. At the effective time of the merger, each such option and warrant with an exercise price equal to or greater than $1.00 per share will be cancelled and no consideration will be paid for such options or warrants in connection with the merger.

Q.  When Do You Expect the Transaction to Be Completed?

A. We are working toward completing the merger as quickly as possible. We expect to complete the merger in the third quarter of 2006. In addition to obtaining shareholder approval, we must satisfy all other closing conditions, including receipt of approval of the transaction by the National Association of Securities Dealers, Inc. ("NASD").

Q.  Am I Entitled to Dissenters' Rights? (See Pages 54 and 55)

A. Under New Jersey law, holders of First Montauk common stock, Series A preferred stock and Series B preferred stock are entitled to dissenters' rights in the merger. Pursuant to the Voting Agreement executed by the sole holder of shares of Series B preferred stock he has waived any dissenter's rights to an appraisal under New Jersey law.

Q. Should First Montauk Shareholders Send in Their Stock Certificates Now? (See Page 19)

A. No. After we complete the merger, you will receive written instructions for exchanging your First Montauk common shares for the applicable cash merger consideration, without interest and less any applicable withholding taxes.

Q.  How Can I Exchange My Shares? (See Page 19)

A. Continental Stock Transfer and Trust Company ("Continental Stock Transfer"), First Montauk's new transfer agent (having acquired the accounts of North American Transfer Company, First Montauk's former transfer agent), will act as paying agent and will forward detailed instructions to you regarding the surrender of your share certificates, together with a letter of transmittal, promptly after the merger is completed. You should not submit your certificates to Continental Stock Transfer until you have received these materials.

Q.  When will I receive payment for my shares?

A. You will receive payment for your shares after the merger has been completed and you have delivered your share certificate to the exchange agent according to the instructions it sends to you.

Q.  What Do I Need to Do Now?

A. After carefully reading and considering the information contained in this proxy statement, please respond by completing, signing and dating your proxy card or voting instructions and returning it in the enclosed postage paid envelope. In order to assure that we obtain your vote, please deliver your proxy as instructed even if you plan to attend the meeting in person.

Q.  Who Can Help Answer My Questions?

A. If you have any questions about the merger or how to submit your proxy, or if you need additional copies of the proxy statement or the enclosed proxy cards or voting instructions, you should contact:

                          First Montauk Financial Corp.
                            Parkway 109 Office Center
                             328 Newman Springs Road
                           Red Bank, New Jersey 07701
                                 (732) 842-4700
                         Attention: Robert I. Rabinowitz



PLEASE REQUEST DOCUMENTS FROM FIRST MONTAUK NOT LATER THAN AUGUST 14, 2006. UPON REQUEST, FIRST MONTAUK WILL MAIL ANY DOCUMENTS TO YOU BY FIRST CLASS MAIL BY THE NEXT BUSINESS DAY.

See the section entitled "Where You Can Find More Information" beginning on page 53 of this proxy statement for more information about the documents referred to in this proxy statement.

You should rely only on the information contained in this proxy statement in deciding how to vote on the respective proposals described in this proxy statement. No one has been authorized to provide you with information that is different from that contained in this proxy statement. This proxy statement is dated July 18, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

The cost of this proxy statement and the solicitation of First Montauk's shareholders has been borne by First Montauk.

Neither the Securities and Exchange Commission ("SEC") nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosures in this proxy statement. Any representation to the contrary is a criminal offense.

                                SUMMARY OF TERMS

         This summary highlights selected information contained elsewhere in this proxy statement. It may not contain all of the information that may be important to you. Before voting, you should carefully read the entire proxy statement, the annexes and other documents to which this proxy statement refers in their entirety to fully understand the merger agreement and the transactions contemplated by the merger agreement. In addition, First Montauk incorporates by reference important business and financial information about First Montauk into this proxy statement. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled "Where You Can Find More Information."

         Each item in this summary of terms refers to the page where that subject is discussed in more detail. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, the legal document that governs the merger.

The Companies


         First Montauk Financial Corp.
         Parkway 109 Office Center
         328 Newman Springs Road
         Red Bank, New Jersey 07701
         (732) 842-4700


         First Montauk Financial Corp. is a New Jersey corporation and New Jersey-based financial services holding company whose principal subsidiary, First Montauk Securities Corp., is engaged in providing securities brokerage, asset management, investment banking, insurance and other related financial services to individuals, institutions and corporations. Since July 2000, First Montauk Securities Corp. has operated under the registered trade name "Montauk Financial Group". References in this proxy statement to First Montauk shall refer collectively to First Montauk Financial Corp. or to its subsidiary, First Montauk Securities Corp, unless otherwise indicated within the context.


         Montauk Financial Group has approximately 299 registered representatives and services more than 50,000 retail and institutional customers, which comprise over $3.2 billion in customer assets. With the exception of a company-leased branch office in New York City, all of Montauk Financial Group's other 125 branch office and satellite locations in 30 states are owned and operated by affiliates; independent representatives who maintain all applicable licenses and are responsible for all office overhead and expenses. Montauk Financial Group also employs registered representatives directly at its corporate headquarters.


         Montauk Financial Group is registered as a broker-dealer with the SEC, the NASD, the Municipal Securities Rule Making Board, the National Futures Association, and the Securities Investor Protection Corporation, and is licensed to conduct its brokerage activities in all 50 states, the District of Columbia, and the Commonwealth of Puerto Rico, and registered as an international broker-dealer to conduct business with institutional clients in the province of Ontario, Canada. Securities transactions are cleared through National Financial Services, LLC of Boston, Massachusetts, and Penson Financial Services Inc. of Dallas, Texas, with various floor brokerage and specialist firms providing additional execution services. These arrangements provide Montauk Financial Group with back office support, transaction processing services on all principal, national and international securities exchanges, and access to other financial services and products which allows Montauk Financial Group to offer products and services comparable to larger brokerage firms.


         Buyer/FMFG Acquisition Co, Inc.

         10800 Midlothian Turnpike
         Suite 309
         Richmond, Virginia 23235
         (804) 591-3550


         FMFG Ownership, Inc. is a Delaware corporation and a wholly-owned subsidiary of Edward H. Okun, a private investor who is the controlling person of Investment Properties of America, LLC. It was incorporated on March 7, 2006 solely for the purpose of effecting the merger agreement with First Montauk and completing the merger. It has not conducted any business operations. FMFG AcquisitionCo, Inc. is a New Jersey corporation and a wholly-owned subsidiary of FMFG Ownership, Inc. It was incorporated on March 8, 2006 solely for the purpose of entering into the merger agreement with First Montauk and completing the merger. It has not conducted any business operations. Investment Properties of America, LLC is a privately-owned, diversified real estate and investment management company.

The Merger (See Page 27)

         First Montauk and Buyer have entered into the merger agreement pursuant to which Buyer will acquire First Montauk through the merger of First Montauk and Buyer. As a result of the merger, First Montauk will no longer be a publicly traded company and will be a wholly-owned subsidiary of FMFG Ownership, Inc. The name of the surviving corporation in the merger will be First Montauk Financial Corp.

         The merger will be completed if (1) the holders of a majority of our shares of common stock and Series B preferred stock voting together as a single class that are cast at the Special Meeting approve the merger agreement; (2) the holders of a majority of our shares of Series A preferred stock voting separately as a class that are cast at the Special Meeting approve the merger agreement; (3) the holders of a majority of our shares of Series B preferred stock voting separately as a class that are cast at the Special Meeting approve the merger agreement; (4) we obtain all required approvals and consents including that of the NASD; and (5) all other conditions of the merger agreement are satisfied or waived. We expect to complete the merger during the third quarter of 2006. We or Buyer may terminate the merger agreement if the merger is not completed by October 31, 2006.

What You Will Receive in the Merger

         If the merger is completed, each shareholder of First Montauk stock held immediately prior to the merger will be entitled to receive, in exchange for such shares, cash merger consideration, provided that you own them and have not properly exercised dissenters' rights described below, as follows:

         Each holder of First Montauk common stock will be entitled to receive a cash payment of $1.00 per common share without interest;


         Each holder of First Montauk Series A preferred stock, will be entitled to receive a cash payment of $2.00 per Series A preferred share without interest;


         Each holder of First Montauk Series B preferred stock, will be entitled to receive a cash payment of $10.00 per Series B preferred share without interest.


         After the merger is completed, you will have the right to receive the cash merger consideration, but you will no longer have any rights as a First Montauk shareholder. First Montauk shareholders will receive the applicable cash merger consideration after exchanging their First Montauk certificates in accordance with instructions contained in a letter of transmittal to be sent to our shareholders shortly after the merger.

         The cash merger consideration for shares of Series A preferred stock and Series B preferred stock has been determined based upon the terms of the conversion ratio of each Series of preferred stock pursuant to which such shares are converted into shares of common stock. Prior to the effective time of the merger, Series A preferred stock is convertible into two shares of First Montauk common stock and Series B preferred stock is convertible into 10 shares of First Montauk common stock.

Escrow of Deposit Applicable to Cash Merger Consideration

         Upon execution of the merger agreement, Buyer deposited $2,000,000 with a mutually acceptable escrow agent pursuant to an escrow deposit agreement among First Montauk, Buyer and the escrow agent. This cash escrow is intended by the parties to be applied to the aggregate cash merger consideration payable upon the closing of the merger to our shareholders. So long as no default exists under the terms of the merger agreement on the closing date, the escrow agent shall transfer the $2,000,000 deposit to the paying agent to be used in part to pay holders of our stock their appropriate cash merger consideration. The deposit of the $2,000,000 amount resulted from the requirements and deliberations of the Special Committee and their directions to legal counsel for First Montauk to negotiate the deposit as a condition to the special committee approving the merger agreement and the merger and recommending the merger to the entire board of directors. In the event that the merger does not close on or before October 31, 2006, through no fault of First Montauk, or does not close because Buyer has materially breached any of its representation, warranties, covenants or agreements which breach has not been cured or is incapable of being cured, First Montauk will be entitled to receive a $2,000,000 termination fee from Buyer and the escrow deposit will be available to fund such termination fee.

Treatment of Stock Options and Warrants

         Upon shareholder approval of the merger agreement, all then outstanding unvested options to purchase shares of First Montauk common stock will be automatically accelerated and become fully vested and exercisable pursuant to the employment agreements and respective option plans pursuant to which such options were issued. At the effective time of the merger, each vested option or warrant to purchase First Montauk common stock with an exercise below $1.00 per share will be cancelled and converted into the right to receive an amount of cash equal to the difference between the cash merger consideration of $1.00 per share of common stock and the exercise price per share of the option or warrant, multiplied by the number of shares subject to the option or warrant, without interest and less any applicable withholding tax. At the effective time of the merger, each option or warrant with an exercise price equal to or greater than $1.00 per share will be cancelled and no consideration will be paid for such options or warrants in connection with the merger.


Special Committee of the Board of Directors (See Pages 27 to 31)

         Our board of directors formed a Special Committee of independent directors on February 24, 2006 to consider any transaction affecting the company, including an acquisition proposal from a private investor who is the controlling party of the Buyer. This Special Committee supervised the evaluation of such proposal, the terms of a letter of intent setting forth such acquisition proposal and our negotiations of the terms of the merger and the merger agreement. On April 6 and 7, 2006, the Special Committee met and unanimously agreed to recommend to our full board of directors that it approve the merger agreement and approve the merger with Buyer. For a description of the process leading to the proposed merger with Buyer, see "The Merger - Background of the Merger."

Recommendation of the First Montauk's Board of Directors (See Pages 31 to 33)

         After due discussion and due consideration, at a special telephonic meeting of the entire First Montauk board of directors on April 24, 2006, based in part on the unanimous recommendation of the Special Committee of our board of directors, unanimously determined that the merger agreement and the merger are fair to shareholders and in their best interests, and unanimously voted to approve the merger agreement and approve the merger with Buyer.

         Accordingly, our board of directors unanimously recommends that all shareholders vote "FOR" approval of the merger agreement. Our board of directors also unanimously recommends that you vote "FOR" the proposal to adjourn or postpone the Special Meeting of Shareholders, if necessary or appropriate, to solicit additional proxies.

Reasons for the Merger (See Pages 31 and 33)

         In making its recommendation, our board of directors considered among other things:

           o the value of the consideration to be received by the common shareholders, the Series A preferred shareholders and the Series B preferred shareholders and the fact that the consideration would be paid in cash which provides certainty and immediate value to our shareholders;

           o the opinion of Capitalink, L.C. to the effect that, as of April 7, 2006, and based upon and subject to factors, assumptions and limitations set forth in its opinion, that the cash merger consideration to be received by the holders our common stock, Series A preferred stock and Series B preferred stock is, fair, from a financial point of view, to such shareholders;

           o the fact that the merger is not subject to any financing condition;

           o the business, competitive position, strategy and prospects of First Montauk, the competitive position and likely competitors in the industry in which we compete, and current industry, economic and market conditions;

           o  the timing of the merger;

           o  the terms of the merger agreement;

           o the likelihood of closing the merger in light of the financial capabilities and reputation of Mr. Edward H. Okun, the controlling party of Investment Properties of America, LLC, and Buyer;

           o the willingness of Buyer to escrow in cash $2,000,000 constituting a portion of the cash merger consideration payable in the closing of the merger to First Montauk shareholders;

           o the availability of such $2,000,000 escrow amount to fund a termination fee payable to First Montauk if the merger does not close and the merger agreement is terminated under certain circumstances;

           o the possible alternatives to the merger (including the possibility of continuing to operate First Montauk as an independent entity and the desirability and perceived risks of that alternative), the range of potential benefits to our shareholders of the possible alternatives and the timing and the likelihood of accomplishing the goals of such alternatives, and our board of directors' assessment that none of such alternatives were reasonably likely to present superior opportunities for First Montauk, or to create greater value for our shareholders, taking into account risks of execution as well as business, competitive, industry and market risks, than the merger;

           o the desirability of maintaining independence from any other entity which is a competitor of First Montauk; and

           o the fact that under the terms of the merger agreement, we can furnish information to and negotiate with a third party in response to an unsolicited bona fide acquisition proposal reasonably likely to lead to a superior offer (as described below) and accept a superior offer should one be made and not matched by Buyer.

         In the course of its deliberations, our board of directors also considered a variety of risks and other potentially negative factors, including the following:

           o the fact that we will no longer exist as an independent public company and our shareholders will forgo any future increase in our value that might result from our earnings of possible growth as an independent company;

           o the risks and contingencies related to the announcement and pendency of the merger; including the impact of the merger on our employees, customers, registered representatives and our relationships with third parties;

           o the conditions to Buyer's obligation to complete the merger and the right of Buyer to terminate the merger agreement in certain circumstances;

           o the risk that the merger might not receive necessary regulatory approvals and clearances necessary to complete the merger, including approval of the NASD;

           o the fact that under the terms of the merger agreement, we cannot solicit other acquisition proposals and must pay to Buyer a termination fee of up to $2,000,000 if the merger agreement is terminated under certain circumstances;

           o the fact that the income realized by shareholders as a result of the merger generally will be taxable to our shareholders;

           o the interests that our directors and executive officers may have with respect to the merger; and

           o the fact that, pursuant to the merger agreement, we must generally conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to closing of the merger or termination of the merger agreement, any of which may delay or prevent us from pursuing business opportunities that may arise or delay or preclude us from taking actions that would be advisable if we were to remain an independent public company.

         Our board of directors did not assign any particular weight or rank to any of the positive or potentially negative factors or risks discussed in this section, and our board of directors carefully considered all of these factors as a whole in reaching its determination and recommendation.

Opinion of Financial Advisor (See Pages 33 to 41)

         In deciding to approve the merger, the Special Committee of our board of directors considered the written opinion of its financial advisor, Capitalink, L.C., that, as of April 7, 2006, and based upon and subject to the assumptions made, matters considered and limitations as set forth in its opinion, the cash merger consideration to be received by the holders of outstanding shares of First Montauk common stock, Series A preferred stock and Series B preferred stock pursuant to the merger agreement is fair, from a financial point of view, to First Montauk's shareholders.

         The full text of this opinion is attached as Annex C and is incorporated by reference into this proxy statement. The opinion of Capitalink, L.C. sets forth the assumptions made, matters considered, procedures followed, and limitations on the review undertaken by Capitalink, L.C. in connection with such opinion. The summary of the Capitalink opinion as set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. The opinion was directed to the Special Committee of our board of directors and does not constitute a recommendation to you as to how you should vote, or whether you should tender any shares with respect to the merger. First Montauk urges its shareholders to read the opinion of Capitalink, L.C. in its entirety set forth in Annex C.

Interests of Directors and Executive Officers in the Merger (See Pages 41 and
42)

         Some of the directors and executive officers of First Montauk have interests in the merger that are different from, are in addition to or may conflict with your interests as First Montauk shareholders. These interests include the following:

           o As of June 26, 2006 directors and executive officers of First Montauk and their affiliates beneficially owned approximately 17% of the outstanding shares of First Montauk common stock and one of the directors, William J. Kurinsky, owns all of the outstanding shares of Series B preferred stock. Together such shares constitute 25% of the aggregate voting shares of common stock and Series B preferred stock voting together as a single class;

           o Upon closing of the merger, Victor K. Kurylak, the President and Chief Executive Officer of First Montauk, will continue to serve as President and Chief Executive Officer of First Montauk, and in connection with such service will execute a new employment agreement with First Montauk. The execution of a new employment agreement by Mr. Kurylak is a condition to closing by Buyer;

           o Certain executive officers of First Montauk, including Victor K. Kurylak, President and Chief Executive Officer of First Montauk, have provisions in their existing employment agreements that will cause all of their outstanding stock grants and options to be immediately vested upon shareholder approval of the merger; and

           o Although Buyer has not made offers of employment to any First Montauk executive officers as of the date of the merger agreement, other than Victor K. Kurylak, Buyer is engaging in discussions with some or all of these individuals regarding their continued employment following the merger. Until new employment agreements are executed by other executive offices, their existing employment agreements will remain in effect.

           o Upon a change of control in the ownership of First Montauk (as defined in the separation agreement between Herbert Kurinsky, Chairman of the Board of Directors, and First Montauk executed in connection with the termination of his previous employment agreement with First Montauk), the total remaining principal amount of a promissory note ($484,901) issued to Mr. Kurinsky which was repayable over a 48-month period beginning February 1, 2006, became immediately accelerated and due and payable. Such amount with accrued interest through the date of payment was paid by First Montauk to Mr. Kurinsky on July 17, 2006.

         The First Montauk board of directors and Special Committee of the board were aware of, discussed these potentially conflicting interests, and took them into account in approving the merger agreement.

Dissenters' Rights (See Pages 54 and 55)


         Under New Jersey law, holders of common stock, Series A preferred stock and Series B preferred stock are entitled to dissenters' rights in connection with the merger. Under the terms of the Merger Agreement, Buyer is not required to consummate the merger if the holders of more than 4% of First Montauk's shares exercise dissenters' rights. Pursuant to the Voting Agreement executed by the sole holder of Series B preferred stock, he has waived any rights to an appraisal under New Jersey law.


The Special Meeting (See Pages 24 to 27)


         Date, Time and Place. The Special Meeting of our common stock, Series A preferred stock and Series B preferred stock shareholders will be held at 328 Newman Springs Road, Red Bank, New Jersey 07701 on Thursday, August 17, 2006 starting at 10:00 a.m., New Jersey time.


         At the Special Meeting you will be asked to:

      o  Consider and vote to approve the merger agreement; and

      o Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.


         Record Date and Voting Shares. You will be entitled to notice of, and to vote at the Special Meeting if you owned shares of our common stock, Series A preferred stock or Series B preferred stock at the close of business on June 26, 2006, the record date for the Special Meeting. As of that date, there were 18,483,553 shares of our common stock, 305,369 shares of Series A preferred stock, 197,824 shares of Series B preferred stock outstanding and entitled to be voted at the meeting. You can cast one vote for each share of our common stock, one vote for each share of Series A preferred stock and ten votes for each share of Series B preferred stock that you owned at the close of business on the record date. There are an aggregate of 20,461,793 votes entitled to be cast by our common shareholders and the sole Series B preferred shareholder voting together as a single class and 305,369 votes entitled to be cast by our Series A preferred shareholders, voting separately as a class.

         Required Vote. The holders of a majority of the outstanding shares of common stock and Series B voting together as a single class, and the holders of a majority of the outstanding shares of Series A preferred stock voting separately as a class, and the holders of a majority of the outstanding shares of Series B preferred stock voting separately as a class, in each case entitled to vote at the Special Meeting must be present in person or represented by proxy in order for First Montauk to constitute a quorum under New Jersey law and the corporate governance documents of First Montauk and to transact the business of the Special Meeting. Three separate votes of shareholder approvals are needed to approve the merger. First, the affirmative vote of a majority of the votes cast by the holders of shares of First Montauk's common stock and Series B preferred stock present in person or by proxy and voting together as a single class at the Special Meeting, is required to approve the merger, provided a quorum is present in person or by proxy (meaning a majority of the shares of First Montauk's common stock and Series B preferred stock outstanding on the record date are present in person or by proxy at the Special Meeting.) As of the close of business on the First Montauk record date for the Special Meeting, First Montauk's directors, officers and their respective affiliates, beneficially owned and were entitled to vote approximately 3,424,427 shares of First Montauk common stock and 197,824 shares of First Montauk Series B preferred stock (1,978,240 votes on an as converted basis) or approximately, in the aggregate, 26.4% of the voting stock of First Montauk's common shares and Series B preferred shares entitled to vote at the Special Meeting as a single class. All of these directors and officers as shareholders have agreed to vote FOR the merger. Certain of those directors and officers who beneficially own and are entitled to vote an aggregate of 5,342,667 shares of common stock and Series B preferred stock have executed written voting agreements with Buyer in which they have agreed to vote such shares FOR the merger agreement and the merger. See Voting Agreements on page 18.

        Second, the affirmative vote of a majority of the votes cast by the holder of shares of First Montauk's Series A preferred stock, voting separately as a class, is required to approve the merger. Each share of First Montauk Series A preferred stock is entitled to one vote in such separate class vote. As of June 26, 2006, 305,369 shares of First Montauk Series A preferred stock were issued and outstanding and entitled to vote at the Special Meeting as a single class. No directors or officers of First Montauk own any such shares of First Montauk Series A preferred stock. The holders of Series A preferred stock do not vote with the First Montauk common stock and Series B preferred stock. A holder of Series A preferred stock may elect, however, to convert such holder's shares of Series A preferred stock into First Montauk common stock at a rate of two shares of common stock for each share of Series A. If , prior to the record date, such holder so converts, the holder will not vote in the separate class vote of Series A shareholders but will vote with the shares of common stock and Series B preferred stock as a single class. As of the record date, Buyer has purchased 92.7% of the outstanding shares of Series A preferred Stock.
Buyer intends to vote at the Special Meeting all shares of common stock and First Montauk Series A preferred stock it owns as of the record date FOR the merger agreement and the merger.

        Third, the affirmative vote of the holders of a majority of the votes cast by the holders of shares of First Montauk's Series B preferred stock, voting separately as a class, is required to approve the merger. Each share of First Montauk Series B preferred stock is entitled to one vote in such separate class vote. As of June 26, 2006, 197,824 shares of First Montauk Series B preferred stock were issued and outstanding and entitled to vote at the Special Meeting as a single class. All of the shares of Series B preferred stock are owned by one holder William J. Kurinsky, a director and formerly our Chief Executive Officer. Pursuant to the voting agreement entered into by Mr. Kurinsky, he has agreed to vote all of his Series B preferred shares "FOR" the merger.

Voting Agreements (See Pages 51 and 52)

         In connection with the merger agreement, three directors of First Montauk (Herbert Kurinsky, Chairman of the Board, William J. Kurinsky, former Chief Executive Officer and the sole shareholder of Series B preferred stock and Victor K. Kurylak, President and Chief Executive Officer) and three executive officers (Robert I. Rabinowitz, Executive Vice President, General Counsel and Secretary, Mindy Horowitz, Senior Vice President and Chief Financial Officer, and Brian M. Cohen, Senior Vice President and Chief Information Officer) executed written voting agreements pursuant to which each agreed to vote his or her shares of First Montauk common stock and/or Series B preferred stock over which he or she exercises voting control FOR the approval of the merger agreement. Together such shares constitute 26.4% of the aggregate voting shares of common stock and Series B preferred stock, voting together as a single class.

Buyer's Purchases of First Montauk Securities

         From June 13 through June 23, 2006, Buyer purchased in open market and privately negotiated transactions, 2,159,348 shares of First Montauk common stock, and in privately negotiated transactions 283,087 shares of Series A preferred stock at a price of $4.00 per share (convertible into 566,174 shares of First Montauk common stock) and $1,190,000 principal amount of First Montauk convertible debentures (convertible into 2,380,000 shares of First Montauk common stock). On June 21, 2006, Buyer converted $1,190,000 principal amount of such convertible debentures into 2,380,000 shares of First Montauk common stock. As a result of these purchases, as of the record date, Buyer beneficially owns 24.6% of First Montauk common stock (assuming all such convertible debentures are converted into shares of common stock and no shares of Series A preferred stock are converted into common stock). Buyer also owns 92.7% of the outstanding shares of Series A preferred stock. Buyer intends to vote at the Special Meeting all shares of common stock and First Montauk Series A preferred stock it owns as of the record date FOR the merger agreement and the merger. As a result of such purchases of Series A preferred stock, Buyer owns a sufficient number of shares of Series A preferred stock to vote such shares separately as a class and approve the merger. Shares of First Montauk common stock and Series A preferred stock owned by Buyer at the effective time of the merger will be cancelled in the merger and will not receive payment of any cash merger consideration.

         Neither Buyer nor Mr. Okun controls or controlled, is controlled or were controlled by, or is or was under common control with, First Montauk. Accordingly, neither Buyer nor Mr. Okun is, or was, an affiliate of First Montauk at any time since the commencement of negotiations for the merger.

Federal Income Tax Consequences of the Merger

         The exchange of shares of First Montauk common stock, Series A preferred stock and Series B preferred stock for cash in the merger will be a taxable transaction to our shareholders for U.S. federal income tax purposes. As a result, each shareholder will recognize gain or loss equal to the difference, if any, between the amount of cash received and such shareholder's adjusted tax basis in the shares surrendered. Such gain or loss will be capital gain or loss if the shares surrendered are held as a capital asset in the hands of the shareholder, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of surrender. SHAREHOLDERS ARE URGED TO CONSULT AND RELY SOLELY UPON THEIR OWN TAX ADVISORS TO DETERMINE THEIR PARTICULAR TAX CONSEQUENCES RESULTING TO THEM FROM THE MERGER.

Effective Time of the Merger; Exchange of Shares

         The merger will become effective when we file a certificate of merger with the Secretary of State of New Jersey. We expect to file the certificate as soon as practicable after the shareholder meeting, subject to approval by First Montauk's shareholders at the Special Meeting, the approval by the NASD of the transaction contemplated by the merger agreement and satisfaction or waiver of the other terms and conditions of the merger agreement.

          Continental Stock Transfer will act as paying agent for the merger and will forward detailed instructions to you regarding the surrender of your share certificates, together with a letter of transmittal, promptly after the merger is completed. You should not submit your certificates to Continental Stock Transfer until you have received these materials. YOU SHOULD NOT SEND ANY SHARE CERTIFICATES AT THIS TIME.

Conditions to the Merger   (See Pages 48 to 49)

         Each party's obligation to effect the merger is subject to the satisfaction or waiver of various conditions, which include the following:

         Buyer and we are obligated to effect the merger only if the following conditions are satisfied or waived:

               o the merger agreement is approved by a majority of our shareholders at the Special Meeting;

               o no provision of any law or regulation would prevent the consummation of the merger, no court or other governmental order is issued preventing the closing of the merger, and no order is in effect which makes the closing of the merger illegal; and

         Buyer will not be obligated to effect the merger unless the following conditions are satisfied or waived:

               o our representations and warranties made pursuant to the merger agreement are correct and complete as of the signing and closing, except in certain cases where the failure of such representations and warranties to be correct and complete and not have, and would not be reasonably be expected to have, a material adverse effect on First Montauk;

               o we have performed in all material respects all obligations required to be performed by us under the merger agreement at or prior to the closing of the merger;

               o all consents and approvals of the merger have been obtained, including approval of the transaction by the NASD;

               o we have not suffered a material adverse in the financial condition, business affairs, operations or assets of First Montauk or any of its subsidiaries since the date of the merger agreement;

               o shareholders owning no more than 4% of First Montauk stock perfect appraisal rights under New Jersey law;

               o no material adverse change has occurred in governmental regulation for the services provided in connection with the business of First Montauk and any of its subsidiaries;

               o First Montauk has no more than 22,900,000 shares of capital stock outstanding on an as converted basis;

               o First Montauk has a minimum of $2,000,000 in stockholders' equity as reflected in its most recent consolidated balance sheet less, if applicable, any amounts required to redeem First Montauk's convertible debentures outstanding;

               o our broker-dealer subsidiary, First Montauk Securities, has regulatory net capital of not less than $1,500,000;

               o a new employment agreement has been entered into by Victor K. Kurylak, our President and Chief Executive Officer; and

               o other contractual conditions set forth in the merger agreement.

         First Montauk will not be obligated to effect the merger unless the following conditions are satisfied or waived:

               o Buyer's representations and warranties made pursuant to the merger agreement are correct and complete as of the signing and closing, except in certain cases where the failure of such representations and warranties to be correct and complete, do not have, and would not be reasonably be expected to have, a material adverse effect on Buyer;

               o Buyer have performed in all material respects all obligations required to be performed by Buyer under the merger agreement at or prior to the closing of the merger;

               o Buyer has capitalized itself with at least $3,000,000 in cash which is reflected in the books and records of Buyer as shareholders' equity;

               o Buyer has made available sufficient funds to pay the entire cash merger consideration.

Limitation on Considering Other Acquisition Proposals (See Pages 46 to 48)

         We have represented that prior to the date of the merger agreement we have terminated any discussions or negotiations with any party other than Buyer concerning any takeover proposal.

         We have agreed that we will not, and will use our reasonable best efforts not to permit any of our officers, directors, employees, attorneys, financial advisors, agents or other representatives or those of our subsidiaries to, directly or indirectly:

               o solicit, initiate, or knowingly encourage (including by way of furnishing nonpublic information) any takeover proposal;

               o engage in or continue discussions or negotiations relating to, or take any other action to facilitate any inquiries or the making of any takeover proposal;

               o approve or recommend any takeover proposal, unless the unsolicited takeover proposal is a superior proposal;

               o enter into any letter of intent or any other contract relating to any takeover proposal, except in connection with a termination of the merger agreement;

               o withhold or modify, in a manner adverse to Buyer, the approval or recommendation of our board of directors of the merger agreement or the merger, unless the unsolicited takeover proposal is a superior proposal.

         However, in response to any takeover proposal following the date of the merger agreement that is not otherwise obtained in violation of the restrictions set forth in the immediately preceding bullet points and that our board of directors determines in good faith is or is reasonably likely to constitute an offer that is superior to the merger, our board of directors may:

               o furnish to the person making the acquisition proposal information with respect to us and our subsidiaries pursuant to a confidentiality agreement with terms substantially similar to the agreement between Buyer and us; and

               o participate in discussions or negotiations with the person making such takeover proposal; and

         We are required to advise Buyer orally (within one business day) and in writing (as promptly as practicable) of the receipt of any inquiry or request for information with respect to, or which could reasonably be expected to lead to an unsolicited takeover proposal. In addition, we agree to provide Buyer, within 24 hours of receipt, with the material terms and conditions of any takeover proposal and will promptly (but in no case later than two business days thereafter) notify Buyer of any determination by the board of directors that a superior proposal has been made.

         Subject to the satisfaction of certain conditions, our board may withdraw or modify its recommendation to our shareholders for approval of the merger agreement. In the event that our board withdraws or modifies its recommendation in a manner adverse to Buyer, or approves or recommends another party's takeover proposal, and the merger agreement is required to be terminated, and we may be required to pay Buyer a termination fee of up to $2,000,000.

Termination of the Merger Agreement (See Pages 49 and 50)

         Buyer and we can terminate the merger agreement under certain circumstances, including:

           o  by mutual written consent;

           o by either Buyer or us, if the merger has not been completed by October 31, 2006, and the party seeking to terminate has not breached its obligations under the merger agreement in any material respect;

           o by either Buyer or us, if any governmental restraint prohibiting the merger is in effect and has become final and nonappealable;

           o by either Buyer or us, if a majority of our shareholders do not approve the merger agreement at the Special Meeting, or the NASD has not approved the merger and transactions contemplated by the merger agreement;

           o by either Buyer or us, if the other party has not cured a material breach of the merger agreement;

           o by us if, prior to the receipt of our shareholder approval, our board of directors reasonably determines that a takeover proposal constitutes a superior proposal, provides Buyer written notice, permits Buyer three business days to enable Buyer to agree to a modification of the terms and conditions of the merger agreement, and at the end of such three-day period our board continues reasonably to believe that the takeover proposal constitutes a superior proposal and simultaneously enters into a definitive acquisition agreement to effect the superior proposal, provided we pay to Buyer a termination fee of not less than $1,000,000 nor more than $2,000,000; or

           o by Buyer if our board of directors withdraws or modifies in a manner adverse to Buyer its approval or recommendation in favor of the approval of the merger agreement, or approves or recommends any takeover proposal;

           o by Buyer if a tender offer or exchange offer for 50% or more of our outstanding shares of capital stock is commenced by a party other than Buyer or its affiliate prior to our Special Meeting of shareholders, and our board of directors fails to recommend against acceptance of such tender or exchange offer (or takes no position);

Termination Fees and Expenses (See Pages 50 and 51)

         The merger agreement provides that regardless of whether the merger is consummated, all fees and expenses incurred by the parties in connection with the merger will be borne by the party incurring such fees and expenses.

         The merger agreement requires, however, that under certain circumstances we pay Buyer a termination fee ("topping fee") equal to 25% of the per share consideration payable to our shareholders pursuant to a superior proposal minus the per share merger consideration with respect to each class of our stock payable under the merger agreement, multiplied by the total number of First Montauk shares outstanding as of the date of termination; provided that in no event will such topping fee be less than $1,000,000 nor greater than $2,000,000. This topping fee will be payable when:

           o we terminate the merger agreement if our board of directors reasonably determines that a takeover proposal constitutes a superior proposal, provides Buyer written notice of such takeover proposal, permits Buyer three business days to enable Buyer to agree to a modification of the terms and conditions of the merger agreement, and at the end of such three-day period our board continues reasonably to believe that the takeover proposal constitutes a superior proposal and simultaneously with such termination we enter into a definitive acquisition agreement to effect the superior proposal;

The merger agreement requires that we pay Buyer a termination fee ("breakup fee") of $2,000,000 if:

           o our board of directors withdraws or modifies in a manner adverse to Buyer its approval or recommendation in favor of the approval of the merger agreement;

           o  approves or recommends any takeover proposal by a third party;

           o a tender offer or exchange offer for 50% or more of the outstanding shares of capital stock of First Montauk is commenced by a party other than Buyer or its affiliate prior to the Special Meeting, and our board of directors fails to recommend against acceptance of such tender or exchange offer (or takes no position); or

         The merger agreement also provides for payment of a topping fee of not less than $1,000,000 nor greater than $2,000,000 if Buyer terminates the merger agreement due to the foregoing circumstances under which a breakup fee would be payable and within 12 months immediately following such termination First Montauk enters into a definitive agreement with respect to a takeover proposal, provided that such topping fee will be reduced by any amount paid by First Montauk to Buyer as a breakup fee.

         In addition, under certain circumstances, we may be required to reimburse Buyer for its fees and out of pocket expenses incurred in connection with the merger agreement up to a total of $500,000.

         The merger agreement also provides that under certain circumstances if the merger does not close, Buyer will be required to pay First Montauk a termination fee of $2,000,000. In the event the merger does not close through no fault of First Montauk, or does not close because Buyer has materially breached any of its representations or warranties or covenants or agreements which has not been cured or is incapable of being cured, then First Montauk is entitled to receive such termination fee. Upon the termination of the merger agreement, the escrow deposit of $2,000,000 will be available to fund such termination fee.

                   MARKET PRICE DATA AND DIVIDEND INFORMATION

First Montauk Market Price Data


         First Montauk common stock is traded on the OTC Bulletin Board under the symbol "FMFK.OB". Quotations on the OTC Bulletin Board reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.


         The following table sets forth the high and low bid prices for First Montauk common stock as reported on the OTC Bulletin Board for the period from January 1, 2004 to July 17, 2006.


       Calendar 2004

       First Quarter                  $0.42                      $0.30

      Second Quarter                  $0.39                      $0.27

       Third Quarter                  $0.42                      $0.24

      Fourth Quarter                  $0.80                      $0.49

       Calendar 2005

       First Quarter                  $1.09                      $0.47

      Second Quarter                  $1.09                      $0.84

       Third Quarter                  $1.04                      $0.85

      Fourth Quarter                  $0.945                     $0.75

       Calendar 2006

       First Quarter                  $1.22                      $0.80

      Second Quarter                  $1.00                      $0.90

 Third Quarter (thru July             $0.975                     $0.88
         17, 2006)



         The closing market price per share of our common stock on March 10, 2006, the last trading day before we announced the letter of intent was $0.98. The closing market price per share of our common stock on May 5, 2006, the last trading day before we announced the merger agreement was $0.93. The closing market price per share of our common stock on July 17, 2006, the last trading day before the date of this proxy statement was $0.90. If the proposed merger is consummated, our common stock will no longer trade on the OTC Bulletin Board and there will be no further public market for our common stock.

         No public trading market exists for shares of the Series A preferred stock and Series B preferred stock.

Dividend Information

         First Montauk has never paid any cash dividends on its shares of common stock. Under the merger agreement, we have agreed not to pay dividends except as contemplated by the terms of the outstanding preferred stock under the consummation of the merger.


         First Montauk pays quarterly dividends on outstanding shares of its Series A preferred stock at the rate of 6% per annum, subject to the limitations under the New Jersey Business Corporation Act. All accrued dividends have been paid to date on the Series A preferred stock. As of June 26, 2006, there were outstanding 305,369 shares of First Montauk Series A preferred stock.


         First Montauk pays quarterly dividends on outstanding shares of its Series B preferred stock at the rate of 8% per annum, subject to the limitations under the New Jersey Business Corporation Act. The right of the sole holder of the First Montauk Series B preferred stock is on parity with the rights of the holders of First Montauk Series A preferred stock to receive dividends. As of June 26, 2006, there were outstanding 197,824 shares of First Montauk Series B preferred stock.


         As of June 26, 2006, First Montauk was current in the payments of its dividends. There can be no assurance that First Montauk will continue to pay dividends in the future.

                               THE SPECIAL MEETING

Matters to Be Considered

         The purpose of the Special Meeting is:

         1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. To consider and vote upon a proposal to approve an Agreement and Plan of Merger dated as of May 5, 2006, by and among Buyer, and First Montauk. Pursuant to the merger agreement, First Montauk will merge with Buyer and become a wholly-owned subsidiary of Buyer. Each share of common stock, other than those held by shareholders, if any, who properly exercise their appraisal rights under New Jersey law, will be converted into the right to receive $1.00 in cash without interest. Each share of Series A preferred stock, other than those held by shareholders, if any, who properly exercise their appraisal rights under New Jersey law, will be converted into the right to receive $2.00 in cash without interest. Each share of Series B preferred stock, other than those held by shareholders, if any, who properly exercise their appraisal rights under New Jersey law, will be converted into the right to receive $10.00 in cash without interest; and

         2. OTHER MATTERS. To transact such other business as may properly come before the First Montauk Special Meeting or any adjournment or postponement of the meeting.

         The close of business on June 26, 2006 has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at, the Special Meeting and any adjournment thereof.


Recommendation of First Montauk's Board of Directors

         The First Montauk board of directors, after careful consideration and review of the opinion of Capitalink, L.C., has unanimously approved the merger and the merger agreement. The First Montauk board believes that the merger is advisable and in your best interests and unanimously recommends that you vote FOR the approval of the merger agreement.

Record Date and Voting

         Holders of record of shares of First Montauk common stock, Series A preferred stock and Series B preferred stock at the close of business on June 26, 2006, are entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 18,483,553 shares of common stock, 305,369 shares of Series A preferred stock and 197,824 shares of Series B preferred stock. Each share of First Montauk common stock will entitle the holder to one vote per share. Each share of Series A preferred stock is entitled to one vote in the separate class vote of Series A preferred shareholders but if converted into common stock will be convertible into two shares of common stock. Each share of Series B preferred stock is convertible into 10 shares of common stock, and each Series B preferred share entitles the holder to 10 votes, or one vote for each share of Common Stock into which such share of First Montauk Series B preferred stock could be converted at the record date. Accordingly, as of the First Montauk record date, the holders of outstanding voting shares of First Montauk, were entitled to a total of 20,461,793 votes, consisting of 18,483,553 voting shares of First Montauk common stock, and 1,978,240 voting shares of First Montauk Series B preferred stock. The representation, in person or by properly executed proxy, of the holders of a majority in voting power of all of the outstanding shares of common stock, Series A preferred stock and Series B preferred stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

         Shares of First Montauk common stock, Series A preferred stock and Series B preferred stock present in person or represented by proxy at the First Montauk Special Meeting and entitled to vote will be counted for the purposes of determining whether a quorum is present. The approval of the merger agreement will require the affirmative vote of the holders of a majority of the votes represented by: (i) the shares of First Montauk common stock and Series B preferred stock, present in person or represented by proxy at the Special Meeting voting as a single class; (ii) the shares of Series A preferred stock, present in person or represented by proxy at the Special Meeting voting as a separate class; and (iii) the shares of Series B preferred stock, present in person or represented by proxy at the Special Meeting voting as a separate class.

         Abstentions and broker "non-votes" will be counted as present or represented and entitled to vote at the First Montauk Special Meeting for purposes of determining whether a quorum is present. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner with respect to the proposal. Abstentions will be included in the number of shares present or represented and voting on each matter. Broker "non-votes" will not be considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

         If you are the record holder of First Montauk shares and you sign, date and mail your proxy card without identifying how you want to vote, your proxy will be voted "FOR" the merger, the merger agreement and the transactions contemplated by the merger agreement. If you fail to respond, your shares will not count toward the quorum necessary to conduct the vote at the meetings, and will not be counted as either a vote for or against the merger. Failure to vote will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. You may also vote by appearing at the Special Meeting and voting in person.

         Shares of First Montauk common stock, Series A preferred stock and Series B preferred stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows:

         1. FOR the approval of the merger agreement between First Montauk and Buyer; and

         2. FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

         The First Montauk Special Meeting may be adjourned or postponed by the chairman of the board for any proper reason including to permit further solicitation of proxies. No proxy voted against the proposal to adopt the merger agreement will be voted on any proposal submitted to the shareholders to adjourn or postpone the annual meeting.

         From June 13 through June 23, 2006, Buyer purchased in open market and privately negotiated transactions 2,159,348 shares of First Montauk common stock, and in privately negotiated transactions 283,087 shares of Series A preferred stock at a price of $4.00 per share (convertible into 566,174 shares of First Montauk common stock) and $1,190,000 principal amount of First Montauk convertible debentures (convertible into 2,380,000 shares of First Montauk common stock). On June 21, 2006, Buyer converted $1,190,000 principal amount of such convertible debentures into 2,380,000 shares of First Montauk common stock. As a result of these purchases, as of the record date, Buyer beneficially owns 24.6% of First Montauk common stock (assuming all such convertible debentures are converted into shares of common stock and no shares of Series A preferred stock are converted into common stock). Buyer also owns 92.7% of the outstanding shares of Series A preferred stock. Buyer intends to vote at the Special Meeting all shares of common stock and First Montauk Series A preferred stock it owns as of the record date FOR the merger agreement and the merger. As a result of such purchases of Series A preferred stock, Buyer owns a sufficient number of shares of Series A preferred stock to vote such shares separately as a class and approve the merger. Shares of First Montauk common stock and Series A preferred stock owned by Buyer at the effective time of the merger will be cancelled in the merger and will not receive payment of any cash merger consideration.

Voting Shares Held by Executive Officers, Directors and Their Affiliates

         As of the close of business on the record date for the Special Meeting, First Montauk's directors, officers and their respective affiliates, beneficially owned and were entitled to vote approximately 3,424,427 shares of First Montauk common stock and 197,824 shares of First Montauk Series B preferred stock (1,978,240 votes on an as converted basis) or approximately, in the aggregate, 26.4% of the voting stock of First Montauk's shares entitled to vote at the Special Meeting as a single class. All of these shareholders have agreed to vote for the merger. No director or officer beneficially owned or was entitled to vote any shares of Series A preferred stock. See "The Voting Agreement".

Revocation of proxies

         Any proxy may be revoked at any time before it is voted. A shareholder may revoke a proxy by:

      o notifying the Secretary of First Montauk either in writing prior to the Special Meeting or in person at the Special Meeting;

      o  by submitting a proxy bearing a later date; or

      o  by voting in person at the Special Meeting.

         Revocation is effective only upon receipt of such notice by our corporate Secretary. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares to be voted.

Solicitation of proxies

         We will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of First Montauk common stock, Series A preferred stock and Series B preferred stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                                   THE MERGER

         This section of the proxy statement describes material aspects of the proposed merger, including the merger agreement. While we believe that the description covers the material terms of the merger and the related transactions, this summary may not contain all of the information that is important to First Montauk shareholders. You should read the merger agreement and the other documents we refer to carefully and in their entirety for a more complete understanding of the merger.

General

         The merger agreement provides for a transaction in which Buyer will acquire First Montauk by merging First Montauk with and into Buyer. At the effective time of the merger, each shareholder of First Montauk stock held immediately prior to the merger will cease to be outstanding and will be converted into the right to receive, in exchange for such shares, cash merger consideration, provided that you own them and have not properly exercised dissenters' rights described below, as follows:

         Each holder of First Montauk common stock will be entitled to receive a cash payment of $1.00 per share without interest;


         Each holder of First Montauk Series A preferred stock, will be entitled to receive a cash payment of $2.00 per share without interest;


         Each holder of First Montauk Series B preferred stock, will be entitled to receive a cash payment of $10.00 per share without interest.


Background of the Merger

         Since January 2004, First Montauk has been developing and implementing a new strategic plan to improve First Montauk's financial performance. Under the direction of William Kurinsky, the former Chief Executive Officer of First Montauk, Herbert Kurinsky, Chairman of First Montauk, and First Montauk's board of directors, a plan was developed that started with a management restructuring. The first action taken was the employment of Victor K. Kurylak as President and Chief Operating Officer on January 1, 2004. Mr. Kurylak exercised oversight of operations and made personnel changes during 2004 designed to improve regulatory compliance and operational efficiency. Mr. Kurylak also directed the review and analysis of the customer base and business mix of each of First Montauk's affiliate offices, and applied new compliance requirements and restrictions to offices deemed inconsistent with the company's new business plan.

         At that time, our strategic plan did not include a sale of the company. However, the board recognized that to achieve sustained profitability and bear the expenses of a public company, First Montauk would need to increase the size of its operations or seek alternative transactions. In late July 2004, Mr. Mark Goldwasser of Olympic Cascade Financial Corporation met with William Kurinsky, then Chief Executive Officer of First Montauk, Herbert Kurinsky, Chairman of First Montauk, and Victor K. Kurylak, to discuss the potential combination of the two firms. Discussions and due diligence continued, and in October 2004, Olympic and First Montauk entered into a letter of intent to merge the two companies.

         On October 5, 2004, a Schedule 13D was filed by BMAC Corp. reporting the acquisition of 9.8% of First Montauk common stock for the stated purpose of changing or influencing the control of First Montauk, including recommending changes in management and the structure of the board of directors, or as a participant with others in a transaction having that purpose. The President of BMAC, Mr. Amnon Kawa, was advised by two former registered representatives of First Montauk, Shlomo Eplboim and Michael Poutre. Messrs. Eplboim and Poutre were formerly registered with and operated First Montauk's Beverly Hills-based affiliate office, and Mr. Kawa was one of their clients. The office was closed by First Montauk in October 2004, and Mr. Poutre, a former principal of the office, was permitted to resign for conduct during a NASD examination of that branch office. BMAC filed several amendments to the Schedule 13D in 2005 and eventually reported holding approximately 13.03% of First Montauk common stock. Subsequently, in March 2006, First Montauk received an award of approximately $119,000 plus interest in the aggregate against Messrs. Eplboim and Poutre. The arbitration proceeding was filed by First Montauk against the two former registered representatives with respect to their default on certain loans. In May 2006, Messrs. Eplboim and Poutre paid the arbitration judgment.

         On February 10, 2005, Olympic and First Montauk signed a merger agreement and issued a joint press release announcing that they had signed a definitive merger agreement. In May, 2005, representatives of Olympic met with the board of directors of First Montauk to review certain issues with respect to the proposed merger of Olympic with First Montauk. Discussions at that meeting included a review of the respective companies' financial performance over the prior six months and the effect of such on the structure of the proposed merger. In furtherance of those discussions, the merger agreement was amended in June 2005 to change the structure of the proposed merger and the relative percentages of the surviving entity to be owned by the former shareholders of First Montauk and Olympic. However, in October 2005, First Montauk and Olympic announced that they had mutually agreed to terminate the merger agreement.

         The need to increase the size of the company to bear the expenses of a public company continued after the termination of the proposed merger with Olympic. At the direction of the board, Mr. Kurylak continued to consider alternative transactions.

         On January 13, 2006, an amendment to the Schedule 13D of BMAC was filed by 360 Global Wine Company. 360 Global is a small, diversified marketer of beverage alcohol brands in the wine category. The amendment to Schedule 13D reported the acquisition of 18.7% of the outstanding shares of First Montauk common stock. The shares were to be acquired by 360 Global in exchange for restricted shares of 360 Global common stock. The exchange was scheduled for April 15, 2006, unless extended to a date no later than May 15, 2006. To date, no closing of the transaction of the purchase by 360 Global of any of these shares of First Montauk common stock was ever reported by 360 Global.

         Messrs. Eplboim and Poutre also act as advisors to 360 Global and receive compensation for management consultant services, business advisory serves, and mergers and acquisition advisory services to 360 Global. In January 2006, 360 Global issued shares of its common stock to an entity controlled by Messrs. Eplboim and Poutre with a market value of $1,060,000 as of the date of issuance. In March 2006, 360 Global issued shares of its common stock to an entity controlled by Messrs. Eplboim and Poutre with a market value of $1,675,005 as of the date of issuance.

         On January 25, 2006, Mr. Kurylak, who was now President and Chief Executive Officer of First Montauk, met with Joel Shapiro, Chief Executive Officer of 360 Global, Anthony Bryan, Chairman of the Board of 360 Global, and other directors and senior executive officers of 360 Global. Mr. Shapiro expressed 360 Global's interest in acquiring First Montauk in a non-hostile transaction pursuant to an exchange of First Montauk shares for common stock of 360 Global. Mr. Kurylak stated that he would communicate this interest to the First Montauk board of directors. During the meeting, Mr. Kurylak questioned 360 Global's representatives about the financial condition of 360 Global and the lack of liquidity in its common stock. Mr. Shapiro stated that over the next several months 360 Global would take certain actions designed to improve its financial condition and performance.

         The actions of 360 Global led to several events in January and early February 2006 unrelated to the merger agreement. First, the board became concerned that 360 Global would attempt to acquire First Montauk in exchange for the thinly traded, highly speculative shares of 360 Global, which potentially would deprive First Montauk shareholders of the value of their investment. Accordingly, First Montauk's management sought the assistance of our legal counsel, Goldstein & DiGioia, LLP for the purpose of advising management and our board on alternative defensive mechanisms. As a result of this review, management, in consultation with the board, instructed Goldstein & DiGioia to prepare documents and other information necessary for the board to consider the adoption of a shareholders' rights plan, or poison pill. This meeting was reported to the First Montauk board of directors on February 22, 2006. The board took no action at that meeting with respect to the adoption of such plan.

         On February 2, 2006, Kenneth Bolton, a registered representative of First Montauk, met with Edward H. Okun, the principal of Investment Properties of America, LLC. Mr. Bolton had been introduced to Mr. Okun through contacts he developed through the real estate investment marketplace. Mr. Okun expressed an interest in acquiring a broker-dealer, and based upon his knowledge of the filing by 360 Global regarding First Montauk, Mr. Okun inquired about the possibility of acquiring First Montauk. Mr. Bolton referred Mr. Okun to Mr. Kurylak.

         On February 16, 2006, Mr. Kurylak met with Mr. Okun at which time Mr. Okun expressed an interest in purchasing First Montauk. On February 18th, Mr. Kurylak and Mr. William J. Kurinsky, a member of the First Montauk board of directors, met with Mr. Okun to discuss further information related to Mr. Okun's expressed interest in acquiring First Montauk. On February 21, 2006, the Company and Mr. Okun executed a Confidentiality and Non-Disclosure Agreement and First Montauk provided him certain financial and other proprietary information concerning First Montauk.

         In February 2006, Mr. Kurinsky and Mr. Kurylak also met with Mr. Shapiro and Mr. Bryan of 360 Global. The 360 Global principals discussed their continuing interest in a friendly transaction with First Montauk and its current management. They discussed the 360 Global disclosure of its intention to effect a change of control transaction of First Montauk. Mr. Kurylak stated that a transaction involving only 360 Global stock would be difficult to support in light of 360 Global's financial condition and the lack of liquidity of its common stock. The 360 principals advised Messrs. Kurylak and Kurinsky that they would consider alternatives to raise capital to purchase the common stock of those large shareholders of First Montauk who would not be interested in accepting shares of 360 Global common stock in exchange for their shares of First Montauk common stock. 360 Global also intended to work towards improving its financial condition and to complete an announced reverse stock split.

         To date, 360 Global never submitted any proposal to First Montauk relating to an acquisition of First Montauk by 360 Global.

         On February 15, 2006, Mr. Kawa, former president of BMAC, filed his own
Schedule 13D. He was formerly a member of BMAC. Mr. Kawa reported his resignation from BMAC and disaffirmed his membership in any group of First Montauk shareholders.

         At the February 22, 2006 meeting of the board of directors, Mr. Kurylak reported the meetings with Messrs. Okun and Shapiro. Victor J. DiGioia and Steven L. Glauberman of Goldstein & DiGioia, LLP, also presented various proposals for a shareholders rights plan to the board. The board tabled further consideration of a shareholder's rights plan until a subsequent meeting of the board.

         On February 24, 2006, the board reconvened and Mr. Kurylak reported on further discussions with Edward Okun. Mr. Okun expressed an interest in acquiring First Montauk in an all-cash transaction. He further stated that Mr. Okun's formal proposal would be made after the completion of due diligence and consultation with his financial and legal advisors. At the recommendation of Goldstein & DiGioia, LLP, the board formed the Special Committee of independent directors to evaluate the proposal and make recommendations to the full board. The Special Committee was specifically formed to consider an acquisition proposal from Mr. Okun and any other parties which might submit an offer to acquire First Montauk.

         For some time, the board of directors had been considering increasing the number of directors by adding one additional independent director. At the February 24 board meeting, the board of directors unanimously elected David Portman as a director. Mr. Portman had previously served as a director of First Montauk between 1993 and 2002.

         At its first meeting held on February 24, 2006, the Special Committee elected Mr. Portman to be chairman of the Special Committee. The Special Committee also authorized the retention of Capitalink, L.C. as financial advisor and Goldstein & DiGioia, LLP as legal counsel to the Special Committee on the transaction. The Special Committee also empowered Mr. Kurylak, as President and Chief Executive Officer, to continue discussions with Mr. Okun related to the acquisition proposal, and directed him to report back periodically to the Special Committee.

         On March 9, 2006, First Montauk received a proposed letter of intent to acquire all of the outstanding shares of First Montauk for cash from a newly formed affiliated company of Mr. Okun. During the next few days, representatives and legal counsel for First Montauk and Mr. Okun negotiated several drafts of the letter of intent

         On March 11, 2006, First Montauk and Mr. Okun signed a non-binding letter of intent for the purchase of all of the outstanding shares of First Montauk by an affiliate of Mr. Okun, and on March 13, 2006, the companies issued a joint public press release. First Montauk filed a Form 8-K with the SEC regarding the letter of intent and included a copy of the press release as an exhibit thereto.

         Following the execution of the letter of intent, and during the next several weeks, legal counsel for First Montauk and for Mr. Okun exchanged drafts of a merger agreement. The Special Committee met on several occasions to receive reports from counsel and discuss the various aspects of the acquisition proposal and the status of the negotiations of a definitive acquisition agreement. Specifically, the Special Committee reiterated their insistence that all common and preferred shareholders of First Montauk should be treated equally in the merger and should receive the same merger consideration on an "as converted" basis into common stock.

          On April 6 and 7, 2006, the Special Committee of the board of directors of First Montauk met via telephone conference to discuss the merger agreement and receive reports of its financial and legal advisors. At the Board's request, Scott E. Salpeter and Marcus Wai of Capitalink presented their firm's conclusions and reasoning on the fairness of the proposed cash merger consideration from a financial point of view to the First Montauk shareholders. Capitalink presented the details of their analysis including their assumptions made, matters considered, procedures followed on which their opinion was predicated and the limitations of their review. At the end of their presentation, Mr. Salpeter stated that in the opinion of Capitalink the proposed merger consideration was fair, from a financial point of view, to the shareholders of First Montauk. The Board also considered the availability of other alternatives to the acquisition as well as pursuing an independent business strategy.

         Messrs. DiGioia and Glauberman of Goldstein & DiGioia, LLP also attended this telephone conference board meeting and presented to the Special Committee the material terms of the definitive merger agreement. The members on the Special Committee then engaged in a full discussion of these provisions, particularly the provisions that allow for termination of the agreement by either party. Mr. DiGioia explained First Montauk's responsibilities in the event a superior offer was received prior to the approval by shareholders and the obligations to pay a termination fee to Mr. Okun in the event the transaction was terminated in favor of a superior transaction. Mr. DiGioia next reported that the proposed merger would pay $1.00 in cash for each common share, $2.00 in cash for each Series A preferred share (based on the conversion of each Series A share into two shares of common stock), and $10.00 in cash for each Series B preferred share (based on the conversion of each Series B share into ten shares of common stock). He also explained that under certain circumstances if the merger did not close, First Montauk would be obligated to pay a termination fee to Buyer in an amount of up to $2,000,000, and in other circumstances, Buyer would be obligated to pay First Montauk a termination fee of $2,000,000. The Special Committee continued to discuss the merger proposal asking questions of its advisors. At the conclusion of the meeting, the Special Committee unanimously resolved to recommend the approval of the merger agreement and the merger between First Montauk and Buyer to the board of directors, subject to final negotiation of any remaining issues by legal counsel.

         On April 20, 2006, the full board of directors with all directors in attendance either in person or by way of teleconference met to receive the report of the Special Committee with respect to the proposed merger of First Montauk with an affiliate of Mr. Okun. Mr. Kurylak next presented the details of all of the terms of the transaction and the Board discussed the transaction in detail and whether the transaction was in the best interests of First Montauk's shareholders. After extensive discussion and deliberation on the proposed transaction, the board of directors unanimously determined that that the merger agreement and the merger are in the best interests of First Montauk and its shareholders. The board of directors further resolved to approve the merger, to execute the merger agreement, to recommend that our shareholders approve the merger agreement and the transactions with Buyer, and to submit the merger agreement to a vote of all shareholders at a special meeting of shareholders.

         On May 5, 2006, First Montauk and Buyer signed the definitive merger agreement. On May 8, 2006, the parties issued a joint press release announcing that they had signed a definitive merger agreement. First Montauk then filed a Form 8-K announcing the merger agreement with the SEC on May 9, 2006.

         On June 16, 2006, First Montauk received a letter from two shareholders of the company that such shareholders intended to file a lawsuit against the company and certain of your directors and executive officers in the Los Angeles County Superior Court. On June 20, 2006, a lawsuit was filed in Los Angeles Superior Court by such shareholders. The lawsuit alleged claims, including among others, breaches by directors and executive officers of their fiduciary duties of loyalty, good faith and the duty of care, and would seek, among other things, to prevent First Montauk and its directors and executive officers "from issuing further First Montauk shares to its potential acquirer to further dilute such shareholders' voting power during the shareholder vote on the acquisition." On July 5, 2006, the plaintiffs to such action filed with the court a notice of voluntary dismissal without prejudice of the entire action. As of the date of this proxy statement, First Montauk is not aware of any other litigation pending with respect to the merger.


Reasons for the Merger and Recommendation of First Montauk's Board of Directors

         In making its recommendation, our board of directors considered, among other things:

           o the value of the consideration to be received by the common shareholders, the Series A preferred shareholders and the Series B preferred shareholders and the fact that the consideration would be paid in cash which provides certainty and immediate value to our shareholders;

           o the opinion of Capitalink, L.C. to the effect that, as of April 7, 2006, and based upon and subject to factors, assumptions and limitations set forth in its opinion, that the cash merger consideration to be received by the holders of our common stock, Series A preferred stock and Series B preferred stock is, fair, from a financial point of view, to such shareholders;

           o the fact that the merger is not subject to any financing condition;

           o the business, competitive position, strategy and prospects of First Montauk, the competitive position and likely competitors in the industry in which we compete, and current industry, economic and market conditions;

           o  the timing of the merger;

           o  the terms of the merger agreement;

           o the likelihood of closing the merger in light of the financial capabilities and reputation of Mr. Edward H. Okun, the controlling party of Buyer;

           o the willingness of Buyer to escrow in cash $2,000,000 representing a portion of the aggregate cash merger consideration payable to our shareholders upon the closing of the merger;

           o the availability of such $2,000,000 escrow amount to fund a termination fee payable by Buyer to First Montauk if the merger does not close and the merger agreement is terminated under certain circumstances;

           o the possible alternatives to the merger (including the possibility of continuing to operate First Montauk as an independent entity and the desirability and perceived risks of that alternative), the range of potential benefits to our shareholders of the possible alternatives and the timing and the likelihood of accomplishing the goals of such alternatives, and our board of directors' assessment that none of such alternatives were reasonably likely to present superior opportunities for First Montauk, or to create greater value for our shareholders, taking into account risks of execution as well as business, competitive, industry and market risks, than the merger;

           o the desirability of maintaining independence from any other entity which is a competitor of First Montauk; and

           o the fact that under the terms of the merger agreement, we can furnish information to and negotiate with a third party in response to an unsolicited bona fide acquisition proposal reasonably likely to lead to a superior offer and accept a superior offer should one be made and not matched by Buyer.

         In the course of its deliberations, our board of directors also considered a variety of risks and other potentially negative factors, including the following:

           o the fact that we will no longer exist as an independent public company and our shareholders will forego any future increase in our value that might result from our earnings or possible growth as an independent company;

           o the risks and contingencies related to the announcement and pendency of the merger; including the impact of the merger on our employees, customers and our relationships with third parties;

           o the conditions to Buyer's obligation to complete the merger and the right of Buyer to terminate the merger agreement in certain circumstances;

           o the risk that the merger might not receive necessary regulatory approvals and clearances necessary to complete the merger;

           o the fact that under the terms of the merger agreement, we cannot solicit other acquisition proposals and must pay to Buyer a termination fee of $2,000,000 if the merger agreement is terminated under certain circumstances;

           o the fact that the income realized by shareholders as a result of the merger generally will be taxable to our shareholders;

           o the interests that our directors and executive officers may have with respect to the merger; and

           o the fact that, pursuant to the merger agreement, we must generally conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to closing of the merger or termination of the merger agreement, any of which may delay or prevent us from pursuing business opportunities that may arise or delay or preclude us from taking actions that would be advisable if we were to remain an independent public company.

         Our board of directors did not assign any particular weight or rank to any of the positive or potentially negative factors or risks discussed in this section, and our board of directors carefully considered all of these factors as a whole in reaching its determination and recommendation.

Opinion of Financial Advisor - Capitalink, L.C.

          Capitalink made presentations to our Special Committee of the board of directors on April 6 and April 7, 2006, and subsequently delivered its written opinion to the Special Committee which states that, as of April 7, 2006, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, the merger consideration was fair, from a financial point of view, to our shareholders.

         The merger consideration includes the following: (i) each share of common stock outstanding as of the closing date (including common shares issued upon conversion of our Series A preferred stock or Series B preferred stock, upon conversion of our convertible debentures, and upon the exercise of options and warrants to purchase our common stock) will be converted into a right to receive merger consideration of $1.00 per share in cash, (ii) each share of our Series A preferred stock outstanding as of the closing date will be converted into a right to receive merger consideration of $2.00 per share in cash, and
(iii) each share of our Series B preferred stock outstanding as of the closing date will be converted into a right to receive merger consideration of $10.00 per share in cash.

         The full text of the written opinion dated as of April 7, 2006, is attached as Annex C and is incorporated by reference into this proxy statement. You are urged to read the Capitalink opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. The Capitalink opinion is not intended to be and does not constitute a recommendation to you as to how you should vote, or whether you should tender any shares with respect to the transaction. Capitalink was not requested to opine as to, and its opinion does not address, our underlying business decision to proceed with or affect the transaction. Further, Capitalink was not asked to consider, and its opinion does not address, the relative merits of the transaction as compared to any alternative business strategy that we might pursue. Capitalink was not engaged to seek alternatives to the transaction that might exist for us.

         Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. The Special Committee of the board of directors of our company determined to use the services of Capitalink because it is a recognized investment banking firm that has substantial experience in similar matters. Capitalink has received a fee in connection with the preparation and issuance of its opinion. In addition, we have agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering of the opinion. Capitalink does not beneficially own any interest in us. Capitalink has provided services to us in the past having received $57,500 in connection with prior fairness opinion services and $10,000 in connection with the valuation of the Series B preferred stock issued during FY2005.

         In arriving at its opinion, Capitalink took into account an assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Capitalink:

           o Reviewed the letter of intent, and a draft merger agreement, dated March 31, 2006.

           o Reviewed our publicly available financial information and other data, including the Annual Report on Form 10-K for the year ended December 31, 2005 and the Current Report on Form 8-K filed March 13, 2006.

           o Reviewed other public filings with respect to First Montauk, including the Schedule 13Ds filed by 360 Global Wine Company on January 19, 2006 and by Amnon Kawa on February 15, 2006.

           o Reviewed our non-public information and other data including various internal financial management reports.

           o Considered the historical financial results and present financial condition of First Montauk.

           o Reviewed and compared the trading of, and the trading market for our common stock, publicly-traded companies that were deemed to have characteristics comparable to us (the "Comparable Companies"), and a general market index.

           o Reviewed the premium implied by the merger consideration over our common stock price for various periods.

           o Reviewed and analyzed our projected unlevered free cash flows and prepared a discounted cash flow analysis.

           o Reviewed and analyzed certain financial characteristics of the Comparable Companies.

           o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of First Montauk.

           o Reviewed and analyzed our Series A preferred stock assuming both a hold to maturity and conversion to common stock methodologies.


         Capitalink also performed such other analyses and examinations as were deemed appropriate and held discussions with the senior management of our company in relation to certain financial and operating information furnished to Capitalink, including financial analyses with respect to our business and operations.

         In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information and further relied upon the assurances of our management that it is not aware of any facts or circumstances that would make any such information inaccurate or misleading. Capitalink did not make a physical inspection of the properties and facilities and did not make or obtain any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of our company. Capitalink did not attempt to confirm whether we have good title to our assets. Capitalink assumed that the transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Exchange Act and all other applicable federal and state statutes, rules and regulations. Capitalink assumed that the transaction will be consummated substantially in accordance with the terms set forth in the merger agreement, without any further amendments thereto, and without waiver by us of any of the conditions to any obligations, or in the alternative that any such amendments, revisions or waivers thereto will not be detrimental to our shareholders.

         Capitalink's opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, April 7, 2006. Accordingly, although subsequent developments may affect its opinion, Capitalink has not assumed any obligation to update, review or reaffirm its opinion.

         Each of the analyses conducted by Capitalink was carried out in order to provide a different perspective on the transaction, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the merger consideration to our shareholders. Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

         The summary of Capitalink's analyses described below is not a complete description of the analyses underlying Capitalink's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Capitalink made qualitative judgments as to the relevance of each analysis and factors that it considered. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of our actual value. In performing its analyses, Capitalink made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. The estimates contained in Capitalink's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Capitalink's analyses and estimates are inherently subject to substantial uncertainty.

         The analyses performed were prepared solely as part of Capitalink's analysis of the fairness of the merger consideration from a financial point of view, to our shareholders, and were provided to the Special Committee of our board of directors in connection with the delivery of Capitalink's opinion. The opinion of Capitalink was just one of the many factors taken into account by the special committee of the board of directors in making its determination to approve the transaction, including those described elsewhere in this proxy statement.

Market Performance Review. Capitalink reviewed our historical stock price and compared our stock performance to a general market index and a selected peer group. In addition, Capitalink reviewed the liquidity of our common stock in the public trading markets.

         Capitalink noted that our common stock for the 12 months prior to the announcement of the transaction on March 13, 2006, traded an average of 26,739 shares each day and had an average closing price of approximately $0.96.

         For the 24-month period prior to the announcement of the transaction on March 13, 2006, our common stock traded an average of 25,108 shares each day and had an average closing price of approximately $0.72.

         Capitalink also noted that the merger consideration represented a premium to our historical stock price for all of FY2004, and for most of the period over the past twelve months, with the exception of the period between January 19, 2006 and March 13, 2006. Capitalink noted that on January 19, 2005, the Schedule 13D was filed by 360 Global and BMAC.

Valuation Overview.

Indicated Value of Common Stock. Capitalink determined a range of indicated equity values for our common stock by weighting the indicated values derived from the three methodologies utilized equally, including the (i) discounted cash flow analysis, (ii) Comparable Companies and (iii) Comparable Transactions analyses. Capitalink determined the range of equity value per share to be between approximately $0.85 and $1.17. Capitalink noted that the common stock merger consideration of $1.00 lies within the indicated equity value range.

Indicated Value of Series A Preferred Stock. Capitalink determined a range of indicated values for our Series A preferred stock by weighting the indicated values derived from the two methodologies utilized equally, including the (i) Hold to Maturity method, and (ii) Conversion to Common Stock. Capitalink determined the range of indicated values to be between approximately $1.60 and $2.48. Capitalink noted that the Series A preferred stock merger consideration of $2.00 the indicated value range.

Discounted Cash Flow Analysis. Capitalink utilized a discounted cash flow analysis, a cash flow approach that estimates value based upon a company's projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure.

         Capitalink utilized the forecasts provided by our management, which project gradual future growth in revenues from FY2005 to FY2008 from approximately $52.9 million to $65.1 million, respectively. This represents a compound average growth rate ("CAGR") of approximately 7.1% over the period. The projections assume existing cash is used to grow the asset base and revenue of the Company and that no new additional capital is required.

         The projections were solely used in connection with the rendering of Capitalink's fariness opinion. Shareholders should not place reliance upon such projections, as they are not necessarily an indication of what our revenue and profit margins will be in the future. The projections used by Capitalink were prepared by management and are not to be interpreted as projections of future performance or "guidance" by the Company.

         In order to arrive at a present value, Capitalink utilized discount rates ranging from 21.5% to 23.5%. This was based on an estimated weighted average cost of capital of 22.3% (based on our estimated weighted average cost of debt of 8.6% and a 24.5% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate industry risk and size premiums and a company specific risk factor of 1.5%, reflecting the risk associated with the legal and litigation expenses and achievement of the projections.

         Capitalink presented a range of terminal values at the end of the forecast period by applying a range of terminal exit multiples based on revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA"). Utilizing terminal revenue multiples of between 0.35 times and 0.55 times and terminal EBITDA multiples of between 7.0 times and 9.0 times, Capitalink calculated a range of indicated total invested capital ("TIC") values by weighting the above indications equally.

         Capitalink then deducted total debt of approximately $0.5 million to derive a per share range of equity values of between $0.93 and $1.26, based on approximately 21.98 million shares outstanding. The total debt and common stock outstanding assumes the conversion of the convertible debentures, Series A preferred stock and Series B preferred stock and includes in-the-money ("ITM") options and warrants outstanding utilizing the treasury stock method.

Selected Comparable Company Analysis. Capitalink utilized the selected Comparable Company analysis, a market valuation approach, for the purposes of compiling guidelines or Comparable Company statistics and developing valuation metrics based on prices at which stocks of similar companies are trading in a public market.

         The selected comparable company analysis compares our current common stock trading multiples to that of other publicly traded companies that are similar with respect to business model, operating sector, size and target customer base. Capitalink located six Comparable Companies that it deemed comparable to us, all of which are classified under the SIC code 621 (Security Brokers, Dealers and Floatation Companies) and are primarily securities brokerage companies that operate under an independent broker model.

         Capitalink reviewed certain of our financial information in the context of the corresponding financial information, ratios and public market multiples for the Comparable Companies. Capitalink calculated TIC values as market value plus debt, preferred stock and minority interest.

         No company used in Capitalink's analysis was deemed to be identical or directly comparable to us. Accordingly, Capitalink considered the multiples for the Comparable Companies, taken as a whole, to be more relevant than the multiples of any single company.

         Capitalink noted the following with respect to the multiples generated:

           o The market value to net tangible common equity multiple ranged from 1.9 times to 6.7 times, with a mean of 4.5 times.

           o The TIC to LTM revenue multiple ranged from 0.29 times to 1.49 times, with a mean of 0.58 times. The one outlier is generated by Empire Financial Holding, which appears to be trading a high revenue multiple due to a recent approximately $2.8 million preferred stock funding and capital restructuring in FY2005, and the resulting expectations of a significant future increase in revenue.

           o The TIC to LTM EBITDA multiple ranged from 15.5 times to 43.8 times, with a mean of 26.6 times.

           o The TIC to Average EBITDA (04-05) multiple ranged from 10.7 times to 25.5 times, with a mean of 16.4 times.

         Capitalink selected an appropriate multiple range for us by examining the range indicated by the Comparable Companies and taking into account certain company-specific factors. Capitalink expects our valuation multiples to be around the mean of the Comparable Companies. Although the Company is larger than the mean of the Comparable Companies, and a higher proportion of revenues are derived from high margin investment banking revenues, we also have a history of significant legal and litigation expenses and experienced a significant fall in revenue in FY2005.

         Based on the above factors, Capitalink applied the following multiple range to our net tangible common equity LTM revenue, and average EBITDA (04-05) as follows:

           o  Between 3.5 and 4.5 times net tangible common equity.

           o  Between 0.35 and 0.50 times LTM revenue.

           o  Between 15.0 and 18.0 times Average EBITDA (04-05).

         The Company's LTM revenue and EBITDA have been adjusted for (i) the reclassification of deferred revenue amortization to offset against brokerage clearing expenses, (ii) one-time deferred revenue gain related to the cancellation of the Fiserv agreement, (iii) merger related expenses related to the canceled transaction with Olympic Cascade Financial Corp., and (iv) separation expenses related to the termination of the employment agreement of the Company's former CEO. These adjustments resulted in a net aggregate decrease in LTM revenue and LTM EBITDA of approximately $5.1 million and $2.9 million, respectively.

         Based on the selected multiple ranges, Capitalink calculated a range of TIC values for us by weighting the above indications 5.0%, 75.0% and 20.0%, respectively. Higher weighting was placed on the LTM revenue multiple, because it provides a more appropriate measure of the long term value of the Company given that our earnings history have been very volatile.

         Capitalink then deducted total debt of approximately $0.5 million to derive a per share range of equity values of between $0.80 and $1.11, based on approximately 21.98 million shares outstanding. The total debt and common stock outstanding assumes the conversion of the convertible debentures, Series A preferred stock and Series B preferred stock and includes ITM options and warrants outstanding utilizing the treasury stock method.

         As noted above, none of the Comparable Companies is identical or directly comparable to us. Accordingly, Capitalink considered the multiples for such companies, taken as a whole, to be more relevant than the multiples of any single company. Further, an analysis of publicly traded companies is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading of such companies.

Selected Comparable Transaction Analysis. Capitalink utilized the selected comparable transaction analysis, a market valuation approach, for the purposes of compiling precedent or comparable transaction statistics and developing valuation metrics based on the pricing in such transactions.

         Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be "material" for the acquiror. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

         Capitalink located eight transactions announced since January 2003 involving target companies providing securities brokerage services (the "Comparable Transactions") and for which detailed financial information was available. Target companies were involved in the securities brokerage industry and classified under the Standard Industrial Classification Code for security brokers, dealers and floatation companies.

         Acquiror                                    Acquiree
         vFinance, Inc.                              Sterling Financial Group (certain assets)
         Hellman & Friedman                          Linsco Private Ledger Corp.
         Canaccord Capital, Inc.                     Adams Harkness, Inc.
         Stifel Financial Corp.                      Citigroup, Legg Mason - Capital Markets Division
         BGC Partners, L.P.                          Maxcor Financial Group, Inc.
         Ameritrade                                  JB Oxford Holdings (acquired accounts)
         Schwab (Charles) Corp                       Soundview Technology Group
         Summit Brokerage                            Wachovia Securities Financial Network

         Capitalink noted the following with respect to the multiples generated:

           o The total price paid as a multiple of net common equity ranged from 0.9 times to 11.3 times, with a mean of 3.1 times.

           o The TIC to LTM revenue multiple ranged from 0.33 times to 3.11 times, with a mean of 1.05 times.

           o The TIC to LTM EBITDA multiple ranged from 2.0 times to 11.5 times, with a mean of 7.9 times.

         Capitalink noted certain outliers for the multiples related to a number of the Comparable Transactions, including:

           o Linsco Private Ledger - $2.5 billion acquisition of one of the largest independent and privately owned brokerage companies in the United States.

           o JB Oxford Holdings - transaction of discount brokerage accounts only.

           o Soundview Technology Group - Acquisition included a significant amount of cash and investment assets that tends to result in a LTM revenue multiple that is not meaningful.

         Capitalink recalculated the multiples after excluding the three transactions above and noted the following with respect to the multiples generated:

           o The total price paid as a multiple of net common equity ranged from 0.9 times to 1.9 times, with a mean of 1.4 times.

           o The TIC to LTM revenue multiple ranged from 0.33 times to 0.58 times, with a mean of 0.41 times.

           o The TIC to LTM EBITDA multiple ranged from 2.0 times to 11.5 times, with a mean of 7.9 times.

         Capitalink expects our valuation multiples to be around the mean of the Comparable Transactions after taking into account our relative size, our history of significant legal and litigation expenses, significant decline in revenues in FY2005, and expected recovery for FY2006 as a result of the reorganization of our independent representative base.

         Capitalink determined a range of indicated TIC values for us by selecting the following range of valuation multiples based on the Comparable Transactions, and then applied them to our common equity, LTM revenue, and LTM EBITDA. Given the volatility of our EBITDA, Capitalink also applied the valuation multiples to our FY2004 EBITDA. Details are as follows:

           o  Between 1.50 and 3.0 times common equity.

           o  Between 0.40 and 0.55 times LTM revenue.

           o  Between 10.0 and 11.0 times LTM EBITDA.

           o  Between 10.0 and 11.0 times FY2004 EBITDA.

     Based on the selected multiple ranges, Capitalink calculated a range of TIC values for us by weighting the above indications 10.0%, 75.0%, 5.0% and 15.0%, respectively. Higher weighting was placed on the LTM revenue multiple, because it provides a more appropriate measure of our long term value given that our earnings history have been very volatile.

     Capitalink then deducted total debt of approximately $0.5 million to derive a per share range of equity values of between $0.84 and $1.14, based on approximately 21.98 million shares outstanding. The total debt and common stock outstanding assumes the conversion of the convertible debentures, Series A preferred stock and Series B preferred stock and includes ITM options and warrants outstanding utilizing the treasury stock method.

     None of the Comparable Transactions are identical to the transaction being considered at the Special Meeting. Accordingly, an analysis of comparable business combinations is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the transactions and other factors that could affect the respective acquisition values.

Series A Preferred Stock Analysis. The Series A Preferred Stock Analysis examines the indicated value of the Series A preferred stock utilizing two methods:

1. Hold to Maturity - Assumes each holder of the Series A preferred stock hold their stock in perpetuity and continue to receive their dividend of 6% per year.

2. Convert into Common Stock - Assumes each holder of the Series A preferred stock converts such holdings into common stock.


Hold to Maturity Method. Under the Hold to Maturity method, Capitalink discounted the future stream of dividends of 6% per year assuming they are received in perpetuity at a range of discount rates between 8% and 14%. The discount range was determined by taking into account the following:

           o The risk that the Company may not be able to pay dividends in the future. Although, the Company currently is paying the dividend, Capitalink noted that in July 2003, the Company suspended the payment of cash dividends as the New Jersey Business Corporation Act prohibits the payment of any distribution by a corporation if the corporation's total assets would be less than its total liabilities.

           o  The estimated cost of equity of the Company of approximately
              24.5%.

           o A review of current yields of corporate bonds that have ratings between B and BBB, with coupons of between 6% and 7% and maturities greater than ten years. Capitalink noted that the range of current yields ranged from 6.2% and 9.4%.


         Based on the range of discount rates, Capitalink calculated a range of present values of between approximately $654,000 and approximately $1.1 million. Capitalink then applied a marketability discount of 30.0% to determine a range of indicated values of between approximately $458,000 and approximately $802,000. This range equates to a range of indicated value per Series A preferred share of between approximately $1.50 and approximately $2.63.

Convert into Common Stock Method. Under the Convert into Common Stock method, Capitalink estimated the value of the common stock that would be received by the Series A preferred stockholders, if they converted their shares into common stock at their conversion price of $2.50.

Capitalink noted that based on our indicated equity range of between approximately $0.85 and approximately $1.17 per share of common stock, the implied indicated value per Series A preferred share is between approximately $1.71 and $2.34.

Interests Of Directors And Executive Officers In The Merger


         When First Montauk's shareholders are considering the recommendation of First Montauk's board of directors that they vote in favor of the adoption of the merger, the merger agreement and the transactions contemplated by the merger agreement and the other proposals set forth in this proxy statement, First Montauk shareholders should be aware that some of the directors and officers of First Montauk have interests in the merger and participate in arrangements that are different from, or are in addition to, those of First Montauk shareholders generally. The First Montauk board of directors were aware of these interests and considered them, among other matters, when they approved the merger, the merger agreement and the transactions contemplated by the merger agreement.

         Some of the directors and executive officers of First Montauk have interests in the merger that are different from, are in addition to or may conflict with your interests as First Montauk shareholders. These interests include the following:

           o As of June 26, 2006 directors and executive officers of First Montauk and their affiliates beneficially owned approximately 17% of the outstanding shares of First Montauk common stock and one of the directors, William J. Kurinsky, owns all of the outstanding shares of Series B preferred stock. Together such shares constitute 25% of the aggregate voting shares of common stock and Series B preferred stock voting together as a single class;

           o Upon closing of the merger, Victor K. Kurylak, the President and Chief Executive Officer of First Montauk, will continue to serve as President and Chief Executive Officer of First Montauk, and in connection with such service will execute a new employment agreement with First Montauk. The execution of a new employment agreement by Mr. Kurylak is a condition to closing by Buyer;

           o Certain executive officers of First Montauk, including Victor K. Kurylak, President and Chief Executive Officer of First Montauk, have provisions in their existing employment agreements that will cause all of their outstanding stock grants and options to be immediately vested upon shareholder approval of the merger; and

           o Although Buyer has not made offers of employment to any First Montauk executive officers as of the date of the merger agreement, other than Victor K. Kurylak, Buyer is engaging in discussions with some or all of these individuals regarding their continued employment following the merger. Until new employment agreements are executed by other executive officer, their existing employment agreements will remain in effect.

           o Upon a change of control in the ownership of First Montauk (as defined in the separation agreement between Herbert Kurinsky, Chairman of the Board of Directors, and First Montauk executed in connection with the termination of his previous employment agreement with First Montauk), the total remaining principal amount of a promissory note ($484,901) issued to Mr. Kurinsky, which was repayable over a 48-month period beginning February 1, 2006, became immediately accelerated and due and payable. Such amount with accrued interest through the date of payment was paid by First Montauk to Mr. Kurinsky on July 17, 2006.

The First Montauk board of directors and Special Committee of the board were aware of, discussed these potentially conflicting interests and took them into account in approving the merger agreement.

                              THE MERGER AGREEMENT

         The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. First Montauk urges you to read carefully the merger agreement in its entirety because this summary may not contain all the information about the merger agreement that is important to you.

         The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about First Montauk. Such information can be found elsewhere in this document and in the other public filings we make with the SEC, which are available, without charge, at http://www.sec.gov.

         The representations and warranties described below and included in the merger agreement were made by First Montauk to Buyer. These representations and warranties were made as of specific dates and are in some cases subject to important qualifications, limitations and supplemental information agreed to by First Montauk and Buyer in connection with negotiating the terms of the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating risk between First Montauk and Buyer rather than to establish matters as facts. The merger agreement is described in, and included as Annex A hereto, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding First Montauk or its business. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in the documents incorporated by reference into this document for information regarding First Montauk and its business. See "Where You Can Find More Information" on page 56.

The Merger and Effective Time


         First Montauk will merge with and into Buyer at the effective time of the merger. Buyer will be the surviving corporation in the merger and at the effective time changes its name to "First Montauk Financial Corp." Buyer was formed solely for the purpose of the merger and has no significant assets and no operations. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of New Jersey or at such later time as is agreed upon by Buyer and us and specified in the certificate of merger. The filing of the certificate of merger will occur at the closing, which will take place not later than the second business day after satisfaction or waiver of the conditions to the closing of the merger set forth in the merger agreement and described in this proxy statement, or at such other time as is agreed upon by Buyer and us.

Conversion of Shares; Procedures for Exchange of Certificates


         At the effective time of the merger, each issued and outstanding share of First Montauk stock, except shares held by shareholders exercising their appraisal rights, will automatically be cancelled and converted into the right to receive a cash payment without interest as follows:

      o Each holder of First Montauk common stock will be entitled to receive $1.00 per share;

      o Each holder of First Montauk Series A preferred stock will be entitled to receive $2.00 per share; and

      o Each holder of First Montauk Series B preferred stock will be entitled to receive $10.00 per share.

Promptly following the effective time of the merger, North American Transfer Company, the exchange agent, will send a letter of transmittal to each former First Montauk shareholder of record. The letter of transmittal will contain instructions for obtaining cash in exchange for shares of our common stock, Series A preferred stock and/or Series B preferred stock.

         Upon surrender of a stock certificate representing shares of our common stock, Series A preferred stock and/or Series B preferred stock together with a duly completed and validly executed letter of transmittal, and any other documents that may be reasonably required by the exchange agent, the holder of the certificate will be entitled to receive from the exchange agent, acting on behalf of Buyer, $1.00 in cash for each share of common stock, $2.00 in cash per share for each share of Series A preferred stock and $10.00 in cash per share for each share of Series B preferred stock, in each case represented by the stock certificate. Each stock certificate will be canceled. The maximum amount of cash merger consideration will not exceed $22,900,000.

         In the event of a transfer of ownership of our common stock, Series A preferred stock or Series B preferred stock that is not registered in our stock transfer agent's books, the merger consideration for shares of our common stock, Series A preferred stock or Series B preferred stock so transferred may be paid to a person other than the person in whose name the surrendered certificate is registered if:

      o the certificate is properly endorsed and is otherwise in proper form for transfer, and

      o  the person requesting such payment;

         - pays to Buyer or its designated agent any applicable transfer or other taxes resulting from the payment of merger consideration to a person other than the registered holder of the certificate; or

         - establishes to the satisfaction of Buyer or its designated agent that such tax has been paid.

         No interest will be paid or will accrue on any cash payable in connection with the merger upon the surrender of stock certificates representing shares of our common stock, Series A preferred stock or Series B preferred stock. The cash paid upon conversion of shares of our common stock, Series A preferred stock or Series B preferred stock in the merger will be issued in full satisfaction of all rights relating to such shares.

Treatment of Stock Options and Warrants

         Upon shareholder approval of the merger agreement and the merger, all then outstanding unvested options to purchase shares of First Montauk common stock will be automatically accelerated and will become fully vested and exercisable pursuant to the employment agreements and respective option plans pursuant to which such options were issued. At the effective time of the merger, each vested option or warrant to purchase First Montauk common stock with an exercise below $1.00 per share will be cancelled and converted into the right to receive an amount of cash equal to the difference between the cash merger consideration of $1.00 per share of common stock and the exercise price per share of the option or warrant, multiplied by the number of shares subject to the option or warrant, without interest and less any applicable withholding tax. At the effective time of the merger, each option or warrant with an exercise price equal to or greater than $1.00 per share will be cancelled and no consideration will be paid for such options or warrants in connection with the merger.

Escrow of Deposit Applicable to Cash Merger Consideration


         Upon execution of the merger agreement, Buyer deposited $2,000,000 with a mutually acceptable escrow agent pursuant to an escrow deposit agreement among First Montauk, Buyer and the escrow agent. This cash escrow is intended by the parties to be applied to the aggregate cash merger consideration payable upon the closing of the merger to our shareholders. So long as no default exists under the terms of the merger agreement on the closing date, the escrow agent shall transfer the $2,000,000 deposit to the paying agent to be used in part to pay holders of our stock their appropriate cash merger consideration. The deposit of the $2,000,000 amount resulted from the requirements and deliberations of the Special Committee and their directions to legal counsel for First Montauk to negotiate the deposit as a condition to the Special Committee approving the merger agreement and the merger and recommending the merger to the entire board of directors. In the event that the merger does not close on or before October 31, 2006, through no fault of First Montauk, or does not close because Buyer has materially breached any of it representation, or warranties, or covenants, or agreements which has not been cured or is incapable of being cured, First Montauk will be entitled to receive a $2,000,000 termination fee from Buyer and the escrow deposit will be available to fund such termination fee.

Representations and Warranties


We made a number of representations and warranties to Buyer relating to, among other things:

           o our corporate organization, subsidiaries and similar corporate matters;

           o  our capital structure;

           o the authorization, execution, delivery and enforceability of, and required consents, approvals, orders and authorizations of, and filings with, governmental authorities relating to, the merger agreement and related matters with respect to First Montauk;

           o certain documents and financial statements that First Montauk has filed with the SEC, since December 31, 2003;

           o our board's determination that the transactions contemplated by the merger agreement are in the best interests of First Montauk and its shareholders and its willingness to recommend to shareholders that they approve the merger agreement and that the board took all necessary and appropriate action so that the New Jersey Shareholders Protection Act is not applicable to the merger;

           o  absence of undisclosed liabilities;

           o  leases;

           o  our compliance with applicable laws, judgments and permits;

           o our employee benefit plans and agreements and matters relating to the Employee Retirement Income Security Act;

           o  absence of material changes;

           o  title to our properties and assets;

           o the absence of pending or threatened litigation, governmental investigations or internal investigations;

           o  tax matters with respect to First Montauk;

           o  our receipt of a fairness opinion from Capitalink, L.C.;

           o  our intellectual property;

           o our engagement of, and payment of fees to, brokers, investment bankers and financial advisors;

           o  contracts material to First Montauk; and

           o  environmental matters with respect to operations of First Montauk.

Our representations and warranties expire at the effective time of the merger.

Buyer made a number of representations and warranties to us in the merger agreement relating to, among other things:

           o  their corporate organization and similar corporate matters;

           o the authorization, execution, delivery and enforceability of, and required consents, approvals, orders and authorizations of, and filings with governmental authorities relating to, the merger agreement and related matters with respect to Buyer; and

           o Buyer is not an "interested stockholder" within the meaning of the New Jersey Shareholders Protection Act.

The representations and warranties of Buyer expire at the effective time of the merger.

Conduct of Business Pending the Merger


Under the merger agreement, we have agreed that prior to the effective time of the merger, subject to certain exceptions, unless we obtain Buyer's prior written consent or as necessary to comply with legal requirements, we will and will cause each of our subsidiaries to:

           o afford Buyer and their representatives full and complete access during normal business hours to First Montauk and its subsidiaries properties, contracts, commitments, books and records, and any report or other document filed or received with respect to federal or state securities laws;

           o provide to Buyer copies of all reports filed with the SEC, and quarterly and monthly financial statements;

           o carry on our and their businesses in the ordinary course consistent with past practice and in material compliance with applicable legal requirements;

           o use reasonable efforts to keep available the services of our present officers and key employees and to preserve intact our present business organizations and relationships; and

           o  comply with all laws and orders of governmental authorities.

         In addition, we have also agreed that until the effective time of the merger, subject to certain exceptions for actions taken in the ordinary course of business, consistent with past practice or below certain dollar thresholds, or with Buyer's prior written consent or as necessary to comply with legal requirements, we will and will cause our subsidiaries to comply with specific restrictions relating to, among others:

           o declaring, setting aside or paying any dividends on, or make any distribution with respect to, or redeem or purchase any outstanding shares of its capital stock, except for dividends payable with respect to Series A preferred stock and Series B preferred stock consistent with past practice;

           o issuing any additional shares of our capital stock or any rights to acquire our capital stock (except pursuant to already existing rights to acquire our capital stock) or other securities convertible into capital stock;

           o acquiring any assets or securities, any disposition of assets or securities or release or relinquish any material contract;

           o entering into any joint venture, partnership or similar arrangement;

           o  amending our corporate charter or by-laws;

           o entering into, declaring or amending any company benefit plan or agreements, entering into, adopting or amending any compensation, severance, bonus or similar arrangements with any director or officer, or increasing in any manner compensation or fringe benefits of any other employee, or paying any employee any benefit not required by an employee benefit plan or arrangement;

           o making any capital expenditure or incurring or assuming additional indebtedness in excess of $100,000, or creating or allowing to be imposed any mortgage, pledge, security interest, lien or other encumbrance on assets, or making any loan, advance or capital contributions to, or investments in, any other person, or paying or discharging certain liabilities, or changing or modifying any of its current financing terms or conditions except as necessary to consummate the merger, except that First Montauk shall be permitted to redeem all outstanding convertible debentures;

           o making or changing any material election with respect to taxes or filing any federal income tax return or taking certain other actions with respect to tax matters;

           o agreeing to take any of the actions described in the previous bullet points.

Limitation on Considering Other Acquisition Proposals


         We have represented that prior to the date of the merger agreement we have terminated any discussions or negotiations with any party other than Buyer concerning any takeover proposal.

         We have agreed that we will not, and will use our reasonable best efforts not to permit any of our officers, directors, employees, attorneys, financial advisors, agents or other representatives or those of our subsidiaries to, directly or indirectly:

           o solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information) any takeover proposal;

           o engage in or continue discussions or negotiations relating to, or take any other action to facilitate any inquiries or the making of any takeover proposal;

           o approve or recommend any takeover proposal, unless the unsolicited takeover proposal is a superior proposal;

           o enter into any letter of intent or any other contract relating to any takeover proposal, except in connection with a termination of the merger agreement; or

           o withhold or modify, in a manner adverse to Buyer, the approval or recommendation of our board of directors of the merger agreement or the merger, unless the unsolicited takeover proposal is a superior proposal.

         However, in response to any takeover proposal following the date of the merger agreement that is not otherwise obtained in violation of the restrictions set forth in the immediately preceding bullet points and that our board of directors determines in good faith is or is reasonably likely to constitute an offer that is superior to the merger, our board of directors may:

           o furnish to the person making the acquisition proposal information with respect to us and our subsidiaries pursuant to a confidentiality agreement with terms substantially similar to the agreement between Buyer and us; and

           o participate in discussions or negotiations with the person making such takeover proposal; and

         We are required to advise Buyer orally (within one business day) and in writing (as promptly as practicable) of the receipt of any inquiry or request for information with respect to, or which could reasonably be expected to lead to any unsolicited takeover proposal. In addition, we agree to provide Buyer, within 24 hours of receipt, with the material terms and conditions of any takeover proposal and will promptly (but in no case later than two business days thereafter) notify Buyer of any determination by the board of directors that a superior proposal has been made.

         If we receive an unsolicited takeover proposal that our board determines is a superior proposal, then our board may withdraw or modify its recommendation to our shareholders for approval of the merger agreement. In the event that our board withdraws or modifies its recommendation in a manner adverse to Buyer, or approve or recommend another party's takeover proposal, the merger agreement is required to be terminated and we may be required to pay Buyer a termination fee of up to $2,000,000.

         A "takeover proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of business that constitutes 15% or more of the net revenues, net income or the assets of us and our subsidiaries taken as a whole, or 15% or more of the voting securities of us or any of our subsidiaries, or any tender or exchange offer that would result in any person beneficially owning 15% or more of our total outstanding voting securities of us or any of our subsidiaries, or any merger or other business combination involving us or our subsidiaries other than the transactions contemplated by the merger agreement.

         A "superior proposal" means any takeover proposal made by a third party within 45 days after the date of the merger agreement on terms that are substantially the same or superior from a financial point of view to our shareholders to the terms of the merger agreement, as determined by our board of directors in their good faith judgment (based on the advice of an independent financial advisor or such other matters as our board deems relevant).

         Nothing in the merger agreement prevents our board of directors from withholding or modifying its recommendation to our shareholders in favor of approval of the merger agreement if: (1) a superior offer is made to us and is not withdrawn; (2) we have promptly provided written notice to Buyer of the superior offer and our intent to change our recommendation; (3) Buyer has not made an offer to us that our board of directors concludes in its good faith judgment to be at least as favorable to our shareholders as such superior offer; and (4) our board of directors has concluded in its good faith judgment, after consultation with our legal counsel, that, in light of such superior offer and any offer made by Buyer, it is required to withhold or modify such recommendation in order to comply with its fiduciary obligations to our shareholders under applicable legal requirements. Our board may not enter into an agreement with respect to a takeover proposal except in connection with a termination of the merger agreement.

Conditions to the Merger

         Each party's obligation to effect the merger is subject to the satisfaction or waiver of various conditions, which include the following:

         Buyer and we are obligated to effect the merger only if the following conditions are satisfied or waived:

               o the merger agreement is approved by a majority of our shareholders at the Special Meeting;

               o no provision of any law or regulation would prevent the consummation of the merger, no court or other governmental order is issued preventing the closing of the merger, and no order is in effect which makes the closing of the merger illegal; and

         Buyer will not be obligated to effect the merger unless the following conditions are satisfied or waived:

               o our representations and warranties made pursuant to the merger agreement are correct and complete as of the signing and closing, except in certain cases where the failure of such representations and warranties to be correct and complete and not have, and would not be reasonably be expected to have, a material adverse effect on First Montauk;

               o we have performed in all material respects all obligations required to be performed by us under the merger agreement at or prior to the closing of the merger;

               o all consents and approvals of the merger have been obtained, including approval of the transaction by the NASD;

               o we have not suffered a material adverse in the financial condition, business affairs, operations or assets of First Montauk or any of its subsidiaries since the date of the merger agreement;

               o shareholders owning no more than 4% of First Montauk stock perfect appraisal rights under New Jersey law;

               o no material adverse change has occurred in governmental regulation for the services provided in connection with the business of First Montauk and any of its subsidiaries;

               o First Montauk has no more than 22,900,000 shares of capital stock outstanding on an as converted basis;

               o First Montauk has a minimum of $2,000,000 in stockholders' equity as reflected in its most recent consolidated balance sheet less, if applicable, any amounts required to redeem First Montauk's convertible debentures outstanding;

               o our broker-dealer subsidiary, First Montauk Securities, has regulatory net capital of not less than $1,500,000;

               o a new employment agreement has been entered into by Victor K. Kurylak, our President and Chief Executive Officer; and

               o other contractual conditions set forth in the merger agreement.

         First Montauk will not be obligated to effect the merger unless the following conditions are satisfied or waived:

               o Buyer's representations and warranties made pursuant to the merger agreement are correct and complete as of the signing and closing, except in certain cases where the failure of such representations and warranties to be correct and complete, do not have, and would not be reasonably be expected to have, a material adverse effect on Buyer;

               o Buyer have performed in all material respects all obligations required to be performed by Buyer under the merger agreement at or prior to the closing of the merger;

               o Buyer has capitalized itself with at least $3,000,000 in cash which is reflected in the books and records of Buyer as shareholders' equity; and

               o Buyer has made available sufficient funds to pay the entire merger consideration.

Regulatory Matters

            NASD Approval. As a broker-dealer registered with the SEC pursuant to Section 15(a) of the Exchange Act and as a member of The National Association of Securities Dealers, or the NASD, First Montauk Securities Corp., First Montauk's wholly owned subsidiary, is required to file, and intends to file with the NASD, a written notice of the proposed change in its beneficial equity ownership and an application for continuance in membership with the NASD. Although the NASD is entitled to take a longer time to act, approval of the application filed by First Montauk's wholly owned subsidiary will be sought, and is expected to be received, before the anticipated closing date.

         Other Regulatory Approvals. As a result of the merger, among other things, First Montauk may be required pursuant to other laws and regulations, either to notify or obtain the consent of other regulatory authorities and organizations to which its broker-dealer or insurance agency subsidiaries may be subject. First Montauk is currently reviewing whether other filings or approvals may be required or desirable in connection with the merger.

Termination of the Merger Agreement

         Buyer and we can terminate the merger agreement under certain circumstances, including:

               o  by mutual written consent;

               o by either Buyer or us, if the merger has not been completed by October 31, 2006, and the party seeking to terminate has not breached its obligations under the merger agreement in any material respect;

               o by either Buyer or us, if any governmental restraint prohibiting the merger is in effect and has become final and nonappealable;

               o by either Buyer or us, if a majority of our shareholders do not approve the merger agreement at the Special Meeting, or the NASD has not approved the merger and transactions contemplated by the merger agreement;

               o by either Buyer or us, if the other party has not cured a material breach of the merger agreement;

               o by us if, prior to the receipt of our shareholder approval, our board of directors reasonably determines that a takeover proposal constitutes a superior proposal, provides Buyer written notice, permits Buyer three business days to enable Buyer to agree to a modification of the terms and conditions of the merger agreement, and at the end of such three-day period our board continues reasonably to believe that the takeover proposal constitutes a superior proposal and simultaneously enters into a definitive acquisition agreement to effect the superior proposal and we pay to Buyer a termination fee of not less than $1,000,000 nor more than $2,000,000; or

               o by Buyer if our board of directors withdraws or modifies in a manner adverse to Buyer its approval or recommendation in favor of the approval of the merger agreement, or approves or recommends any takeover proposal;

               o by Buyer if, a tender offer or exchange offer for 50% or more of our outstanding shares of capital stock is commenced by a party other than Buyer or its affiliate prior to our Special Meeting of shareholders, and our board of directors fails to recommend against acceptance of such tender or exchange offer (or takes no position);

Termination Fees and Expenses

         The merger agreement provides that regardless of whether the merger is consummated, all fees and expenses incurred by the parties in connection with the merger will be borne by the party incurring such fees and expenses.

         The merger agreement requires, however, that we pay Buyer a termination fee ("topping fee") equal to 25% of the per share consideration payable to our shareholders pursuant to a superior proposal minus the per share merger consideration with respect to each class of our stock payable under the merger agreement, multiplied by the total number of First Montauk shares outstanding as of the date of termination; provided that in no event will such topping fee be less than $1 million nor greater than $2,000,000. This topping fee will be payable when:

               o we terminate the merger agreement if our board of directors reasonably determines that a takeover proposal constitutes a superior proposal, provides Buyer written notice, permits Buyer three business days to enable Buyer to agree to a modification of the terms and conditions of the merger agreement, and at the end of such three-day period our board continues reasonably to believe that the takeover proposal constitutes a superior proposal and simultaneously with such termination we enter into a definitive acquisition agreement to effect the superior proposal;

              The merger agreement requires that we pay Buyer a termination fee ("breakup fee") of $2,000,000 when:

               o our board of directors withdraws or modifies in a manner adverse to Buyer its approval or recommendation in favor of the approval of the merger agreement;

               o  approves or recommends any takeover proposal by a third party;
                  or

               o a tender offer or exchange offer for 50% or more of the outstanding shares of capital stock of First Montauk is commenced by a party other than Buyer or its affiliate prior to the Special Meeting, and our board of directors fails to recommend against acceptance of such tender or exchange offer (or takes no position).

         The merger agreement also provides for payment of a topping fee of not less than $1,000,000 nor greater than $2,000,000 if Buyer terminates the merger agreement due to the foregoing circumstances under which a breakup fee would be payable and within 12 months immediately following such termination First Montauk enters into a definitive agreement with respect to a takeover proposal, provided that such topping fee will be reduced by any amount paid by First Montauk to Buyer as a breakup fee.

         In addition, under certain circumstances, we may be required to reimburse Buyer for its fees and out of pocket expenses incurred in connection with the merger agreement up to a total of $500,000.

         The merger agreement also provides that under certain circumstances if the merger does not close, Buyer will be required to pay First Montauk a termination fee of $2,000,000. In the event the merger does not close through no fault of First Montauk, or does not close because Buyer has materially breached any of its representations or warranties or covenants or agreements which has not been cured or is incapable of being cured, then First Montauk is entitled to receive such termination fee. Upon the termination of the merger agreement, the escrow deposit of $2,000,000 will be available to fund such termination fee.

Indemnification for First Montauk's Directors and Officers

         Buyer will assume, and will cause the surviving corporation of the merger to fulfill, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger now existing in favor of the current or former directors or officers of First Montauk.

Agreement Extension, Waiver and Amendment of the Merger

         First Montauk and Buyer may amend the merger agreement at any time prior to the closing of the merger. Either First Montauk or Buyer may extend the time for performance of any of the obligations or other acts of the other parties under the merger agreement, waive any inaccuracies in the other party's representations and warranties and waive compliance with any of the agreements or conditions contained in the merger agreement.

                              THE VOTING AGREEMENT

         This section describes the material terms of the voting agreement among Buyer and certain directors and executive officers of First Montauk. While we believe that this description covers all material terms of the agreement, this summary may not contain all information that is important to you. You should read the voting agreement, and the other information that is contained in this proxy statement carefully and in their entirety for a more complete understanding of the voting agreement. The complete text of the voting agreement is attached to this proxy statement as Annex B and is incorporated by reference into this proxy statement.

         As a condition and inducement to Buyer entering into the merger agreement, certain of our directors and their affiliates, and each of our executive officers, in their capacities as First Montauk shareholders, entered into a voting agreement with Buyer, dated as of May 5, 2006, pursuant to which each of such shareholders agreed, severally but not jointly, among other things, to vote their shares of First Montauk's stock over which each shareholder exercises voting control in favor of the approval of the merger agreement. The total number of shares subject to this voting agreement is 5,342,667 voting shares including 3,364,427 shares of common stock (each having one vote per share) and 197,824 shares of Series B preferred stock constituting all of the issued and outstanding shares of Series B preferred stock and representing 1,978,240 voting shares. The shares subject to the voting agreement constitute 26.1% of the outstanding voting shares of common stock and Series B preferred stock taken together.

         The voting agreements also require each of the shareholders, among others things, to vote the subject shares (a) in favor of any alternative structure as may be agreed upon by Buyer and First Montauk, and (b) against any alternative takeover proposal, the consummation of which would result in a breach of any covenant, representation or warranty under the merger agreement or which could result in any of the conditions of First Montauk under the merger agreement not being fulfilled.

         Each shareholder subject to a voting agreement also agreed not to, directly or indirectly, sell, transfer, tender, pledge or otherwise dispose of or encumber the subject shares, or enter into any agreement, option or arrangement with respect to such transactions or to grant a proxy other than a proxy card in connection with the Special Meeting if and to the extent such proxy is consistent with the shareholder's obligations under the voting agreement, or deposit the subject shares into a voting trust or any voting arrangement other than pursuant to the voting agreement. Each shareholder also agrees not to solicit or advise or influence any person with respect to voting shares of common stock intended to facilitate any alternative takeover proposal or to cause shareholders of First Montauk not to vote to approve the merger agreement. Each shareholder agrees not to direct, enter into, solicit, initiate, conduct or continue any discussions or negotiations with, or provide any information with respect to any alternative takeover proposal. Each shareholder also agrees that any shares of our stock that the shareholder acquires after the date of the voting agreement shall be subject to such agreement. Each shareholder also waives any rights of appraisal or rights to dissent from the merger.

         The voting agreement will terminate upon the earliest of the termination of the merger agreement, the effective time of the merger, or at anytime upon notice of the Buyer to the shareholders who executed the voting agreement.

         The voting agreement will terminate upon the earliest of the termination of the merger agreement, the effective time of the merger, or at anytime upon notice of the Buyer to the shareholders who executed the voting agreement or if there has been a material change to the merger consideration, the form of payment of the merger consideration or the timing of such payment to the shareholders.

\
                            ESCROW DEPOSIT AGREEMENT

Escrow of Deposit Applicable to Cash Merger Consideration

         Upon execution of the merger agreement, Buyer deposited $2,000,000 with a mutually acceptable escrow agent pursuant to an escrow deposit agreement among First Montauk, Buyer and the escrow agent. This cash escrow is intended by the parties to be applied to the aggregate cash merger consideration payable upon the closing of the merger to our shareholders. So long as no default exists under the terms of the merger agreement on the closing date, the escrow agent shall transfer the $2,000,000 deposit to the paying agent to be used in part to pay holders of our stock their appropriate cash merger consideration. The deposit of the $2,000,000 amount resulted from the requirements and deliberations of the special committee and their directions to legal counsel for First Montauk to negotiate the deposit as a condition to the special committee approving the merger agreement and the merger and recommending the merger to the entire board of directors. The complete text of the escrow deposit agreement is attached to this proxy statement as Annex E and is incorporated by reference into this proxy statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information as of June 26, 2006 with respect to (i) each director and each executive officer, (ii) all directors and officers as a group, and (iii) the persons (including any "group" as that term is used in Section l3 (d)(3) of the Exchange Act), known by First Montauk to be the beneficial owner of more than five (5%) percent of its common stock. Shares of common stock subject to options exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. None of the directors and officers of First Montauk, nor to the best knowledge of First Montauk, any persons known by First Montauk to be the beneficial owner of more than five percent (5%) of its common stock or own any shares of First Montauk Series A preferred stock. Neither shares of Series A preferred stock nor Series B preferred stock are registered under the Exchange Act.



           Directors, Officers                                   Amount and Percentage
           and 5% Shareholders (1)                              Of Beneficial Ownership (1)
           -----------------------                              ---------------------------

                                                             Number of Shares          Percent

           Herbert Kurinsky                                        339,104                 1.8%


           William J. Kurinsky                                   3,409,063(2)             16.5%


           Victor K. Kurylak                                     1,500,000(3)              8.0%


           Robert I. Rabinowitz, Esq.
                                                                   404,500(4)              2.2%


           Mindy A. Horowitz                                       275,000(5)              1.5%


           Ward R. Jones
                                                                   110,000(6)                 *

           David I. Portman
                                                                       50,000                 *

           Barry Shapiro, CPA                                       80,000(7)                 *


           FMFG Ownership, Inc
           4201 Millersville Road                               5,105,522 (8)             26.8%
           Indianapolis, IN  46205

           All  Directors  and  Officers  as  a
           group (8 persons  in number)  (2, 3,                     6,167,667             27.9%
           4, 5, 6, and 7)

------------------------------------------
* Indicates less than 1%

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.
(2) Includes vested and presently exercisable options of Mr. William J. Kurinsky to purchase 200,000 shares of common stock. Amounts and percentages indicated for Mr. Kurinsky also include an aggregate 1,978,240 shares of common stock issuable upon conversion of 197,824 shares of Series B convertible redeemable preferred stock which constitutes all of the issued and outstanding shares of Series B preferred stock.
(3) Amounts and percentages indicated for Mr. Kurylak include an aggregate of 1,250,000 restricted shares of common stock and options to purchase 250,000 shares of common stock.
(4) Includes vested and presently exercisable options of Mr. Robert Rabinowitz to purchase 250,500 shares of common stock. Amounts and percentages indicated for Mr. Rabinowitz include an aggregate of 100,000 shares of restricted common stock, which shares vest in equal amounts of 33.3%, on February 1, 2005, February 1, 2006 and February 1, 2007. Mr. Rabinowitz's children own 2,000 shares of common stock.
(5) Includes vested and presently exercisable options of Ms. Mindy Horowitz to purchase 175,000 shares of common stock. Amounts and percentages indicated for Ms. Horowitz include an aggregate of 100,000 shares of restricted common stock, which shares vest in equal amounts of 33.3%, on February 1, 2005, February 1, 2006 and February 1, 2007.
(6) Includes vested and presently exercisable options of Mr. Ward Jones to purchase 100,000 shares of common stock.

(7) Includes vested and presently exercisable options of Mr. Barry Shapiro to purchase 80,000 shares of common stock.

(8) Includes 4,539,348 shares of common stock and 283,087 shares of Series A preferred stock convertible into 566,174 shares of common stock.
..
                               DISSENTERS' RIGHTS

         First Montauk is a New Jersey corporation. Under New Jersey law, a shareholder of a New Jersey corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of (1) a merger or consolidation to which the corporation is a party, or (2) a sale or exchange of all or substantially all of the assets of a corporation other than in the usual and regular course of business. However, unless the corporation's certificate of incorporation provides otherwise (and First Montauk's Amended and Restated Certificate of Incorporation does not), a shareholder does not have such dissenters' rights if (1) the shares held by the shareholder are listed on a national securities exchange or are held of record by 1,000 holders or more on the record date, or (2) pursuant to the plan of merger or consolidation the shareholder of the corporation will receive (a) cash, (b) securities that, upon consummation of the transaction, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (c) cash and such securities. Shareholders of First Montauk who do not vote in favor of approval of the merger agreement and who perfect their dissenters' rights by complying with all of the required procedures under New Jersey law will have the right to seek payment for the fair value of their shares if the merger is completed. Failure to vote on the proposal to approve the merger agreement will not constitute a waiver of dissenters' rights. A copy of the statute on dissenter's rights is attached to this proxy statement as Annex D.

         In order to exercise their dissenters' rights, a shareholder of First Montauk must comply with Chapter 14A:11 of the New Jersey Business Corporation Act which provides for the following:

           o the shareholder may not dissent as to less than all shares beneficially owned by such shareholder;

           o  the shareholder must not vote his shares in favor of the merger;

           o the shareholder must provide First Montauk with a written statement that the shareholder intends to demand payment for his shares prior to the meeting of shareholders. The dissenting shareholder may not withdraw his demand without the consent of First Montauk.

         Within 10 days after the merger is completed, assuming it is completed, First Montauk will give written notice to all shareholders who have properly filed an intention to exercise their dissenters' rights, that the merger has been completed.

         The dissenting shareholder must then:

           o within 20 days after the mailing of the notice by First Montauk, provide First Montauk with a written demand of payment of the "fair value" for the dissenting shareholder's shares;

           o not later than 20 days after demanding payment for such shares, submit the share certificates for which dissent has been made for notation by First Montauk that the demand for dissenters' rights has been made.

         First Montauk shall thereupon return the certificates to the dissenting shareholder. Upon making demand of dissenters' rights, the shareholder will have no further rights as a shareholder, and will only be entitled to the "fair value" of his shares.

         "Fair value" is determined by the New Jersey Business Corporation Act. Under the act, the fair value is determined as of the day prior to the day of the meeting of shareholders of First Montauk at which the merger with Buyer is submitted for a vote by the First Montauk shareholders. Notwithstanding the forgoing, the fair value shall exclude any appreciation or depreciation resulting from the proposed merger.

         Within 10 days after the period within which the shareholder may make demand to be paid the "fair value", First Montauk will be required to mail to each dissenting shareholder a balance sheet, a surplus statement and a profit and loss statement of First Montauk, and may also include an offer by First Montauk to purchase the shares at a specified price. If within 30 days the dissenting shareholder and First Montauk agree upon a fair value for the shares, the dissenting shareholder will be paid for his shares. If the fair value is not agreed upon, then the dissenting shareholder must, within 30 days, serve First Montauk a written demand that First Montauk commence an action in the New Jersey Superior Court for a determination of the fair value. The action may then be commenced by First Montauk within an additional 30 days. If First Montauk fails to commence the action, the dissenting shareholder may commence the action not later than 60 days after expiration of the foregoing 30-day period. The Superior Court shall then have jurisdiction over the matter and may appoint an appraiser to determine fair value. The costs and expenses of any action will be determined by the court and will be assessed by the court in its discretion. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser but shall exclude the fees and expenses of counsel and experts by any party. The court however may determine that the offer made by the corporation was not made in good faith, or if no offer was made, and, in the discretion of the court, award to any dissenting shareholder who is a party to the action, reasonable fees and expenses of the shareholder's counsel and of any experts employed by the dissenting shareholder. Unless the court determines there was bad faith by a party, the costs and expenses of counsel and experts will not be assessed against a party.

                                  OTHER MATTERS

Other Business at the Special Meeting

         At this time, we know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

         It is important that your shares be represented at the Special Meeting, regardless of the number of shares which you hold. We urge you to complete, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

Shareholder Proposals

         If the merger is consummated, there will be no public shareholders and no public participation in any future meetings of the surviving corporation's shareholders. However, if the merger is not completed, our shareholders will continue to be entitled to attend and participate in our shareholder meetings. We intend to hold an annual shareholders meeting in 2006 only if the merger is not completed, or if we are required to do so by law. If there is an annual meeting of shareholders, we expect it will take place in December 2006. In such event shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for such annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act.

                       WHERE YOU CAN FIND MORE INFORMATION

         First Montauk must comply with the informational requirements of the Exchange Act and its rules and regulations. Under the Exchange Act, First Montauk must file reports, proxy statements, and other information with the SEC. Copies of these reports, proxy statements, and other information can be inspected and copied at:

                  Public Reference Room
                  Securities and Exchange Commission
                  450 Fifth Street, N.W.
                  Washington, D.C. 20549

         You may obtain information on the operation of the Public Conference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of First Montauk's materials by mail at prescribed rates from the Public Reference Room at the address noted above. Finally, you may obtain these materials electronically by accessing the SEC's home page on the Internet at http://www.sec.gov.


         A copy of our Annual Report for the fiscal year ended December 31, 2005 is enclosed with the proxy statement.


         All information contained in this proxy statement with respect to First Montauk was supplied by First Montauk and all information with respect to Buyer and Investment Properties of America, LLC was supplied by Buyer. Neither First Montauk nor Buyer can warrant the accuracy or completeness of the information relating to the other party.


         You should rely only on the information or representations provided in this proxy statement or incorporated herein by reference. First Montauk has not authorized anyone else to provide you with different information. You should not assume that the information in this proxy statement, including information incorporated herein by reference, is accurate as of any date other than the date on the cover page.

                                     ANNEX A










                          AGREEMENT AND PLAN OF MERGER


                                      among


                              FMFG OWNERSHIP, INC.,


                            FMFG ACQUISITIONCO, INC.,


                                       and

                          FIRST MONTAUK FINANCIAL CORP.




                             Dated as of May 5, 2006


                                                       TABLE OF CONTENTS

                                                                                                              Page

4846-7790-1056.5/i
                                                           ARTICLE I

                                                           THE MERGER

Section 1.01.         The Merger.................................................................................1
Section 1.02.         Closing....................................................................................1
Section 1.03.         Effective Time.............................................................................1
Section 1.04.         Effects of the Merger......................................................................2
Section 1.05.         Certificate of Incorporation and Bylaws of the Surviving Corporation.......................2
Section 1.06.         Directors..................................................................................2
Section 1.07.         Officers...................................................................................2

                                                          ARTICLE II

                                             CONVERSION OF SHARES; PAYMENT FOR SHARES

Section 2.01.         Effect on Stock............................................................................2
Section 2.02.         Company Stock Options and Warrants.........................................................3
Section 2.03.         Payment for Shares.........................................................................4


                                                         ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.01.         Organization, Qualification, Etc...........................................................6
Section 3.02.         Capital Stock..............................................................................7
Section 3.03.         Corporate Authority Relative to This Agreement; No Violation...............................7
Section 3.04.         Reports and Financial Statements...........................................................8
Section 3.05.         No Undisclosed Material Liabilities.......................................................10
Section 3.06.         Leases....................................................................................10
Section 3.07.         No Violation of Law; Lawful Operations....................................................10
Section 3.08.         Environmental Laws and Regulations........................................................10
Section 3.09.         Employee Benefit Plans....................................................................11
Section 3.10.         Absence of Certain Changes or Events......................................................13
Section 3.11.         Title.....................................................................................13
Section 3.12.         Investigations; Litigation................................................................13
Section 3.13.         Governmental Licenses.....................................................................13
Section 3.14.         Tax Matters...............................................................................15
Section 3.15.         Opinion of Financial Advisor..............................................................17
Section 3.16.         Material Contracts........................................................................17
Section 3.17.         Intellectual Property Rights..............................................................17
Section 3.18.         Finders or Brokers........................................................................18

                                                        ARTICLE IV

                                  REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Section 4.01.         Organization, Qualification, Etc..........................................................18
Section 4.02.         Corporate Authority Relative to This Agreement; No Violation..............................18

                                                       ARTICLE V

                                               COVENANTS OF THE COMPANY

Section 5.01.         Investigation and Access to Information...................................................19
Section 5.02.         Additional Reports and Information........................................................20
Section 5.03.         Conduct of Business by the Company........................................................20
Section 5.04.         No Solicitation...........................................................................22
Section 5.05.         Change of Control Provisions..............................................................24
Section 5.06.         Company Stock Outstanding.................................................................24
Section 5.07.         Company Recommendation of Approval........................................................24

                                                       ARTICLE VI

                                                  ADDITIONAL AGREEMENTS

Section 6.01.         Antitakeover Statute......................................................................24
Section 6.02.         Public Announcements......................................................................25
Section 6.03.         Notices of Certain Events.................................................................25
Section 6.04.         Delisting.................................................................................25
Section 6.05.         Stockholder Approval; Proxy Solicitation; Other Filings...................................25
Section 6.06.         Efforts To Consummate; Further Assurances.................................................27
Section 6.07.         Updating of Schedules.....................................................................27




                                                      ARTICLE VII

                                               CONDITIONS TO THE MERGER

Section 7.01.         Conditions to the Obligation of Parent and Merger Sub.....................................28
Section 7.02.         Conditions to the Obligation of the Company...............................................31

                                                    ARTICLE VIII

                                                    TERMINATION

Section 8.01.         Termination or Abandonment................................................................32
Section 8.02.         Parent Termination Fee and Expenses.......................................................33
Section 8.03.         Company Termination Fee and Expenses......................................................34

                                                     ARTICLE IX

                                            SURVIVAL AND INDEMNIFICATION

Section 9.01.         No Survival of Representations, Warranties, Covenants and Agreements......................34
Section 9.02.         Indemnification and Insurance.............................................................34

                                                     ARTICLE X

                                                   MISCELLANEOUS

Section 10.01.        Counterparts; Effectiveness...............................................................35
Section 10.02.        Governing Law.............................................................................36
Section 10.03.        Jurisdiction..............................................................................36
Section 10.04.        Notices...................................................................................36
Section 10.05.        Assignment; Binding Effect................................................................37
Section 10.06.        Severability..............................................................................37
Section 10.07.        Enforcement of Agreement..................................................................37
Section 10.08.        Entire Agreement; No Third-Party Beneficiaries............................................37
Section 10.09.        Headings..................................................................................37
Section 10.10.        Fees and Expenses.........................................................................37
Section 10.11.        Amendment or Supplement...................................................................38
Section 10.12.        Extension of Time, Waiver, Etc............................................................38

                                                  ARTICLE XI

                                                  DEFINITIONS

Section 11.01.        Definitions...............................................................................38
Section 11.02.        Generally Accepted Accounting Principles..................................................43
Section 11.03.        Construction..............................................................................43


EXHIBIT A              FORM OF PAYING AGENT AGREEMENT
EXHIBIT B              OPINION OF COMPANY COUNSEL
EXHIBIT C              FORM OF VOTING AGREEMENTS
EXHIBIT D              KEY EXECUTIVES
EXHIBIT E              OPINION OF PARENT'S COUNSEL


ANNEX I                DISCLOSURE SCHEDULES



                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into effective as of May 5, 2006 among FMFG OWNERSHIP, INC., a Delaware corporation ("Parent"), FMFG ACQUISITIONCO, INC., a New Jersey corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company").

                              W I T N E S S E T H :

         WHEREAS, the respective managing members and boards of directors of Parent, Merger Sub and the Company have approved the acquisition of the Company by Parent upon the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, the respective managing member or board of directors of Parent, Merger Sub and the Company have approved and declared the advisability of this Agreement and the merger of the Merger Sub with and into the Company (the "Merger") in accordance with the New Jersey Corporation Act (the "NJCA") and upon the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:

                                   ARTICLE I

                                   THE MERGER

Section 1.01. ....The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the NJCA, the Company shall be merged with and into the Merger Sub at the Effective Time of the Merger. Following the Merger, the separate corporate existence of the Company shall cease, and the Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") under the name First Montauk Financial Corp., and as a wholly owned subsidiary of Parent.

Section 1.02. ....Closing. Unless this Agreement shall have been terminated pursuant to Section 8.01, and subject to the satisfaction or waiver of the conditions set forth in Article VII, the closing of the Merger (the "Closing") shall take place at 10:00 a.m. on a date to be specified by the parties (the "Closing Date") that shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VII at the offices of the Company unless another time, date or place is agreed to in writing by the parties hereto.

Section 1.03. ....Effective Time. On the Closing Date, the parties shall execute and file in the office of the Secretary of State of the State of New Jersey a certificate of merger (the "Certificate of Merger") executed in accordance with the NJCA and shall make all such other filings or recordings as may be required. The Merger shall become effective at the time of filing of the Certificate of Merger, or at such later time as is agreed upon by the parties hereto and set forth therein (such time as the Merger becomes effective is referred to herein as the "Effective Time").

Section 1.04. ....Effects of the Merger.  The Merger shall have the effects set forth in applicable provisions of the NJCA.

Section 1.05. ....Certificate of Incorporation and Bylaws of the Surviving
Corporation.

(a) The certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall become the certificate of incorporation of the Surviving Corporation after the Effective Time, until thereafter amended as provided by the NJCA and such certificate of incorporation.

(b) The bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation after the Effective Time, until thereafter amended as provided by the NJCA, the certificate of incorporation of the Surviving Corporation and such bylaws.

Section 1.06. Directors. The board of directors of Merger Sub immediately prior to the Effective Time shall become the board of directors of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

Section 1.07. Officers. The officers of Merger Sub immediately prior to the Effective Time shall become the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly appointed and qualified.

                                   ARTICLE II

                    CONVERSION OF SHARES; PAYMENT FOR SHARES

Section 2.01. Effect on Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any securities of the Company, Parent or Merger Sub:

(a) Each share of common stock, no par value (the "Common Stock"), each share of Series A Convertible Preferred Stock, $.10 par value per share (the "Series A Convertible Preferred Stock") and each share of Series B Convertible Preferred Stock, $.10 par value per share (the "Series B
     Convertible  Preferred  Stock") of the  Company  (collectively,  the Common
     Stock, the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock are sometimes hereinafter referred to as the "Company Stock") that is, immediately prior to the Effective Time, authorized but unissued (even if reserved), held in the Company's treasury or by any of the Company's direct or indirect wholly owned subsidiaries immediately prior to the Effective Time, and each share of Company Stock that is owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent (collectively, the "Excluded Shares") shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(b) Subject to Section 5.06 and Section 10.10, each issued and outstanding share of Company Stock (other than shares to be cancelled in accordance with Section 2.01(a) and Dissenting Shares) shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive in cash per share payable to the holder thereof, without interest thereon (the "Merger Consideration"), upon surrender and exchange of the certificate representing such share of Company Stock the following amounts: (i) each share of Common Stock, $1.00; (ii) each share of Series A Convertible Preferred Stock, $2.00; and (iii) each share of Series B Convertible
     Preferred Stock, $10.00; provided however, that the maximum aggregate amount of Merger Consideration including the Option Amount (defined in Section 2.02) shall not exceed $22,900,000. As of the Effective Time, all such shares of Company Stock shall no longer be outstanding, shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Stock (the "Certificates") shall cease to have any rights with respect thereto, except the right to receive Merger Consideration.

(c) Notwithstanding any provision of this Agreement to the contrary, each outstanding share of Company Stock that is issued and outstanding immediately prior to the Effective Time and the holder of which (i) has not voted in favor of the Merger, (ii) has filed a written notice of dissent and has made written demand for the payment of the fair value of shares pursuant to and in accordance with Section 14A:11-2 of the NJCA and (iii) has not effectively withdrawn or lost such right to receive payment of the fair value of shares (a "Dissenting Share") shall not be converted into or represent a right to receive the Merger Consideration pursuant to Section 2.01(b). The holder thereof shall instead be entitled to receive payment of the appraised value of such shares of Company Stock held by them in accordance with the provisions of Section 14A:11-3 of the NJCA; provided, however, that any Dissenting Share held by a person at the Effective Time who shall, after the Effective Time, withdraw the demand for appraisal or lose the right of appraisal, in either case pursuant to the NJCA, shall be deemed to be converted into, as of the Effective Time, the right to receive the Merger Consideration pursuant to Section 2.01(b). The Company shall give Parent prompt notice of any written demands for appraisal, withdrawals of demands for appraisal and any other instruments served pursuant to the applicable provisions of the NJCA relating to the appraisal process received by the Company. Notwithstanding anything to the contrary in this
     Section 2.01(c), if (A) the Merger is rescinded or abandoned or (B) the stockholders of the Company revoke the authority to effect the Merger, the right of any stockholder of the Company to be paid the fair value of such stockholder's Dissenting Shares pursuant to the NJCA shall cease.

(d) Each issued and outstanding share of common stock, par value $0.001 per share, of Merger Sub shall be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

Section 2.02. Company Stock Options and Warrants. Each holder of an Option outstanding under the 1992 Non-Executive Director Stock Option Plan, as amended, the 2002 Non-Executive Director Stock Option Plan, the 1992 Incentive Stock Option Plan, as amended, the Second Amended and Restated 2002 Incentive Stock Option Plan and/or the 1996 Senior Management Incentive Plan as amended (collectively, the "Option Plans") and each holder of a warrant ("Warrant") to acquire a share of the Company's Common Stock, shall, if such Option or Warrant is exercisable as of the Effective Date (collectively an Option and a Warrant are referred to as a "Vested Option"), be converted into the right to receive an amount in cash (the "Option Amount") equal to the Merger Consideration less the exercise price therefor. As promptly as practicable following the Effective Time, the Surviving Corporation shall pay to each holder of one or more options the applicable Option Amount (less any applicable withholding taxes). On the Closing Date, the Surviving Corporation shall deposit in a bank account not within the Company's control an amount of cash equal to the aggregate payments to be made pursuant to the prior sentence together with instructions that such cash be promptly distributed following the Effective Time to the holders of such options in accordance with this Section.

Section 2.03.     Payment for Shares.

(a) Escrow of Deposit. Within two (2) business days after the execution of this Agreement, Parent shall pay to Signature Bank, NA (the "Escrow Agent") the sum of $2,000,000 (the "Merger Consideration Deposit") to be held in Escrow pursuant to the terms of the agreement between Company, Parent and Merger Sub (the "Escrow Agreement"). The Escrow Agreement shall provide that so long as no default exists under the terms of this Agreement, on the Closing Date, the Escrow Agent shall transfer the Merger Consideration Deposit to the Paying Agent. The Escrow Agreement shall further provide that if this Agreement is terminated by Parent or Merger Sub for any reason other than pursuant to Section 8.01, then the Escrow Agent shall pay the Merger Consideration Deposit Amount to the Company in immediately available funds on the second business day following such termination of this Agreement.

(b)  Paying Agent. Prior to the Effective Time;

(i) Parent shall appoint a bank or trust company reasonably acceptable to the Company to act as paying agent (the "Paying Agent") for payment of the Merger Consideration;

(ii) Parent shall deposit or cause to be deposited with the Paying Agent a cash amount equal to the aggregate Merger Consideration, less the Merger Consideration Deposit, to which holders of shares of Company Stock shall be entitled upon consummation of the Merger; and

(iii) the Escrow Agent shall deposit the Merger Consideration Deposit with the Paying Agent.

         The amount deposited with the Paying Agent pursuant to subsection
         (b)(ii) and (b)(iii) shall be held for the benefit of and distributed to such holders in accordance with this Section and the Paying Agent Agreement substantially in the form of Exhibit A. The Paying Agent shall agree to hold such funds (such funds, together with earnings thereon, being referred to herein as the "Payment Fund") for delivery as contemplated by this Section. If for any reason (including losses) the Payment Fund is inadequate to pay the cash amounts to which holders of shares of Company Stock shall be entitled, Parent shall in any event remain liable, and shall make available to the Surviving Corporation additional funds, for the payment thereof. The Paying Agent shall, pursuant to irrevocable instructions, pay the aggregate Merger Consideration out of the Payment Fund, and the Payment Fund shall not be used for any other purpose.

(c) Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a Certificate whose shares are converted pursuant to Section 2.01(b) into the right to receive the Merger Consideration per share of Company Stock represented thereby (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as the Surviving Corporation may reasonably specify) and
     (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration per share of Company Stock represented thereby. Upon surrender of a Certificate for cancellation to the Paying Agent, together with such letter of transmittal duly executed and completed in accordance with its terms, the holder of such Certificate shall be entitled to receive in exchange therefor cash equal to the Merger Consideration per share multiplied by the number of shares of Company Stock formerly represented by such Certificate, which such holder has the right to receive pursuant to the provisions of this Article II, payable by check and the Certificate so surrendered shall forthwith be canceled. In no event shall the holder of any Certificate be entitled to receive interest on any funds to be received in the Merger. In the event of a transfer of ownership of Company Stock that is not registered in the transfer records of the Company, a check representing the Merger Consideration per share of Company Stock represented thereby may be issued to a transferee if the Certificate representing such Company Stock is presented to the Paying Agent accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.03(b), each Certificate (other than for Dissenting Shares and Excluded Shares) shall be deemed at all times after the Effective Time and for all corporate purposes of the Surviving Corporation, to represent only the right to receive upon such surrender the Merger Consideration per share of Company Stock represented thereby as contemplated by this Article II, including as limited by paragraphs (c), (e) and (h) below.

(d) No Further Ownership Rights in Company Stock; Stock Transfer Books. All cash paid upon the surrender for exchange of Certificates in accordance with the terms of this Article II shall be deemed payment in full satisfaction of all rights pertaining to the shares of Company Stock theretofore represented by such Certificates. After the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be cancelled against delivery of the Merger Consideration per share of Company Stock theretofore represented by such Certificate, except as otherwise provided by law.

(e) Termination of Payment Fund. Any portion of the Payment Fund remaining undistributed to the holders of the Certificates six months after the Effective Time shall be delivered to Surviving Corporation upon demand, and any holders of the Certificates who have not theretofore complied with this
     Article II shall thereafter look only to Surviving Corporation for payment of their claim for Merger Consideration.

(f) No Liability. Neither the Company, Parent, Merger Sub, the Surviving Corporation nor the Paying Agent shall be liable to any person with respect to cash from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

(g) Investment of Exchange Fund. The Paying Agent shall invest all cash included in the Payment Fund as directed by Parent. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation.

(h) Lost Certificates. For any Certificate that has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required in the sole discretion of the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue the applicable Merger Consideration in exchange for such lost, stolen or destroyed Certificate.

(i) Withholding Rights. Each of the Paying Agent and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Stock such amounts as are required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Stock in respect of which such deduction and withholding was made.

(j) Adjustment of Merger Consideration. If, subsequent to the date of this Agreement but prior to the Effective Time, the outstanding shares of Company Stock shall have been changed into a different number of shares or a different class as a result of a stock split, reverse stock split, stock dividend, subdivision, reclassification, split, combination, exchange, recapitalization or other similar transaction, the Merger Consideration shall be appropriately adjusted so that the aggregate amount payable pursuant to this Agreement shall not have increased or decreased as a result of such adjustment.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company and each of its Subsidiaries hereby jointly and severally represent and warrant, each with respect to itself and with respect to the others, to Parent that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III and except as set forth in the Disclosure Schedules as updated as of the Closing Date pursuant to Section 6.07). The Disclosure Schedules in Annex I will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article III.

Section 3.01.     Organization, Qualification, Etc.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Copies of the Company's certificate of incorporation and bylaws have been delivered to Parent and are complete and correct and in full force and effect.

(b) The Company conducts certain of its operations through the subsidiary corporations set forth on Schedule 3.01 (collectively, the "Subsidiaries"). Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of incorporation and has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Copies of each Subsidiary's certificate of incorporation and bylaws have been delivered to Parent and are complete and correct and in full force and effect. The Company owns
     100% of the issued and outstanding capital stock of each of the Subsidiaries, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Taxes, security interests, options, warrants, purchase rights, contracts, commitments and equities claims and demands. The Company does not control, directly or indirectly, and does not have any direct or indirect equity participation in any other corporation, partnership, trust or other business association.

Section 3.02.     Capital Stock.

(a) The authorized stock of the Company consists of 60,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, $.10 par value per share. As of the date of this Agreement, 16,044,793 shares of Common Stock, 305,369 shares of Series A Convertible Preferred Stock and 197,824 shares of Series B Convertible Preferred Stock have been issued. Except as disclosed in Disclosure Schedule 3.02(a), as of the date of this Agreement, no shares of Company Stock were held in the treasury of the Company. All of the issued and outstanding shares of Company Stock have been duly authorized for issuance and were validly issued and are fully paid and nonassessable.

(b) Other than Options for 2,323,402 shares of Common Stock granted pursuant to the Company Option Plans and the Company's Warrants to purchase 464,724 shares of Common Stock, the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and$1,220,000 of Convertible Debentures, there are no outstanding subscriptions, options, warrants, convertible securities, conversion rights, preemptive or other rights or other arrangements or commitments obligating the Company to issue any shares of its stock. The Company has no outstanding stock appreciation, phantom stock or similar rights. The Company has no obligation, contingent or otherwise, to reacquire any shares of the Company Stock.

(c) As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which stockholders may vote are issued or outstanding.

Section 3.03.     Corporate Authority Relative to This Agreement; No Violation.

(a) The Company has the corporate power and authority to enter into this Agreement and, subject to the approval of this Agreement and the Merger by the holders of a majority of the outstanding shares of (i) Common Stock and Series B Convertible Preferred Stock voting together, (ii) the Series A Convertible Preferred Stock voting separately as a class, and (iii) the Series B Convertible Preferred Stock voting separately as a class (collectively such votes are referred to as the "Stockholder Approval"), to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company. No other corporate proceedings on the part of the Company, other than obtaining Stockholder Approval in accordance with the NJCA, the certificate of incorporation and the bylaws of the Company, are necessary to authorize the consummation of the transactions contemplated hereby on behalf of the Company. This Agreement has been duly and validly executed and delivered by the Company and, subject to Stockholder Approval and approval by the NASD and any other required Governmental Authorities, and assuming this Agreement constitutes a valid and binding agreement of the other parties hereto, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(b) The board of directors of the Company has determined that the transactions contemplated by this Agreement are in the best interests of the Company and its stockholders and has declared the advisability of this Agreement and will recommend to such stockholders that they approve and adopt this Agreement. Based on the representations and warranties of Parent and Merger Sub contained in Section 4.02(b), the board of directors of the Company has taken all necessary and appropriate action so that Chapter 10A of the NJCA will be inapplicable to this Agreement and the transactions contemplated hereby. To the Knowledge of the Company, no other state takeover statute is applicable to the Merger or the other transactions hereby.

(c) The Company is not subject to or obligated under any charter, bylaw or contract provision or any license, franchise or permit, or subject to any order or decree, that, by its terms, would be breached or violated or would accelerate any payment or obligation, trigger any right of first refusal or other purchase right as a result of the Company executing or, subject to the adoption of this Agreement by its stockholders, carrying out the transactions contemplated by this Agreement, except for any breaches or violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Other than in connection with or in compliance with (i) the provisions of the NJCA, (ii) the Securities Act of 1933, as amended (the "Securities Act"), (iii) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) Section 4043 of ERISA, (v) any applicable United States competition, antitrust and investment law,
     (vi) the securities or blue sky laws of the various states and (vii) filings and consents as may be required under any environmental, health or safety law or regulation pertaining to any notification, disclosure or required approval necessitated by the transactions contemplated by this Agreement, no authorization, consent or approval of, or filing with, any Governmental Authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals or filings the failure to obtain or make which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or substantially impair or delay the consummation of the transactions contemplated hereby.

Section 3.04.     Reports and Financial Statements.

(a) The Company has previously furnished or made available to Parent true and complete copies of:

(i) the audited consolidated financial statements of the Company and its Subsidiaries as of, and for the year ended December 31, 2005 (the "2005 Financial Statements");

(ii) the Company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for each of the years ended December 31, 2003, 2004 and 2005;

(iii)    each definitive proxy statement filed by the Company with the SEC;

(iv) each final prospectus filed by the Company with the SEC, except any final prospectus relating to a Registration Statement on Form S-8; and

(v) all Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed by the Company with the SEC since December 31, 2004.

(b) The 2005 Financial Statements and the audited consolidated financial statements and unaudited consolidated interim financial statements included in the Company SEC Reports (including any related notes and schedules) fairly present the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods or as of the dates then ended (subject, in the case of the unaudited interim financial statements, to normal recurring year-end adjustments), in each case in accordance with accounting principles generally accepted in the United States ("GAAP") consistently applied during the periods involved (except as otherwise disclosed in the notes thereto).

(c) The Company has filed all forms, reports, statements, schedules and other documents (including all annexes, exhibits, schedules, amendments and supplements thereto) required to be filed by it with the SEC since December 31, 2002 (such forms, reports, statements, schedules and documents filed by it with the SEC, including any such forms, reports, statements, schedules and other documents filed by the Company with the SEC after the date of this Agreement and prior to the Closing Date, are referred to herein, collectively, as the "SEC Reports") and with respect to the SEC Reports filed by the Company after the date of this Agreement and prior to the Closing Date, will deliver or make available to the Parent all of such SEC Reports in the form filed with the SEC. As of their respective filing dates, the SEC Reports (including all information incorporated therein by reference) (i) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and
     (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, the Company has timely filed all reports, including but not limited to reports on Forms 10-K, 10-Q, 8-K and proxy statements required to be filed by it with the SEC under the rules and regulations of the SEC. Except with respect to First Montauk Securities Corp. ("First Montauk Securities"), a wholly-owned subsidiary of the Company and a registered broker-dealer with the SEC and the NASD (as hereinafter defined in Section 3.13(b)), none of the Company's Subsidiaries are required to file any forms, reports or other documents with the SEC.

Section 3.05. No Undisclosed Material Liabilities. Neither the Company nor any of its Subsidiaries have any liabilities or obligations of any nature, required to be reflected on a balance sheet prepared in accordance with GAAP whether or not accrued, contingent or otherwise, and there is no existing condition, situation or set of circumstances which would reasonably be expected to result in such a liability or obligation, except (a) liabilities or obligations reflected in the 2005 Financial Statements or (b) liabilities or obligations which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

Section 3.06. Leases. The Company has delivered to Parent correct and complete copies of any and all Material Leases to which the Company or any of its Subsidiaries is a party as set forth in Schedule 3.06. Each Lease is legal, valid, binding, enforceable and in full force and effect and will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transaction contemplated hereby. Neither the Company nor any of its Subsidiaries are in breach or default under any Material Lease and no event has occurred which, with notice or lapse of time, would constitute a breach or default of such Material Lease by the Company or any of its subsidiaries or permit termination, modification or acceleration thereof by the respective lessor, and no party to any such Material Lease has repudiated any provision thereof, except for such breaches, defaults or repudiations which, would not individually or in the aggregate, have a Material Adverse effect on the Company. There are no disputes, oral agreements or forbearance programs in effect as to any Material Lease. All facilities leased thereunder are supplied with utilities and other services necessary for the operation of said facilities.

Section 3.07. No Violation of Law; Lawful Operations. The business of the Company and its Subsidiaries has been and currently is being conducted in compliance with all statutes, regulations, orders, covenants, restrictions and plans of Governmental Authorities, except where the failure to so comply would not have a Material Adverse Effect on the Company.

Section 3.08.     Environmental Laws and Regulations.

(a) The Company and each of its Subsidiaries are in compliance with all applicable international, federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), which compliance includes, but is not limited to, the possession by the Company and its Subsidiaries of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except for noncompliance which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

(b) Neither the Company nor any of its Subsidiaries have received written notice of, or is the subject of, any actions, causes of action, claims, investigations, demands or notices by any person asserting an obligation to conduct investigations or cleanup activities under Environmental Law or alleging liability under or noncompliance with any Environmental Law (collectively, "Environmental Claims") that would, individually or in the aggregate, have a Material Adverse Effect on the Company.

(c) To the Knowledge of the Company, there are no facts, circumstances or conditions in connection with the operation of its business or any currently or formerly owned, leased or operated facilities that are reasonably likely to lead to any Environmental Claims in the future that would, individually or in the aggregate, have a Material Adverse Effect on the Company.

Section 3.09.     Employee Benefit Plans.

(a) Schedule 3.09 contains a true and complete list of each "employee benefit plan" (within the meaning of Section 3(3) of ERISA), including, but not limited to, pension, profit sharing, 401(k), severance, welfare, disability and deferred compensation, and all other material employee benefit plans, agreements, programs, policies or arrangements including, but not limited to, stock purchase, stock option, employment, change-in-control, fringe benefit, bonus and incentive, whether or not subject to ERISA, whether formal or informal, oral or written, legally binding or not, under which any employee or former employee of the Company or any Subsidiary has any present or future right to benefits or under which the Company or any Subsidiary has any present or future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the "Company Plans" but shall be separately identified on Schedule 3.09.

(b)  The Company represents and warrants that:

(i) each Company Plan has been established and administered in accordance with its terms, and each such Company Plan and the Company are in all material respects in full compliance with the applicable provisions of ERISA, the Code and other federal and state applicable laws, rules and regulations with respect thereto except for noncompliance which would not, individually or in the aggregate, have a Material Adverse Effect on the Company;

(ii) the Company has received, with respect to each Company Plan that is an "employee pension benefit plan" (within the meaning of ERISA Section 3(2)), a favorable determination letter as to its qualification. To the Knowledge of the Company each trust for each such Company Plan is exempt from federal income tax under Code Section 501(a). To the Knowledge of the Company, no event has occurred or circumstance exists that will or could give rise to disqualification or loss of tax-exempt status of any such Company Plan or trust;

(iii) to the Knowledge of the Company, no event has occurred and no condition exists that likely could subject the Company to any tax, fine, lien, penalty or other liability imposed by ERISA (including any breach of fiduciary responsibility by any director, officer or employee), the Code or other applicable laws, rules and regulations;

(iv) for each Company Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof;

(v) to the Knowledge of the Company, no "reportable event" (as such term is defined in ERISA Section 4043), "prohibited transaction" (as such term is defined in ERISA Section 406 and Code Section 4975) or "accumulated funding deficiency" (as such term is defined in ERISA Section 302 and Code Section 412 (whether or not waived)) has occurred with respect to any Company Plan and no Company Plan is a Multiemployer Plan within the meaning of ERISA Section 4001(a)(3);

(vi) all contributions and payments made or accrued with respect to all Company Plans and other benefit obligations are deductible under Code
         Section 162 or Section 404. No amount or any asset of any Company Plan is subject to tax as unrelated business taxable income;

(vii) to the Knowledge of the Company, no event has occurred or circumstance exists that could result in a material increase in premium costs of Company Plans and other benefit obligations that are insured or a material increase in benefit costs of such plans and obligations that are self-insured;

(viii)   except to the extent required under ERISA Section 601 et seq. and Code
         Section 4980B, the Company does not provide health or welfare benefits for any retired or former employee and is not obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service;

(ix) the Company has the right to modify and terminate each Company Plan with respect to both retired and active employees;

(x) to the Knowledge of the Company, the Company has complied with the provisions of ERISA Section 601 et seq. and Code Section 4980B;

(xi) except as may be expressly prohibited by this Agreement, the Merger will result in the payment, vesting or acceleration of any benefit under any Company Plan; and

(c) With respect to any Company Plan, (i) no actions, suits or claims (other than claims for benefits made in the ordinary course of the Company Plan's operation) are pending or, to the Knowledge of the Company, threatened; (ii) to the Knowledge of the Company, no facts or circumstances exist that reasonably could give rise to any such actions, suits or claims; and (iii) no written or oral communication has been received from the PBGC in respect of any Company Plan subject to Title IV of ERISA concerning the funded status of any such Company Plan or any transfer of assets and liabilities from any such Company Plan in connection with the transactions contemplated herein.

(d) Full payment has been made of all amounts which are due to any of the Company Plans. Furthermore, the Company has made adequate provision for reserves to meet contributions that have not been made because they are not yet due under the terms of any of the Company Plans.

Section 3.10. Absence of Certain Changes or Events. Other than the transactions contemplated or permitted by this Agreement or as disclosed in the 2005 Financial Statements, since January 1, 2006, (a) the businesses of the Company and its Subsidiaries have been conducted in the ordinary course consistent with past practice and (b) there has not been any event, occurrence, development or state of circumstances or facts that if occurring after the date hereof would violate Section 5.03 hereof or which has had a Material Adverse Effect on the Company.

Section 3.11. Title. The Company is the owner of good and marketable title to all of its assets, free and clear of all liabilities, liens, charges, claims, licenses, rights, encumbrances and restrictions on transfers, and no financing statement covering all or any portion of its assets and naming the Company as debtor has been filed in any public office, and the Company has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of its assets. All material properties and assets, real and personal, that are owned, leased or licensed by the Company and used for the conduct of its affairs have been in good operating condition for the purposes for which they are intended to be used.

Section 3.12.     Investigations; Litigation.

(a) Except as set forth in Schedule 3.12(a), to the Knowledge of the Company, there is no investigation or review being undertaken or that is pending by any Governmental Authority with respect to the Company or any of its Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect on the Company, nor has any governmental body or authority notified the Company of an intention to conduct the same.

(b) Except as set forth in Schedule 3.12(b), to the Knowledge of the Company, there are no actions, suits or proceedings pending or to threatened against or affecting the Company or its Subsidiaries or their officers or directors, in their capacities as such, or any of their respective properties at law or in equity, or before any federal, state, local or foreign court or Governmental Authority, that, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company.

Section 3.13.     Governmental Licenses.

(a) Schedule 3.13 contains a complete and accurate list of each license, permit and other governmental authorization ("Governmental Licenses") that is held by the Company or any of its Subsidiaries or that is required in connection with the business of the Company or any of its Subsidiaries. Each Governmental License listed or required to be listed in Schedule 3.13 is valid and in full force and effect and the Company and its Subsidiaries have been in compliance in all material respects with all of the terms and requirements thereof.

(b) The Company and each of its Subsidiaries and each of their respective officers, director and employees has all Governmental Authorizations, including franchises, authorizations, memberships, approvals, orders, consents, licenses, certificates, permits, registrations, qualifications or other rights and privileges, including, without limitation, from the National Association of Securities Dealers ("NASD"), and any clearing agency (collectively, "Permits") necessary to permit the ownership of property and the conduct of business as presently conducted by the Company and its subsidiaries, and all such Permits are valid and in full force and effect, except where the failure to obtain or maintain such a Permit would not have a Material Adverse Effect.

(c) First Montauk Securities is registered as a broker-dealer with the SEC, is a duly qualified member in good standing of the NASD and is duly qualified or registered as a broker-dealer in each jurisdiction where the failure to be so qualified or registered would have a Material Adverse Effect. Neither the Company nor any Company Subsidiary other than First Montauk Securities is required to be registered or qualified as a broker-dealer with the SEC or in United States any jurisdiction where the failure to be so registered or qualified would have a Material Adverse Effect.

(d) The Company and each of the Company's Subsidiaries is in compliance with all applicable statutes, ordinances, orders, rules, regulations, by-laws and policies promulgated by any Governmental Body, including, without limitation, the NASD, which to the Knowledge of the Company apply to the conduct of the Business, except where the failure to so comply would not have a Material Adverse Effect. Neither the Company nor any of the
     Company's Subsidiaries has ever entered into or been subject to any judgment, consent decree, or administrative order with respect to any aspect of the business, affairs, properties or assets of the Company or any of the Company's Subsidiaries or, as of the date hereof, received any notice of the institution against the Company of any civil, criminal or administrative action, suit, proceeding or investigation from any Governmental Body, including, without limitation, the NASD, and any clearing agency, with respect to any aspect of the business, affairs, properties or assets of the Company or any of the Company's Subsidiaries, except as would not have a Material Adverse Effect.

(e) No event has occurred or circumstance exists that may (with or without notice or lapse of time) (i) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental License, or (ii) result directly or indirectly in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Governmental License except as would not have a Material Adverse Effect on the Company.

(f) Neither the Company nor any of its Subsidiaries has received any notice or other communication from any Governmental Authority or any other person regarding (i) any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any Governmental License or any failure to obtain any required Governmental License, or (ii) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of or modification to any Governmental License.

(g) All applications required to have been filed for the renewal of the Governmental Licenses have been duly filed on a timely basis with the appropriate Governmental Authorities, and all other filings required to have been made with respect to such Governmental Licenses have been duly made on a timely basis with the appropriate Governmental Authorities except as would not have a Material Adverse Effect on the Company.

Section 3.14.     Tax Matters.

(a) All Tax Returns for all periods ending on or before the Closing Date that are or were required to be filed by or with respect to the Company, either separately or as a member of an affiliated group of corporations, have been filed on a timely basis and in accordance with applicable laws, regulations and administrative requirements. All such Tax Returns that have been filed on or before the Closing Date were, when filed, and continue to be, true, correct and complete in all material respects.

(b) The Company has made available to Parent all reports of and communications for all open years from Internal Revenue Service agents and the corresponding agents of other state, local and foreign governmental agencies who have examined the respective books and records applicable to the Company and its Subsidiaries. Schedule 3.14(b) describes all adjustments in respect of the Company to income tax returns filed by, or on behalf of, the Company or any affiliated group of corporations of which the Company is or was a member, for all open taxable years, that have been proposed by any representative of any governmental agency, and Schedule 3.14(b) describes the resulting Income Taxes, if any, proposed to be assessed. All deficiencies proposed (plus interest, penalties and additions to tax that were or are proposed to be assessed thereon, if any) as a result of such examinations have been paid, reserved against or settled or, as described in Schedule 3.14(b), are being contested in good faith by appropriate proceedings. Except as set forth in Schedule 3.14(b), neither the Company nor any Subsidiary of the Company has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other entity) of any statute of limitations relating to the payment of Taxes for which the Company may be liable.

(c) The Company has paid, or made provision for the payment of, all Taxes, including personal property taxes, that have or may become due for all periods ending on or before the Closing Date, including, without limitation, all Taxes reflected on the Tax Returns referred to in this
     Section 3.14, or in any assessment, proposed assessment or notice, received by the Company or any Subsidiary of the Company, except such Taxes, if any, as are set forth in Schedule 3.14(c) that are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP consistently applied) have been provided. The charges, accruals and reserves with respect to Taxes on the books of the Company are determined in accordance with GAAP consistently applied. In all material respects, all Taxes that the Company is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the appropriate governmental agency. There are no liens with respect to Taxes upon any of the properties or assets, real or personal, tangible or intangible, of the Company (except for Taxes not yet due).

(d) There are no closing agreements, requests for rulings or requests for technical advice, in respect of any Taxes, pending between the Company and any governmental agency.

(e) No consent to the application of Section 341(f)(2) of the Code has ever been filed with respect to any property or assets held or acquired or to be acquired by the Company.

(f) There is no existing tax-sharing agreement that may or will require that any payment be made by or to the Company on or after the Closing Date.

(g) No property owned by the Company is property that Parent is or will be required to treat as being owned by another person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately before the enactment of the Tax Reform Act of 1986, or is "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code.

(h) The Company has not agreed to and is not required to make any adjustment pursuant to Section 481(a) of the Code, nor has the Internal Revenue Service proposed any such adjustment or change in accounting method with respect to the Company. The Company does not have any application pending with any governmental agency requesting permission for any change in accounting method.

(i) There is no contract, agreement, plan or arrangement covering any person that, individually or collectively, as a consequence of this transaction could give rise to the payment of any amount that would not be deductible by Parent, the Surviving Corporation or the Company by reason of Section 280G of the Code.

(j) The Company does not own an interest in any (i) domestic international sales corporation, (ii) foreign sales corporation, (iii) controlled foreign corporation, or (iv) passive foreign investment company.

(k) The Company is not a party (other than as an investor) to any industrial development bond.

(l) The Company was not a party to any deferred intercompany transaction that will be restored (pursuant to the Treasury Regulations under Section 1502 of the Code) and will result in income or loss to the Company due to the contemplated transaction.

(m) The Company is not, nor has it ever been, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(n) None of the assets of the Company directly or indirectly secure any debt the interest on which is tax-exempt under Section 103(a) of the Code.

Section 3.15. Opinion of Financial Advisor. The Company has received the opinion of Capitalink, L.C. dated on or before the date of this Agreement, substantially to the effect that the Merger Consideration is fair to the holders of the Company Stock from a financial point of view.

Section 3.16.     Material Contracts.

(a) Schedule 3.16(a) contains a complete and accurate list of each Company Material Contract.

(b) Each Company Material Contract is valid and binding on the Company or its Subsidiaries and is in full force and effect and, to the Knowledge of the Company, is enforceable against the other party thereto, in each case, except as enforceability may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability now or thereafter in effect relating to or affecting creditors' rights, and to general equity principles (regardless of whether enforcement is sought in a procedure in equity or at law). The Company and its Subsidiaries are and have been in material compliance with all applicable terms and requirements of each Company Material Contract. To the Knowledge of the Company, each other party that has or had any obligation or liability under any Company Material Contract is and has been in full compliance with all applicable terms and requirements of such contract. To the Knowledge of the Company, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give the Company or any of its Subsidiaries or any other person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any Company Material Contract. Neither the Company nor any of its Subsidiaries has given to or received from any other person any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or breach of, or default under, any Company Material Contract.

Section 3.17. Intellectual Property Rights. The Company and its Subsidiaries have all right, title and interest in, or a valid and binding license to use, all Intellectual Property individually or in the aggregate material to the conduct of the businesses of the Company and its Subsidiaries taken as a whole. Neither the Company nor any Subsidiary of the Company is in default (or with the giving of notice or lapse of time, or both, would be in default) under any license to use such Intellectual Property. To the Knowledge of the Company such Intellectual Property is not being infringed by any third party and neither the Company nor any Subsidiary of the Company is infringing any Intellectual Property of any third party, except for such defaults and infringements that, individually or in the aggregate, are not having and could not be reasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

Section 3.18. Finders or Brokers. Neither the Company nor any of its Subsidiaries has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to any fee or any commission in connection with or upon consummation of the Merger.

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

          Parent and Merger Sub hereby jointly and severally represent and warrant, each with respect to itself and with respect to the other, to the Company that the statements made in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made them and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV).

Section 4.01. Organization, Qualification, Etc. Each of Parent and Merger Sub is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the legal power and authority to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on Parent or Merger Sub. Merger Sub has been formed for the sole purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated hereby. Merger Sub has not incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or entered into any agreements or arrangements with any person other than as contemplated by this Agreement. The copies of Parent's and Merger Sub's organizational documents that have been delivered to the Company are complete and correct and in full force and effect.

Section 4.02.     Corporate Authority Relative to This Agreement; No Violation.

(a) Each of Parent and Merger Sub has the legal power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of Parent and the board of directors of Merger Sub and by the stockholders of Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the consummation of the transactions contemplated hereby. The board of directors of Merger Sub has determined that the transactions contemplated by this Agreement are in the best interests of Merger Sub and its stockholders. The board of directors of Parent has determined that the transactions contemplated by this Agreement are in the best interests of Parent and its shareholder. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes a valid and binding agreement of the other parties hereto, this Agreement constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except that enforcement hereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(b) Neither Parent nor Merger Sub was, immediately prior to the execution of this Agreement, an "interested stockholder" within the meaning of Chapter 10A of the NJCA.

(c) Neither Parent nor Merger Sub is subject to or obligated under any charter, bylaw or contract provision or any license, franchise or permit, or subject to any order or decree, which, by its terms, would be breached or violated or would accelerate any payment or obligation, trigger any right of first refusal or other purchase right as a result of Parent or Merger Sub executing or carrying out the transactions contemplated by this Agreement, except for any breaches or violations that would not, individually or in the aggregate, have a Material Adverse Effect on Parent or Merger Sub. Other than in connection with or in compliance with (i) the provisions of the NJCA, (ii) the Securities Act, (iii) the Exchange Act, (iv) Section 4043 of ERISA, (v) any applicable United States competition, antitrust and investments laws, (vi) the securities or blue sky laws of the various states and (vii) filings and consents as may be required under any environmental, health or safety law or regulation pertaining to any notification, disclosure or required approval necessitated by the transactions contemplated by this Agreement, no authorization, consent or approval of, or filing with, any Governmental Authority is necessary for the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals or filings the failure to obtain or make which would not, individually or in the aggregate, have a Material Adverse Effect on Parent or Merger Sub or substantially impair or delay the consummation of the transactions contemplated hereby.

                                   ARTICLE V

                            COVENANTS OF THE COMPANY

Section 5.01. Investigation and Access to Information. The Company shall afford Parent and its officers, employees, accountants, counsel and other authorized representatives full and complete access during normal business hours upon reasonable notice, throughout the period prior to the earlier of the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Article VIII hereof (the "Termination Date"), to the Company's and its Subsidiaries' properties, contracts, commitments, books and records and any report, schedule or other document filed or received by it pursuant to the requirements of federal or state securities laws and the Company and its Subsidiaries shall use their reasonable best efforts to cause their respective representatives to furnish promptly to Parent such additional financial and operating data and other information as to the Company's and its Subsidiaries' respective businesses and properties as Parent or its duly authorized representatives may from time to time reasonably request. Parent agrees that it will treat any such information in accordance with the terms of the first seven
(7) paragraphs of the Confidentiality Agreement, the terms of such paragraphs being incorporated herein by reference. Notwithstanding any provision of this Agreement to the contrary, no party shall be obligated to make any disclosure in violation of applicable laws or regulations.

Section 5.02.     Additional Reports and Information.

(a) The Company shall furnish to Parent copies of any reports of the type referred to in Section 3.04 that it files with the SEC on or after the date hereof, and the Company represents and warrants (other than with respect to any information provided by Parent or Merger Sub specifically for inclusion in such Report) that as of the respective dates thereof such reports will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) From and after the date hereof and prior to the Effective Time or the Termination Date, the Company shall prepare and deliver to Parent quarterly and monthly financial statements, including balance sheets, statements of operations and statements of cash flow, but excluding footnotes thereto, within 10 days of the applicable filing date.

(c) Any unaudited consolidated interim financial statements delivered by the Company pursuant to this Section 5.02 (including any related notes and schedules) will fairly present the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and changes in financial position or other information included therein for the periods or as of the date then ended (subject, where appropriate, to normal year-end adjustments), in each case in accordance with past practice and GAAP consistently applied during the periods involved (except as otherwise disclosed in the notes thereto).

Section 5.03. Conduct of Business by the Company. From and after the date hereof and prior to the Effective Time or the Termination Date, and except (i) as may be required by law (provided that any party availing itself of such exception must first consult with the other party), (ii) as may be consented to in writing by Parent or, (iii) as may be expressly permitted pursuant to this Agreement, the Company:

(a) shall, and shall cause each of its Subsidiaries to, conduct its operations according to their ordinary and usual course of business in substantially the same manner as heretofore conducted and shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use its reasonable best efforts, to preserve intact its business organization and goodwill, prevent adverse change in the financial condition, liabilities, assets, business or operating results of the Company and prevent the destruction or damage to or loss of any asset of the Company that would have a Material Adverse Effect on the Company;

(b) shall, use reasonable efforts and shall cause each of its Subsidiaries to use reasonable efforts to, keep available the services of its current officers and other key employees, preserve its relationships with those persons having business dealings with the Company and its Subsidiaries, including, without limitation, brokers, agents, suppliers, vender and customers;

(c)  shall,  and shall cause each of its Subsidiaries to, comply in all material
     respects  with  all  laws  and  orders  of  all  Governmental   Authorities
     applicable to them;

(d) shall not declare, set aside or pay any dividends on, or make any distribution with respect to, or redeem or purchase any outstanding shares of its capital stock, except for the dividends payable with respect to Series A Convertible Preferred Stock and Series B Convertible Preferred Stock consistent with past practices;

(e) shall not authorize or issue any shares of Stock or other securities convertible into or in lieu of or in substitution for shares of its Stock (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) other than upon the exercise of Options or warrants which are outstanding on the date hereof, or in satisfaction of stock grants or stock based awards made prior to the date hereof pursuant to the Company Option Plans or pursuant to any individual agreements such as employment agreements or executive termination agreements (in each case, as in effect on the date hereof);

(f) except in the ordinary course of their business, and in a manner consistent with past practices, shall not, and shall not permit any of its Subsidiaries to, authorize or effect any acquisition of assets or securities, any disposition of assets or securities or any release or relinquishment of a Company Material Contract;

(g) shall not, and shall not permit any of its Subsidiaries to, enter into joint venture, partnership or similar arrangement;

(h) shall not propose or adopt any amendments to its corporate charter or bylaws;

(i) except as required by law, shall not, and shall not permit any of its Subsidiaries to (i) enter into, declare or amend in any respect the terms of its Company Plans; (ii) enter into, adopt or amend any compensation, severance, bonus or similar agreements or arrangements with any director or officer; or (iii) except in the ordinary course of business, consistent with past practice, increase in any manner the compensation or fringe benefits of any employee not described in the preceding clause (ii) or pay any such employee any benefit not required by an employee benefit plan or arrangement as in effect as of the date hereof;

(j) except in the ordinary course of their business, and in a manner consistent with past practices, shall not, and shall not permit any of its
     Subsidiaries to (i) make capital expenditures or incur or assume any additional indebtedness in excess of $100,000; (ii) create, or allow to be imposed, any mortgage, pledge, security interest, lien or other encumbrance on their assets; (iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) not listed in Schedule 3.12; or (v) change or modify any of its current financing terms, conditions or facilities with banks and financial institutions except as necessary to consummate the transaction set forth in this Agreement; provided, however, that immediately after the date hereof the Company shall be permitted to redeem all outstanding convertible debentures of the Company in accordance with their terms and conditions.

(k) shall not, and shall not permit any of its Subsidiaries to, make any loans, advances or capital contributions to, or investments in, any Stockholder or affiliate thereof, or any employee of the Company or its Subsidiaries, in any amount;

(l) shall not, and shall not permit any of its Subsidiaries to, (i) make any Tax election or settle or compromise any Tax liability, (ii) change its fiscal year or (iii) revalue any of its assets or (iv) change its methods of accounting (including, without limitation, make any material write-off or reduction in the carrying value of any assets) in effect at December 31, 2005, except as required by changes in GAAP;

(m) shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions.

          Notwithstanding any provision to the contrary contained in this
Section 5.03, neither Parent nor Merger Sub shall have, directly or indirectly, any right to control or direct the Company's operations prior to the Effective Time and prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 5.04.     No Solicitation.

(a) The Company represents and warrants that it has terminated any discussions or negotiations with any party (other than Parent) concerning any Takeover Proposal prior to the date hereof. From and after the date hereof, the Company will not, and shall use its reasonable best efforts not to permit any of its officers, directors, employees, attorneys, financial advisors, agents or other representatives or those of any of its Subsidiaries (collectively, "Company Representatives") to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information) any Takeover Proposal from any persons or engage in or continue discussions or negotiations relating thereto, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal, except that, so long as the Company is in compliance with its obligations under this Section 5.04, the Company may, in response to a Takeover Proposal that the board of directors determines is reasonably likely to constitute a Superior Proposal that was not solicited by the Company or any of its Company Representatives, and that did not result from a breach of this Section, and subject to providing prior written notice of its decision to take such action to Parent, (x) furnish information with respect to the Company to any person making such a Takeover Proposal pursuant to a customary confidentiality agreement with terms substantially similar to those of the agreement to which Parent is a party with the Company, and (y) participate in discussions or negotiations regarding such Takeover Proposal. Without limiting the foregoing, it is agreed that any action that is in violation of the restrictions set forth in the preceding sentence by any executive officer or director of the Company or any Subsidiary of the Company, whether or not such person is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Section 5.04 by the Company. The Company will advise Parent orally (within one business day) and in writing (as promptly as practicable) of the receipt of any inquiry or request for information with respect to, or which could reasonably be expected to lead to, any Takeover Proposal. In addition, the Company will provide Parent, within 24 hours of Company's receipt, with the material terms and conditions of any Takeover Proposal (and any change in the material terms and conditions thereof), and will promptly (but in no case later than two business days thereafter) notify Parent of any determination by the Company's board of directors that a Superior Proposal has been made. As used in this Agreement, (i) "Takeover Proposal" shall mean any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of business that constitutes 15% or more of the net revenues, net income or the assets of the Company and its Subsidiaries taken as a whole, or 15% or more of the voting securities of the Company or any of its Subsidiaries, any tender offer or exchange offer that if consummated would result in any person beneficially owning 15% or more of the voting securities of the Company or any of its Subsidiaries, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement, and (ii) "Superior Proposal" shall mean any Takeover Proposal made by a third party within 45 days after the date hereof on terms that are substantially the same or superior from a financial point of view to the stockholders of the Company to the terms set forth in this Agreement, including, without limitation, with respect to conditions to consummation, financing and the percentage of outstanding equity securities acquired, as determined by the board of directors of the Company in their good faith judgment (based on the advice of an independent financial advisor or such other matters as the Company's board of directors deems relevant).

(b) The board of directors of the Company shall not (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub, the approval or recommendation by such board of directors of this Agreement or the Merger or (ii) approve or recommend, or propose to approve or recommend, any Takeover Proposal, unless, in each case, the Company receives an unsolicited Takeover Proposal that is a Superior Proposal. The board of directors of the Company may not enter into an agreement with respect to a Takeover Proposal except in connection with a termination of this Agreement as set forth in Article VIII. Nothing contained in this
     Section 5.04 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders that, in the good faith reasonable judgment of the board of directors of the Company after consultation with outside counsel, is required under applicable law, provided that, except as otherwise permitted in this
     Section 5.04, the Company does not withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend, a Takeover Proposal. Notwithstanding anything contained in this Agreement to the contrary, any action by the board of directors of the Company permitted by, and taken in accordance with, this Section 5.04 shall not constitute a breach of this Agreement by the Company.

Section 5.05. Change of Control Provisions. To the extent that any employment agreement, severance agreement or similar agreement, or any Company Option Plan, Option, warrant or similar right to acquire shares of the Company's Common Stock from the Company, (collectively the "Benefit Contracts") contains provisions which allow or provide for the triggering or acceleration of any right, vesting, payment, benefit or distribution, or the elimination or reduction of any waiting period with regard to any of the foregoing (collectively the "Change of Control Rights") upon the execution of this Agreement or the announcement of and/or the performance of the transactions contemplated by this Agreement (including the Merger), and if such Benefit Contracts also contain a provision providing that the board of directors of the Company may except the foregoing events from triggering such Change of Control Rights as a result of the execution of this Agreement, or the announcement and/or performance of the transactions contemplated by this Agreement (including the Merger), then the board of directors of the Company shall not take any such action as is necessary to prevent the triggering of such Change of Control Rights as a result of the execution of this Agreement or the announcement and/or the performance of the transactions contemplated by this Agreement or the completion of the Merger.

Section 5.06. Company Stock Outstanding. Between the date of this Agreement and the Closing Date, the Company shall take all actions required to convert or redeem, as the case may be, all outstanding warrants, options, convertible debentures, stock rights, cumulations on preferred stock and any and all other stock rights to shares of stock or shall, to the extent authorized, terminate any of the foregoing so that on the Closing Date the maximum amount of Merger Consideration, including the Option Amount, payable shall be $22,900,000.

Section 5.07. Company Recommendation of Approval. Subject to its fiduciary duties, the Board of Directors of the Company shall recommend approval of the Merger to the Company stockholders and will, as soon as practicable following the execution of this Agreement, schedule a meeting of the Company's stockholders (which may be its annual meeting) at which the Company's stockholders will be asked to approve the Merger and, in connection therewith, shall cause the Company to prepare and deliver a notice of stockholders meeting and proxy statement in accordance with applicable law and the requirements of federal securities laws as soon as practicable.


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

Section 6.01. Antitakeover Statute. If any "fair price," "moratorium," "control share acquisition" or other form of antitakeover statute or regulation shall become applicable to the transactions contemplated hereby, each of the Company and Parent and the members of their respective boards of directors shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby.

Section 6.02. Public Announcements. Upon execution of this Agreement, the parties hereto agree that a press release and Form 8-K filing shall be made. The Company and Parent will consult with and provide each other the opportunity to review and comment upon any press release or other public statement or filing prior to the issuance of such press release or other public statement or filing relating to this Agreement or the transactions contemplated herein and shall not issue any such press release or other public statement or filing without the prior approval of the other party, which consent shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such other public statement as required by law or the NASD if it has (a) used its reasonable best efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner and (b) faxed a copy of such release or public statement to such other party at a reasonable time prior to issuing such release or making such statement.

Section 6.03.     Notices of Certain Events.

(a)      Each party shall promptly notify any other party of:

(i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; and

(ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement.

(b) Each party shall promptly notify the other parties of any proceedings commenced or threatened against such party or any of its Subsidiaries that relate to the consummation of the transactions contemplated by this Agreement.

Section 6.04. Delisting. If, at the time of Closing, any class of Company Stock of the Company is trading on The Nasdaq Stock Market Inc.'s National Market System or the Small-Cap Market, each of the parties hereto agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist such class of Company Stock from The Nasdaq Stock Market Inc.'s National Market System or the Small-Cap Market, provided that such delisting shall not be effective until after the Effective Time of the Merger.

Section 6.05.     Stockholder Approval; Proxy Solicitation; Other Filings.

(a) Stockholder Approval; Proxy Solicitation. Unless the Company has received a Takeover Proposal that was unsolicited and did not otherwise result from a breach of Section 5.04 and the Company's board of directors determines that such Takeover Proposal is reasonably likely to lead to a Superior Proposal, the Company, acting through its board of directors, shall, in accordance with applicable law as promptly as practicable, call for a meeting of its stockholders at the earliest practicable time (which may be its annual meeting) at which the Company will submit the Merger and the other transactions contemplated hereby to the stockholders for approval as required under the NJCA and its certificate of incorporation and bylaws (the "Company Meeting"). In connection therewith, the Company shall take, at its own expense, all steps necessary to the solicitation of proxies from the stockholders including the preparation, filing and mailing of a letter to stockholders, notice of meeting, proxy statement and form of proxy to be distributed to stockholders in connection with such meeting and any schedules required to be filed with the SEC in connection therewith (the "Proxy Statement"). The Company together with Parent and Merger Sub will proceed diligently with the preparation and filing of the Proxy Statement with the SEC. Parent and Merger Sub shall furnish all information about themselves, their business and operations and their owners and all financial information to the Company as may be reasonably necessary in connection with the preparation of the Proxy Statement. The Company will provide Parent with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement to the Proxy Statement prior to filing such with the SEC and will provide Parent with a reasonable number of copies of all such filings made with the SEC. The Company shall, as promptly as practicable after receipt thereof, provide copies of any written comments received from the SEC with respect to the Proxy Statement to Parent and advise Parent of any oral comments with respect to the Proxy Statement received from the SEC. Each of Parent and the Company shall use all reasonable efforts to resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof. If the Company learns of any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company will prepare and mail to its stockholders such an amendment or supplement to the extent required by applicable federal securities laws. If any Parent or Merger Sub learns of any event that should be set forth in an amendment or supplement to the Proxy Statement, such party will promptly inform the Company of such event.

(b) NASD 1017 Application; Other Filings. The Company, Parent and Merger Sub shall properly prepare and file any other filings required under the Exchange Act or any other federal or state law relating to the Merger and the transactions contemplated by this Agreement (including an application for approval by the NASD pursuant to Rule 1017 of the rules and regulations of the NASD (the "NASD 1017 Application")), and filings, if any, required on Schedule 13E-3 promulgated under Rule 13e-3 of the Exchange Act) (collectively, the "Other Filings"). Each of the Company, Parent and Merger Sub shall promptly notify the other of the receipt of any comments on, or any request for amendments or supplements to, the NASD 1017 Application by the NASD or any of the Other Filings by the SEC or any other Governmental Authority or official, and each of the Company, Parent and Merger Sub shall supply the other with copies of all correspondence between it and each of its subsidiaries and representatives, on the one hand, and the SEC, the NASD or the members of their respective staffs or any other appropriate governmental official, on the other hand, with respect to any of the Other Filings or the NASD 1017 Application, as the case may be. The Company, Parent and Merger Sub each shall use all reasonable efforts to obtain and furnish the information required to be included in the NASD 1017 Application or any of the Other Filings.

(c) Information Provided. None of the information supplied by the Company specifically for inclusion or incorporation by reference in the Proxy Statement, the NASD 1017 Application or the Other Filings, or any amendment thereof or supplement thereto, will, at the respective times filed with the SEC, the NASD or other Governmental Authority, and with respect to the Proxy Statement, at the date mailed to the Company's stockholders and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and Schedule 13E-3, and the NASD 1017 Application, as the case may be, insofar as they relate to the Company or other information supplied by the Company for inclusion therein, will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, or the rules and regulations of the NASD, as the case may be. The Company makes no representation, warranty or covenant with respect to information concerning Merger Sub or Parent or their affiliates included in the Proxy Statement or Schedule 13E-3 or the NASD 1017 Application, or information supplied by Merger Sub or Parent for inclusion in the Proxy Statement or the Schedule 13E-3 or the NASD 1017 Application. None of the information supplied by Merger Sub or Parent specifically for inclusion or incorporation by reference in the Proxy Statement, the NASD 1017 Application or the Other Filings, or any amendment thereof or supplement thereto, will, at the respective times filed with the SEC, the NASD or other Governmental Authority, and with respect to the Proxy Statement, at the date mailed to the Company's stockholders and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and Schedule 13E-3, insofar as they relate to Merger Sub or Parent or other information supplied by Merger Sub or Parent for inclusion therein, will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The NASD 1017 Application insofar as it relates to Merger Sub or Parent or other information supplied by Merger Sub or Parent for inclusion therein, will comply as to form in all material respects with the rules and regulations of the NASD. Merger Sub and Parent make no representation, warranty or covenant with respect to information concerning the Company or its Subsidiaries included in the Proxy Statement, Schedule 13E-3 or the NASD 1017 Application, or information supplied by the Company or its Subsidiaries for inclusion in the Proxy Statement or the Schedule 13E-3 or the NASD 1017 Application.

Section 6.06. Efforts To Consummate; Further Assurances. Subject to the terms and conditions of this Agreement, the parties hereto shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable to consummate the transactions contemplated herein. The parties hereto agree to execute and deliver promptly such other documents, certificates, agreements, instruments and other writings (including any amendments or supplements thereto) and to take, or cause to be taken, such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated hereby, including, but not limited to, promptly making their respective filings and thereafter make any other required submissions under the HSR Act and taking all such further action as reasonably may be necessary to resolve such objections, if any, as the Federal Trade Commission, the Antitrust Division of the Department of Justice, state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction or any other person may assert under relevant antitrust or competition laws with respect to the transactions contemplated hereby.

Section 6.07. Updating of Schedules. The parties hereto agree that any Disclosure Schedules delivered by the Company to Parent will be updated by the Company as of the Closing Date, with any and all changes specifically marked, so that the condition to the obligations of each of Parent and Merger Sub to effect the Merger set forth in Section 7.01(a) shall have been fulfilled as of the Closing Date.

                                  ARTICLE VII

                            CONDITIONS TO THE MERGER

Section 7.01. Conditions to the Obligation of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, the compliance with which, or the occurrence of which, may be waived prior to the Closing Date in writing by Parent and Merger Sub respectively in their sole discretion.

(a) Continued Accuracy of Representations and Warranties. All representations and warranties of the Company contained in this Agreement that are qualified by materiality or a Material Adverse Effect or words of similar effect shall be correct and complete in all respects as of the Closing Date as if made on the Closing Date, and those representations and warranties of the Company contained in this Agreement that are not so qualified shall be correct and complete in all material respects as of the Closing Date as if made on the Closing Date.

(b) Performance of Agreements. The Company shall have performed, complied with and satisfied all covenants of the Company contained in this Agreement required by this Agreement to be performed or satisfied by it at or prior to the Closing Date in all material respects.

(c) The Company's Closing Certificate. At the Closing, the Company shall furnish a certificate, signed by an officer of the Company, with necessary board of directors resolutions attached thereto, dated the Closing Date, to the effect that the conditions specified in Section 7.01 have been satisfied.

(d) Secretary's Certificate. The Company shall have furnished a certificate of its secretary certifying as to:

(i) the consent of the stockholders of the Company and the resolutions of the Company's board of directors authorizing the execution, delivery and performance of this Agreement by the Company and the execution, delivery and performance of all documents to be executed, delivered and performed by the Company at Closing; and

(ii) the incumbency of its officers executing this Agreement and the documents delivered at Closing.

(e) No Injunctions, Orders or Restraints; Illegality. No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission (an "Injunction") nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (i) make the consummation of the Merger illegal, or (ii) otherwise prevent or prohibit the consummation of the transactions contemplated in this Agreement, including the Merger; provided, however, that prior to invoking this condition, Parent and Merger Sub shall use their reasonable best efforts to have any such Injunction vacated.

(f) Consents and Authorizations. Other than the filing required under Section 1.03, the Company shall have delivered to Parent written confirmation of all notices, filings, consents, approvals, including the Company Stockholder Approval, regulatory approvals, permits, authorizations or orders of and all registrations, declarations or filings with third parties, including creditors, contract parties or public or Governmental Authorities and the NASD (collectively the "Consents"), necessary for the authorization, execution and delivery of or performance under this
     Agreement by the Company or its Subsidiaries or the consummation by the Company or its Subsidiaries of the transactions contemplated by this Agreement except for such Consents, the absence of which would not have a Material Adverse Effect on the Company. If the transaction would require HSR Act clearance, the HSR Act pre-merger notification waiting period shall have expired or have been terminated early and no challenge, proceeding, claim or delay with respect to the transaction shall have been imposed by the Federal Trade Commission, the Department of Justice or any other governmental agency.

(g) Opinion of Counsel. The Company shall have delivered to Parent an opinion of counsel to the Company substantially of the form and content set forth in Exhibit B, addressed to Parent and dated as of the Closing Date.

(h) Appraisal Rights. No more than 4% of the Company's stock shall have perfected appraisal rights under the NJCA.

(i) Change of Control. The Company shall have complied with all requisite corporate procedures, including approval of the Merger and any other matters relating to change of control by the Board of Directors and stockholders of the Company.

(j) No Adverse Change. No material adverse change has occurred in the financial condition, business affairs, operations or assets of the Company or any of its subsidiaries (not disclosed in this Agreement or schedules thereto or financial statements included in the schedules thereto) and no previously undisclosed material liabilities or commitments of the Company or any of its subsidiaries have been discovered.

(k)  No  Regulatory   Change.   No  material  adverse  change  has  occurred  in
     governmental regulation for the services provided in connection with the business of the Company or any of its subsidiaries.

(l) No Severance Payments. No severance, "golden parachute" or other similar payments have been made or are due to the Company's or any of its subsidiaries' personnel required as a result of the Merger, except as disclosed on the disclosure schedules to this Agreement.

(m) Company Stock. The Company has no more than 22,900,000 shares of Stock outstanding on an as converted basis. The Stock includes, 16,044,793 shares of Common Stock, Options convertible into 2,323,402 shares of Common Stock, 305,369 shares of Series A Convertible Preferred Stock which are convertible into 610,738 shares of Common Stock, Warrants to acquire 464,724 shares of Common Stock, 197,824 shares of Series B Convertible Preferred Stock which are convertible into 1,978,240 shares of Common Stock, and $1,220,000 of debentures which are convertible into 2,440,000 shares of Common Stock. In the event that any existing Preferred Stock, Options or Warrants or other securities convertible into Common Stock are issued or exercised after the date of this Agreement, but prior to the Closing Date, the aggregate Merger Consideration shall not increase and the Merger Consideration per share will be decreased proportionately.

(n) Company Capital. The Company has a minimum of $2,000,000 in equity as reflected in its most recent consolidated balance sheet less, if applicable, any amounts required to redeem the Company's convertible debentures outstanding as contemplated by Section 5.03(j) hereof, and the Company has certified the same. In addition, the regulatory capital of First Montauk Securities, the Company's broker-dealer subsidiary shall not be less than $1,500,000.

(o) Fairness Opinion. The Board of Directors of the Company has received an opinion of the Company's financial advisor to the effect that the terms of the Merger are fair to the stockholders of the Company from a financial point of view.

(p) Voting Agreements. Existing shareholders holding a minimum of 5,300,000 shares of the voting stock of the Company have entered into a voting agreement in the form of Exhibit C and dated as of the date of this Agreement, in which such existing shareholders agree to vote in favor of the Merger and "standstill" for a minimum of 60 days after the date of this Agreement.

(q) Resignations. Parent shall have received the resignations, effective as of the Closing, of each of the directors of the Company and its Subsidiaries and each officer of the Company and its Subsidiaries, other than those individuals identified in Exhibit D.

(r) Employment Agreements. Employment Agreements have been entered into by the key executives of the Company identified in Exhibit D in form and substance satisfactory to Parent.

(s) Professional Fees of Company. Any and all fees, of whatsoever nature, including but not limited to those for attorneys, accountants, investment bankers, any fees to consultants relating to the Transaction, including such fees for a fairness opinion, and any brokerage fees of the Company relating to the Transaction, including any such fees relating to any special committee (excluding director fees) or special counsel to the Board of Directors, shall not exceed the aggregate amount of $500,000. In the event such fees exceed such amount, the total amount of Merger Consideration paid under this Agreement shall be reduced by the amount by which such professional fees exceed $500,000.

(t) Certificate of Merger. The Company shall deliver to Purchaser a fully executed Certificate of Merger and written evidence that the Merger has been approved by at least the portion of the Company's stockholders as required by corporate law.

(u) Other Documents. The Company shall have delivered to Parent all other documents reasonably requested by Parent and contemplated by this Agreement or required to be delivered by the Company to Parent pursuant to this Agreement and not previously delivered.

(v) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

Section 7.02. Conditions to the Obligation of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, the compliance with which, or the occurrence of which, may be waived prior to the Closing Date in writing by the Company in its sole discretion.

(a) Continued Accuracy of Representations and Warranties. All representations and warranties of Parent and/or Merger Sub contained in this Agreement that are qualified by materiality or a Material Adverse Effect or words of similar effect shall be correct and complete in all respects as of the Closing Date as if made on the Closing Date, and those representations and warranties of Parent and Merger Sub contained in this Agreement that are not so qualified shall be correct and complete in all respects as of the Closing Date as if made on the Closing Date.

(b) Performance of Agreements. Parent and Merger Sub shall have performed, complied with and satisfied all covenants and agreements required by this Agreement to be performed or satisfied by them at or prior to the Closing Date.

(c) Capital Contribution. The Parent shall have capitalized the Merger Sub with the sum of at least $3,000,000 in cash and the same shall be reflected in the books and records of the Merger Sub as shareholder's equity.

(d) Parent and Merger Sub's Closing Certificate. At the closing, Parent shall furnish a certificate, signed by an officer of Parent and Merger Sub, dated the Closing Date, to the effect that the conditions specified in this Section 7.02 have been satisfied.

(e) Secretary's Certificate. Each of Parent and the Merger Sub shall have furnished a certificate of its secretary certifying as to:

(i) the resolutions of the Company's board of directors authorizing the execution, delivery and performance of this Agreement by Parent and Merger Sub; and

(ii) the incumbency of its officers executing this Agreement and the documents delivered at Closing.

(f) No Injunctions, Orders or Restraints; Illegality. No Injunction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect which would (i) make the consummation of the Merger illegal, or (ii) otherwise prevent or prohibit the consummation of the transactions contemplated in this Agreement, including the Merger; provided however, that prior to invoking this condition, the Company shall use its reasonable best efforts to have any such Injunction vacated.

(g) Opinion of Counsel. Parent shall have delivered to the Company an opinion of counsel to Parent substantially of the form and content set forth in Exhibit E, addressed to the Company and dated as of the Closing Date.

(h) Purchase Price. The Parent shall have caused the Merger Sub to have funds available to pay the Merger Consideration on or prior to the Closing Date.

                  (i) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

                                  ARTICLE VIII

                                   TERMINATION

Section 8.01. Termination or Abandonment. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the stockholders of the
Company:

(a)  by the mutual written consent of the Company and Parent;

(b) by either the Company or Parent if (i) the Effective Time shall not have occurred on or before October 31, 2006 and (ii) the party seeking to terminate this Agreement pursuant to this Section 8.01 shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to consummate the Merger on or before such date;

(c) by either the Company or Parent if (i) a statute, rule, regulation or executive order shall have been enacted, entered or promulgated prohibiting the consummation of the Merger substantially on the terms contemplated hereby or (ii) an order, decree, ruling or injunction shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger substantially on the terms contemplated hereby and such order, decree, ruling or injunction shall have become final and nonappealable and the party seeking to terminate this Agreement pursuant to this Section 8.01 shall have used its reasonable best efforts to remove such injunction, order or decree;

(d) by the Company or Parent if (i) the Company Stockholder Approval contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment thereof, or (ii) the NASD shall not have approved the NASD 1017 Application;

(e) by the Company if the board of directors of the Company reasonably determines that a Takeover Proposal constitutes a Superior Proposal, except that the Company may not terminate this Agreement pursuant to this Section
     8.01 unless and until (i) three business days have elapsed following delivery to Parent of a written notice of such determination by the board of directors of the Company and during such three-business-day period the Company (A) informs Parent of the terms and conditions of the Takeover Proposal and the identity of the person making the Takeover Proposal and
     (B) the Company otherwise cooperates with Parent with respect thereto (except that the board of directors of the Company shall not be required to take any action that it believes, after consultation with outside legal counsel, would present a reasonable possibility of violating its obligations to the Company or the Company's stockholders under applicable law) with the intent of enabling Parent to agree to a modification of the terms and conditions of this Agreement so that the transactions contemplated hereby may be effected, (ii) at the end of such three-business-day period the board of directors of the Company continues reasonably to believe that the Takeover Proposal constitutes a Superior Proposal, (iii) simultaneously with such termination, the Company enters into a definitive acquisition, merger or similar agreement to effect the Superior Proposal and (iv) the Company pays to Parent the amount specified in Section 8.02 within the time period specified in Section 8.02;

(f) by Parent if the board of directors of the Company shall have (i) withdrawn or modified in a manner adverse to Parent its approval or recommendation of this Agreement and the transactions contemplated hereby or (ii) approved or recommended, or proposed publicly to approve or recommend, any Takeover Proposal;

(g) by Parent if a tender offer or exchange offer for 50% or more of the outstanding shares of capital stock of the Company is commenced by a party other than Parent or an affiliate of Parent prior to the Company Meeting, and the board of directors of the Company fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders) within the time period specified by Rule 14e-2 under the Exchange Act;

(h) by either the Company or Parent if there shall have been a material breach by the other of any of its representations or warranties (as such representations or warranties made by the Company may be modified by the Disclosure Schedules, as updated pursuant to Section 6.07), or covenants or agreements contained in this Agreement, which if not cured would cause the respective conditions set forth in Article VII, as the case may be, not to be satisfied, and such breach is incapable of being cured or shall not have been cured within 15 days after notice thereof shall have been received by the party alleged to be in breach.

         In the event of termination of this Agreement pursuant to this Section 8.01, this Agreement shall terminate (except for the confidentiality provisions contained in Section 5.01 and the provisions of Sections 8.02, 8.03 and 10.10), and there shall be no other liability on the part of the Company or Parent to the other except liability arising out of an intentional breach of this Agreement or as provided for in the Confidentiality Agreement.

Section 8.02. Parent Termination Fee and Expenses. Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated by the Company pursuant to Section 8.01(e), then the Company shall pay to Parent a fee equal to (A) 25% of (x) the per share consideration payable to the stockholders of the Company pursuant to such Superior Proposal minus (y) the Merger Consideration, multiplied by (B) the total number of shares of Company Stock issued and outstanding as of the date of the termination; provided, however, that in no event shall such amount be less than $1,000,000, nor greater than $2,000,000 (the "Parent Topping Fee"). If this Agreement is terminated by Parent pursuant to Section 8.01(f) or (g), then the Company shall pay to Parent a fee equal $2,000,000 (the "Parent Breakup Fee"). Additionally, in the event this Agreement is terminated by the Company pursuant to 8.01(e), then Company shall reimburse Parent for its fees and out of pocket expenses incurred in connection with the transactions set forth in this Agreement up to the total sum of $500,000 (such amount includes any amounts paid or payable by the Company under the Confidentiality Agreement). Such fees shall be payable in immediately available funds on the second business day following the termination of this Agreement. The parties hereto agree that Parent Topping Fee shall also be paid to Parent in the event that (A) this Agreement is terminated by Parent pursuant to Section 8.01(f) or (g), and (B) within 12 months immediately following the date of such termination the Company enters into a definitive agreement with respect to a Takeover Proposal; provided, however, that in such circumstance such Parent Topping Fee shall be reduced by any amount paid by Company as a Parent Breakup Fee. Such Parent Topping Fee shall be paid in immediately available funds on the second business day following the execution of a definitive agreement with respect to such a Takeover Proposal.

Section 8.03. Company Termination Fee and Expenses. Notwithstanding any provision in this Agreement to the contrary, (i) if this Agreement is terminated by the Company pursuant to Section 8.01(h) or (ii) in the event that this Agreement is terminated by Company pursuant to Section 8.01(b) (except for failure to satisfy the conditions contained in Section 7.02(f), then Parent shall pay to Company a fee of $2,000,000 (the "Company Breakup Fee"). Such fees shall be payable in immediately available funds on the second business day following the termination of this Agreement.

                                   ARTICLE IX

                          SURVIVAL AND INDEMNIFICATION

Section 9.01. No Survival of Representations, Warranties, Covenants and Agreements. Except for the provisions of Section 5.01 relating to the treatment of information in accordance with the Confidentiality Agreement, Section 8.02,
Section 8.03 and Section 10.10 and this Article IX, none of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement and no covenant or agreement that is to be performed entirely at or prior to the Effective Time shall survive the Merger.

Section 9.02.     Indemnification and Insurance.

(a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of the Company determined as of the Effective Time (the "Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time (including, without limitation, in connection with the transactions contemplated by this Agreement), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under the NJCA (and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification).

(b) Any Indemnified Party wishing to claim indemnification under paragraph (a) of this Section 9.02, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify the Surviving Corporation thereof, but the failure to so notify shall not relieve the Surviving Corporation of any liability it may have to such Indemnified
     Party if such failure does not materially prejudice the Surviving Corporation. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), the Surviving Corporation shall have the right to assume the defense thereof and the Surviving Corporation shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received.

(c) If Parent or any of its successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provisions shall be made so that the successors and assigns of Parent shall assume all of the obligations set forth in this Section.

(d) The provisions of this Section are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

                                   ARTICLE X

                                  MISCELLANEOUS

Section 10.01. Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.

Section 10.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the principles of conflicts of laws thereof.

Section 10.03. Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New Jersey or any New Jersey state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

Section 10.04. Notices. All notices and other communications hereunder shall be in writing (including telecopy or similar writing) and shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 10.04 and the appropriate telecopy confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section 10.04:

         To Parent or Merger Sub:  Lara D. Coleman
                                   FMFG Ownership, Inc.
                                   10800 Midlothian Turnpike
                                   Suite 309
                                   Richmond, VA  23235
                                   Telephone:  (804) 594-3550
                                   Facsimile:  (804) 594-3556


         copy to:                  Kutak Rock LLP
                                   1650 Farnam Street
                                   Omaha, NE  68102
                                   Attention:  Joseph O. Kavan, Esq.
                                   Telephone:  (402) 346-6000
                                   Facsimile:  (402) 346-1148

         To the Company:           First Montauk Financial Corp.
                                   Parkway 109 Office Center
                                   328 Newman Springs Road
                                   Red Bank, NJ 07701
                                   Attention:  Victor K. Kurylak
                                   Telephone:  (732) 842-4700
                                   Facsimile:  (732) 842-9047

         copy to:                  Goldstein & DiGioia, LLP
                                   45 Broadway, 11th Floor
                                   New York, NY  10006
                                   Attention:  Victor J. DiGioia, Esq.
                                   Telephone:  (212) 599-3322
                                   Facsimile:  (212) 557-0295

Section 10.05. Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.06. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

Section 10.07. Enforcement of Agreement. The parties hereto agree that money damages or other remedies at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that in addition to all other remedies available to them, each of them shall be entitled to the fullest extent permitted by law to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance, without bond or other security being required.

Section 10.08. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof and, except for the provisions of Section 9.02 hereof, is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 10.09. Headings. Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

Section 10.10. Fees and Expenses. The parties hereto agree that each of the Company and Parent shall bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

Section 10.11. Amendment or Supplement. At any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company and prior to the Effective Time, this Agreement may be amended or supplemented by a writing signed by each of the parties hereto with respect to any of the terms contained in this Agreement, except that following approval by the stockholders of the Company there shall be no amendment or change to the provisions hereof which by law or in accordance with the rules of any relevant stock exchange requires further approval by such stockholders without such further approval or any amendment or change not permitted under applicable law.

Section 10.12. Extension of Time, Waiver, Etc. At any time prior to the Effective Time, the parties hereto may:

(a) extend the time for the performance of any of the obligations or acts of the other parties;

(b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto; or

(c) waive compliance with any of the agreements or conditions of the other parties contained herein.

         Notwithstanding the foregoing, no failure or delay by a party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE XI

                                   DEFINITIONS

Section 11.01. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" shall mean this Agreement and Plan of Merger, as the same may be amended, restated, supplemented or modified from time to time in accordance with the terms hereof.

         "Benefit Contracts" shall have the meaning set forth in Section 5.05.

         "Certificate of Merger" shall mean the certificate of merger referred to in Section 1.03.

         "Certificates" shall mean the certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Stock.

         "Change of Control Rights" shall have the meaning set forth in Section 5.05.

         "Closing" shall mean the closing of the Merger.

         "Closing Date" shall mean the date referred to in Section 1.02.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

         "Common Stock" shall mean the Company's Common Stock, no par value per share.

         "Company" shall mean First Montauk Financial Corp, a New Jersey corporation.

         "Company Breakup Fee" shall have the meaning set forth in Section 8.03.

         "Company Material Contracts" shall mean any contract or other arrangement, whether written or oral, to which the Company or any of the Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Material Adverse Effect on the Company.

         "Company Meeting" shall have the meaning set forth in Section 6.05(a).

         "Company Plans" shall have the meaning set forth in Section 3.09.

         "Company Representatives" shall have the meaning set forth in Section 5.04(a).

          "Company Stock" shall mean the Common Stock, the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock.

         "Confidentiality Agreement" shall mean that certain letter agreement, dated February 21, 2006, between an affiliate of the Parent and Merger Sub and the Company.

         "Consents" shall have the meaning set forth in Section 7.01(f).

         "Costs" shall have the meaning set forth in Section 9.02(a).

         "Disclosure Schedule" shall mean the disclosures of the Company set forth in Annex I, as may be updated pursuant to Section 6.08.

         "Dissenting Share" shall have the meaning set forth in Section 2.01(d).

         "Effective Time" shall mean the time of filing the Certificate of Merger.

         "Environmental Claims" shall have the meaning set forth in Section
3.08.

         "Environmental Laws" shall have the meaning set forth in Section 3.08.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "Escrow Agent" shall have the meaning set forth in Section 2.03(a).

         "Escrow Agreement" shall have the meaning set forth in Section 2.03(a).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Excluded Shares" shall have the meaning set forth in Section 2.01(a).

         "GAAP" shall have the meaning as set forth in Section 11.02.

         "Governmental Authorities" shall mean any department, division, branch, office or official of a duly elected or appointed governmental office of any country, state, province, county, parish or municipality.

         "Governmental License" shall mean any license, permit and other governmental authorization.

         "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended.

         "Income Tax" shall mean any federal, state, local or foreign income tax, including any interest, penalty or addition thereto, whether disputed or not.

         "Income Tax Return" shall mean any return, declaration, report, claim for refund or information return or statement relating to Income Taxes, including any schedule or attachment thereto and including any amendment thereof.

         "Indemnified Parties" shall have the meaning set forth in Section 9.02(a).

         "Injunction" shall have the meaning set forth in Section 7.01(e).

         "Intellectual Property" shall mean patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, copyrights and copyright rights and other proprietary intellectual property rights and all pending applications for and registrations of any of the foregoing.

         "Knowledge" shall mean with respect to any party, the actual knowledge of any executive officer, director, general partner or managing member of such party or any executive officer, director, general partner or managing member of an affiliate of such party.

         "Lease" shall mean any ownership interest in real or personal property other than fee ownership.

          "Material" shall mean an adverse effect of at least $500,000 individually or in the aggregate.

         "Material Adverse Effect" shall mean, with respect to a party, such state of facts, event, change or effect that has had, or would reasonably be expected to have, a material adverse effect of at least $500,000, individually or in the aggregate, on (i) the business, results of operations or financial condition of such party, or (ii) the validity or enforceability of this Agreement or the ability of such party to perform its obligations hereunder in a timely fashion.

         "Merger" shall mean the business combination contemplated in this Agreement between Merger Sub and the Company.

         "Merger Consideration" shall mean the amount referred to in Section 2.01(b).

         "Merger Consideration Deposit" shall mean the amount referred to in
Section 2.03(a).

         "Merger Sub" shall mean FMFG AcquisitionCo, Inc., a New Jersey corporation.

         "Multiemployer Plan" shall have the meaning as set forth in Section 3.09(b)(v).

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NASD 1017 Application" shall have the meaning set forth in Section 6.05(b).

         "NJCA" shall mean the New Jersey Corporations Act.

         "Option" shall mean any option or similar right entitling the holder thereof to acquire shares of Company Stock.

         "Option Amount" shall mean an amount equal to the applicable Merger Consideration less the exercise price of an option.

          "Option Plans" shall have the meaning set forth in Section 2.02.

          "Other Filings" shall have the meaning set forth in Section 6.05(b).

         "Parent" shall mean FMFG Ownership, Inc., a Delaware corporation.

         "Parent Breakup Fee" shall have the meaning set forth in Section 8.02.

         "Parent Topping Fee" shall have the meaning set forth in Section 8.02.

         "Paying Agent" shall have the meaning set forth in Section 2.03(b)(i).

         "Payment Fund" shall have the meaning set forth in Section 2.03(b).

          "PBGC" shall mean the Pension Benefit Guaranty Corporation.

         "Permits" shall have the meaning set forth in Section 3.13(b).

         "Person" shall mean an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated association, or other entity, or a government or any political subdivision or agency thereof.

         "Preferred Stock" shall mean the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock.

         "Proxy Statement" shall have the meaning set forth in Section 6.05(a).

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SEC Reports" shall have the meaning set forth in Section 3.04(c).

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Series A Convertible Preferred Stock" shall mean the Series A Convertible Preferred Stock, $.10 par value per share.

         "Series B Convertible Preferred Stock" shall mean the Series B Convertible Preferred Stock, $.10 par value per share.

         "Stock" means all shares of capital stock of a company, whether voting or nonvoting, and including, without limitation, common stock and preferred stock.

         "Stockholder Approval" shall mean the approval of the Company's stockholders holding at least a majority of the Common Stock and the Series B Preferred Stock voting together and a majority of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, each voting separately as a single class.

         "Subsidiary" means, as to any person, any corporation, partnership or joint venture, whether now existing or hereafter organized or acquired: (a) in the case of a corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (other than stock having such voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person and/or one or more of its Subsidiaries or (b) in the case of a partnership or joint venture, in which such Person or a Subsidiary of such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries.

         "Superior Proposal" shall have the meaning set forth in Section
5.04(a).

         "Surviving Corporation" shall mean First Montauk Finance Corp., a New Jersey corporation, as the surviving corporation of the Merger.

         "Takeover Proposal" shall have the meaning set forth in Section
5.04(a).

         "Tax" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum or estimated tax, or any other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

         "Tax Return" shall mean any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

         "Termination Date" shall have the meaning set forth in Section 5.01.

         "Treasury Regulations" shall mean the administrative rules and regulations promulgated under the Internal Revenue Code of 1986, as amended.

         "2005 Financial Statements" shall mean the audited consolidated financial statements of the Company and its Subsidiaries as of, and for the year ended December 31, 2005.

         "Vested Option" shall have the meaning set forth in Section 2.02(b).

         "Warrant" shall have the meaning set forth in Section 2.02.



Section 11.02. Generally Accepted Accounting Principles. All references in this Agreement to generally accepted accounting principles ("GAAP") in the United States consistently applied shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination. If after the date hereof the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, the Company and the Purchasers agree to enter into good faith negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the Company's consolidated financial condition shall be the same after such changes as if such changes had not been made.

Section 11.03. Construction. All capitalized words or terms herein have the meaning ascribed to them as immediately thereafter. The captions or headings in this Agreement are for convenience of reference only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Agreement. All references in this Agreement to particular Articles or Sections are references to the Articles or Sections of this Agreement, unless some other references are clearly indicated. All accounting terms not specifically defined in this Agreement shall be construed in accordance with the generally accepted accounting principles as in effect on the date hereof. In this Agreement, unless the context otherwise requires, (a) words describing the singular number shall include the plural and vice versa, (b) words denoting any gender shall include all genders and (c) the word "including" shall mean "including, without limitation." This Agreement and the other instruments and documents to be delivered pursuant hereto shall not be construed more favorably against one party than the other based on who drafted the same, it being acknowledged that all parties hereto contributed meaningfully to the drafting of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                 FIRST MONTAUK FINANCIAL CORP., as
                                 the Company



                                 By  /s/ Victor K. Kurylak
                                     ------------------------------------------
                                 Name:  Victor K. Kurylak
                                 Title: President and Chief Executive Officer


                                 FMFG OWNERSHIP, INC., as Parent


                                 By /s/ Edward H. Okun
                                 ----------------------------------------------
                                 Name:  Edward H. Okun
                                 Title: President and Chief Executive Officer


                                 FMFG ACQUISITIONCO, INC., as the  Merger Sub


                                 By /s/ Edward H. Okun
                                 ----------------------------------------------
                                 Name:  Edward H. Okun
                                 Title: President and Chief Executive Officer

                                     ANNEX B


                                VOTING AGREEMENT



         This VOTING AGREEMENT (this "Agreement") dated as of May 5, 2006, among FMFG ACQUISITIONCO, INC., a corporation organized under the laws of the State of New Jersey ("Merger Sub"), and each person listed on the signature page hereof as a shareholder (each, a "Shareholder" and, collectively, the "Shareholders") of First Montauk Financial Corp. (the "Company").

                                    RECITALS

         Each Shareholder "beneficially owns" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of Common Stock, no par value per share, of the Company (the "Common Stock") and of Series B Convertible Preferred Stock, $.10 par value per share, of the Company (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Stock") set forth opposite such Shareholder's name on Schedule A hereto (such shares of Stock, together with all other shares of capital stock of the Company acquired by any Shareholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares").

         Concurrently with the execution and delivery of this Agreement, FMFG Ownership, Inc., a corporation organized under the laws of the State of Delaware ("Parent"), Merger Sub and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of the Company with and into Merger Sub, with Merger Sub surviving the Merger (the "Merger") upon the terms and subject to the conditions set forth therein.

         As a condition to entering into the Merger Agreement, Merger Sub has required that the Shareholders enter into this Agreement, and the Shareholders desire to enter into this Agreement to induce Merger Sub to enter into the Merger Agreement.

         The Board of Directors of the Company has taken all actions so that the restrictions contained in the Company's articles of incorporation and the New Jersey Business Corporation Act (the "NJBCA") applicable to a "business combination" (as defined in Section 14A:10A-3 of the NJBCA) will not apply to the execution, delivery or performance of this Agreement or the Merger Agreement, or to the consummation of the Merger, this Agreement and the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Representations and Warranties of Each Shareholder.

         Each Shareholder, severally but not jointly, represents and warrants to Merger Sub as follows:

     (a) Authority. Such Shareholder, if not an individual, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). Such Shareholder has all requisite legal power (corporate or other) and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder enforceable in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity). If such Shareholder is married and the Subject Shares of such Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding with respect to such Subject Shares, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder's spouse, enforceable against such spouse in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity). If such Shareholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (b) No Conflicts. (i) No filing by such Shareholder with any governmental body or authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby and
(ii) none of the execution and delivery of this Agreement by such Shareholders, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof shall (A) if such Shareholder is not an individual, conflict with or result in any breach of the organizational documents of such Shareholder, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of its Subject Shares or assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to prevent such Shareholder from performing its obligations under this Agreement.

     (c) The Subject Shares. Schedule A sets forth, opposite the Shareholder's name, the number of Subject Shares over which such Shareholder has record or beneficial ownership as of the date hereof. As of the date hereof, the Shareholder is the record or beneficial owner of the Subject Shares denoted as being owned by such Shareholder on Schedule A (or is trustee of a trust that is the record holder of and whose beneficiaries are the beneficial owners of such Subject Shares) and has the sole power to vote (or cause to be voted) such Subject Shares. Except as set forth on such Schedule A, such Shareholder nor any controlled affiliate of a Shareholder owns or holds any right to acquire any additional shares of any class of capital stock of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company. Such Shareholder has good and valid title to the Subject Shares denoted as being owned by such Shareholder on Schedule A, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement, as disclosed on Schedule A, or as would not prevent such Shareholder from performing its obligations under this Agreement.

     (d) Reliance By Merger Sub. Such Shareholder understands and acknowledges that Merger Sub is entering into the Merger Agreement in reliance upon such Shareholder's execution and delivery of this Agreement.

     (e) Litigation. As of the date hereof, there is no action, proceeding or investigation pending or threatened against such Shareholder that questions the validity of this Agreement or any action taken or to be taken by such Shareholder in connection with this Agreement.

2.       Representations and Warranties of Merger Sub.

         Merger Sub hereby represents and warrants to the Shareholders as follows:

     (a) Due Organization, etc. Merger Sub is duly organized, validly existing and in good standing under the laws of the State of New Jersey. Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Merger Sub and constitutes a valid and binding obligation of Merger Sub enforceable in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     (b) Conflicts. (i) No filing by Merger Sub with any governmental body or authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Merger Sub and the consummation by Merger Sub of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Merger Sub, the consummation by Merger Sub of the transactions contemplated hereby or compliance by Merger Sub with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of Merger Sub, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which Merger Sub is a party or by which Merger Sub or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not prevent Merger Sub from performing its obligations under this Agreement.

     (c) Reliance by the Shareholders. Merger Sub understands and acknowledges that the Shareholder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Merger Sub.

3.       Covenants of the Shareholder.

         Until the termination of this Agreement in accordance with Section 5, such Shareholder, in his, her or its capacity as such, agrees as follows:

     (a) At the Company Meeting or at any adjournment, postponement or continuation thereof or in any other circumstances occurring prior to the Company Meeting upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought , such Shareholder shall vote (or cause to be voted) the Subject Shares (and each class thereof) (i) in favor of the approval of the Merger and the approval and adoption of the Merger Agreement and the transactions contemplated hereby and any matter that could reasonably be expected to facilitate the Merger; (ii) in favor of any alternative structure as may be agreed upon by Parent, Merger Sub and the Company reflect the acquisition by Parent and Merger Sub of the Company or of control of the Company, provided that such alternative structure is on terms in the aggregate no less favorable to the Company's stockholders that the terms of the Merger Agreement; and (iii) except with the written consent of Merger Sub, against any Company Alternative Proposal, the consummation of any Superior Proposal or any action, proposal, or agreement or transaction (other than the Merger, the Merger Agreement or the transaction contemplated thereby) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or which could be inconsistent with the Merger of any other transaction contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Such Shareholder agrees not to enter into any agreement or commitment with any person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 3(a). This Agreement is intended to bind the Shareholder as a shareholder of the Company only with respect to the specific matters set forth herein.

     (b) Such Shareholder agrees not to, directly or indirectly, (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of
(collectively, a "Transfer") or enter into any agreement, option or other arrangement with respect to, or consent to a Transfer of, or convert or agree to convert, any or all of the Subject Shares to any person, other than in accordance with the Merger Agreement, or (ii) grant any proxies (other than the Company proxy card in connection with the Company Meeting if and to the extent such proxy is consistent with the Shareholder's obligations under Section 3(a) hereof), deposit any Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of the Subject Shares, other than pursuant to this Agreement. Such Shareholder further agrees not to commit or agree to take any of the foregoing actions or take any action that would have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under this Agreement.

     (c) Such Shareholder shall not, nor shall such Shareholder permit any controlled affiliate of such Shareholder to, nor shall such Shareholder act in concert with or permit any controlled affiliate to act in concert with any person to make, or in any manner participate in, directly or indirectly, a "solicitation" (as such term is used in the rules of the Securities and Exchange Commission) of proxies or powers of attorney or similar rights to vote, or seek to advise or influence any person with respect to the voting of, any shares of Common Stock intended to facilitate any Company Alternative Proposal or to cause shareholders of the Company not to vote to approve and adopt the Merger Agreement. Such Shareholder shall not, and shall direct any investment banker, attorney, agent or other adviser or representative of such Shareholder not to, directly or indirectly, through any officer, director, agent or otherwise, enter into, solicit, initiate, conduct or continue any discussions or negotiations with, or knowingly encourage or respond to any inquiries or proposals by, or provide any information to, any person, other than Merger Sub, relating to any Company Alternative Proposal. Such Shareholder hereby represents that, as of the date hereof, it is not engaged in discussions or negotiations with any party other than Merger Sub with respect to any Company Alternative Proposal.

     (d) The Shareholder agrees that any shares of Stock of the Company that the Shareholder purchases or with respect to which the Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares"), and any and all other shares or securities of the Company issued, exchanged, issuable or exchangeable in respect of New Shares shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted shares of Stock.

4.       Shareholder Capacity.

         No Person executing this Agreement who is or becomes during the term of this Agreement a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person's capacity as a director or officer. The Shareholder is entering into this Agreement solely in his or her capacity as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder's Subject Shares and nothing herein shall limit or affect any actions taken by the Shareholder in his or her capacity as a director or officer of the Company to the extent specifically permitted by the Merger Agreement or following the termination of the Merger Agreement.

5. Termination.

         This Agreement shall terminate (i) upon the earlier of (A) the Effective Time of the Merger, and (B) the termination of the Merger Agreement, or (ii) at any time upon notice by Merger Sub to the Shareholders; provided that in the event of a material change to the Merger Consideration, the form of payment of the Merger Consideration or the timing of such payment, the Shareholder shall have the right to terminate this Agreement. No party hereto shall be relieved from any liability for intentional breach of this Agreement by reason of any such termination. Notwithstanding the foregoing, Section 6 and Sections 10 through 21, inclusive, of this Agreement shall survive the termination of this Agreement.

6. Appraisal Rights.

         To the extent permitted by applicable law, the Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law. 7. Publication.

         Such Shareholder hereby authorizes Merger Sub and the Company to publish and disclose in the Proxy Statement and the Registration Statement (including any and all documents and schedules filed with the Securities and Exchange Commission ("SEC") relating thereto) such Shareholder's identity and ownership of shares of Stock of the Company and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

8. Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any principles or rules of conflicts of laws thereof.

9.       Jurisdiction; Waiver of Jury Trial.

     (a) Each of the parties hereto irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New Jersey or the United States District Court for the District of New Jersey (each, a "New Jersey Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any New Jersey Court, and any claim that any such action or proceeding brought in any New Jersey Court has been brought in an inconvenient forum, and
(iii) submits to the non-exclusive jurisdiction of New Jersey Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in a New Jersey Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

     (b) Each of the parties agrees and acknowledges that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement.

10.      Specific Performance.

         The Shareholder acknowledges and agrees that (i) the covenants, obligations and agreements of such Shareholder contained in this Agreement relate to special, unique and extraordinary matters, (ii) Merger Sub is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement, and
(iii) a violation of any of the terms of such covenants, obligations or agreements will cause Merger Sub irreparable injury for which adequate remedies are not available at law. Therefore, such Shareholder agrees that Merger Sub shall be entitled to seek an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain such Shareholder from committing any violation of such covenants, obligations or agreements.

11. Amendment, Waivers, Etc.

         Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by Merger Sub and the Shareholders. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

12. Assignment; No Third Party Beneficiaries.

         This Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; provided, however, that Merger Sub may, in its sole discretion, assign or transfer all or any of its rights under this Agreement to any affiliate of Merger Sub, including any direct or indirect wholly-owned subsidiary of Merger Sub; provided that any such assignment shall not relieve Merger Sub of its obligations hereunder. This Agreement shall be binding upon the respective heirs, legal representatives and permitted transferees of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, legal representatives and permitted transferees, any right, remedy or claim under or in respect of this Agreement or any provision hereof. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

13. Notices.

         All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic conformation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties by written notice:

         If to any Shareholder, to:       the address set forth under such
                                          Shareholder's name on Schedule A
                                          hereto or to such other address

         If to the Company, to:           Mr. Victor K. Kurylak
                                          President and CEO
                                          First Montauk Financial Corp.
                                          Parkway 109 Office Center
                                          328 Newman Springs Road
                                          Red Bank, NJ  07701

         with a copy to:                  Goldstein & DiGioia, LLP
                                          45 Broadway, 11th Floor
                                          New York, NY  10006
                                          Attention:  Victor J. DiGioia, Esq.
                                          Telephone:  (212) 599-3322
                                          Facsimile:  (212) 557-0295



         If to Merger Sub:                FMFGAcquisitionCo, Inc.
                                          10800 Midlothian Turnpike
                                          Suite 309
                                          Richmond, VA 23235
                                          Attention: Lara Coleman
                                          Telephone:  (804) 594-3550
                                          Facsimile:  (804) 594-3556

           with a copy to:                Kutak Rock LLP
                                          1650 Farnam Street
                                          Omaha, NE  68102
                                          Attention:  Joseph O. Kavan, Esq.
                                          Telephone:  (402) 346-6000
                                          Facsimile:  (402) 346-1148


14.      Severability.

         If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

15.      Integration.

         This Agreement (together with the Merger Agreement to the extent referenced herein), including Schedule A hereto, constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior understandings or agreements relating to the subject matter hereof and thereof.

16.      Section Headings.

         The section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

17.      Counterparts.

         This Agreement may be executed in several counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

18.      Acknowledgement.

         The parties hereto acknowledge and agree that this Agreement is entered into in accordance with the provisions of Section 14A:10A-1 et seq. of the Business Corporation Act of the State of New Jersey.

19.      Capitalized Terms.

         For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

20.      Definitions.

         References in this Agreement (except as specifically otherwise defined) to "affiliates" shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. References in the Agreement to "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity, group (as such term is used in Section 13 of the Securities Exchange Act of 1934, as amended) or organization, including, without limitation, a governmental body or authority.

21. Expenses.

         If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

22.      Disclosure.

         The Shareholder hereby authorizes Merger Sub or its affiliates to publish or disclose in any requisite report filed by any of them with the SEC, including, without limitation, a Schedule 13D, his/her identity and the nature of the commitments, arrangements and understandings under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

                                  FMFG ACQUISITIONCO, INC.


                                  By:   /s/ Edward H. Okun
                                      ---------------------------------------
                                  Name:  Edward H. Okun
                                  Title: President and Chief Executive Officer


                                  [SHAREHOLDER SIGNATURES]



                                  /s/ Herbert Kurinsky
                                  --------------------------------------------
                                  Herbert Kurinsky


                                  /s/ William J. Kurinsky
                                  --------------------------------------------
                                  William J. Kurinsky


                                  WJK Charitable Foundation, Inc.


                                       /s/ William J. Kurinsky
                                  By: ----------------------------------------
                                      Name:  William J. Kurinsky
                                      Title: President



                                  /s/ Victor K. Kurylak
                                  --------------------------------------------
                                  Victor K. Kurylak



                                  /s/ Robert I. Rabinowitz
                                  --------------------------------------------
                                  Robert I. Rabinowitz



                                  /s/ Mindy A. Horowitz
                                  --------------------------------------------
                                  Mindy A. Horowitz



                                  /s/ Brian M. Cohen
                                  --------------------------------------------
                                  Brian M. Cohen

                                    EXHIBIT A

                                  SHAREHOLDERS

                                                                     NUMBER
                                      CLASS OF STOCK:                  OF
                                      COMMON OR SERIES B             SHARES
  NAME AND ADDRESS                    PREFERRED

Herbert Kurinsky                      Common                         339,104

16 Barberry Drive
Ocean, NJ 07712

William J. Kurinsky                   Common                       1,230,823

1504 Bay Road                         Series B Preferred             197,824
Apt. 1203
Miami Beach, FL 33139

The WJK Charitable Foundation Inc.    Common                         190,000

501 Silverside Road
Suite 123
Wilmington, DE

Victor K. Kurylak                     Common                       1,250,000

Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Robert I. Rabinowitz                  Common                         154,500

Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Mindy A. Horowitz                     Common                         100,000

Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Brian M. Cohen                        Common                         100,000

Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

TOTAL                                 Common                       3,364,427

                                      Series B Preferred             197,824

                                     ANNEX C




                                                        Capitalink, L.C.
                                                        One Alhambra Plaza
                                                        Suite 1410
                                                        Coral Gables, FL 33134
                                                        Phone 305-446-2026
                                                        Fax 305-446-2926
                                                        www.capitalinklc.com



April 7, 2006



Special Committee of the
Board of Directors
First Montauk Financial Corp.
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ  07701


Gentlemen:

We have been advised that, pursuant to the letter of intent (the "LOI") executed March 11, 2006, and the draft Agreement and Plan of Merger, dated March 31, 2006, (the "Draft Merger Agreement"), FMFG AcquisitionCo., Inc., a wholly owned subsidiary FMFG Ownership, Inc. ("FMFG"), will merge into First Montauk Financial Corp. ("First Montauk" or the "Company") (the "Transaction"), and (i) each share of common stock outstanding as of the closing date (including common shares issued upon conversion of the Company's Series A or Series B Preferred Stock, upon conversion of the Company's convertible debentures, and upon the exercise of options and warrants to purchase the Company's common stock) will be converted into a right to receive merger consideration of $1.00 per share in cash, (ii) each share of Series A Preferred Stock outstanding as of the closing date will be converted into a right to receive merger consideration of $2.00 per share in cash, and (iii) each share of Series B Preferred Stock outstanding as of the closing date will be converted into a right to receive merger consideration of $10.00 per share in cash (collectively, the "Merger Consideration").

We have been retained by the Special Committee of the Board of Directors of the Company to render an opinion as to whether, on the date of such opinion, the Merger Consideration is fair, from a financial point of view, to First Montauk's stockholders.

We have not been requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company, the decision on whether the Company should complete the Transaction, or other alternatives to the Transaction that might exist for the Company. The amount of the Merger Consideration was determined pursuant to negotiations between the Company, FMFG and each of their respective advisors, and not pursuant to recommendations of Capitalink.

The Special Committee of the
Board of Directors
April 7, 2006
Page 2



In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

        o  Reviewed the LOI and the Draft Merger Agreement.
        o Reviewed publicly available financial information and other data with respect to the Company, including the Annual Report on Form 10-K for the year ended December 31, 2005 and the Current Report on Form 8-K filed March 13, 2006.
        o Reviewed other public filings with respect to the Company, including the Schedule 13Ds filed by 360 Global Wine Company on January 19, 2006 and by Amnon Kawa on February 15, 2006.
        o Reviewed non-public information and other data with respect to the Company, including various internal financial management reports.
        o Considered the historical financial results and present financial condition of the Company.
        o Reviewed and compared the trading of, and the trading market for the Company's common stock, publicly-traded companies that were deemed to have characteristics comparable to the Company (the "Comparable Companies"), and a general market index.
        o Reviewed the premium implied by the Merger Consideration over the Company's common stock price for various periods.
        o Reviewed and analyzed the Company's projected unlevered free cash flows and prepared a discounted cash flow analysis.
        o Reviewed and analyzed certain financial characteristics of the Comparable Companies.
        o Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of the Company.
        o  Reviewed and analyzed the Series A preferred stock assuming both a hold to maturity and conversion to common stock methodologies.
        o  Reviewed and discussed with representatives of the Company certain financial and operating information furnished by them, including financial analyses with respect to the Company's business and operations.
        o Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of Company management that they are not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make its analysis and form an opinion. We have not made a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the Company's assets or liabilities (contingent or otherwise). We have not attempted to confirm whether the Company has good title to its assets.

The Special Committee of the
Board of Directors
April 7, 2006
Page 3



We assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. We assumed that the Transaction will be consummated substantially in accordance with the terms set forth in the LOI and Draft Merger Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the stockholders of the Company.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of April 7, 2006. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Company's Special Committee of the Board of Directors in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any stockholder of the Company whether such stockholder should take any action, if required, such as voting on any matter, or tendering any shares in connection with the contemplated Transaction. We do not express any opinion as to the future performance of the Company or the price at which the Company's common stock would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Merger Consideration is fair, from a financial point of view, to the Company's stockholders.

In connection with our services, we have previously received a retainer and will receive the balance of our fee upon the rendering of this opinion. Our fee for providing the fairness opinion is not contingent on the completion of the Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion. Neither Capitalink nor its principals beneficially own any interest in the Company. Capitalink has provided services to the Company in the past having received $57,500 in connection with prior fairness opinion services, and $10,000 in connection with the valuation of the Company's Series B Preferred Stock issued during 2005.

Our opinion is for the use and benefit of the Special Committee of the Board of Directors and is rendered in connection with its consideration of the Transaction and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to shareholders if required by the Securities and Exchange Commission rules.

Very truly yours,

/s/ Capitalink, L.C.

Capitalink, L.C.

                                     ANNEX D

                          New Jersey Annotated Statutes
                        TITLE 14A. CORPORATIONS, GENERAL
                       CHAPTER 11. DISSENTING SHAREHOLDERS

                         N.J. Stat. ss. 14A:11-1 (2005)

ss.  14A:11-1. Right of shareholders to dissent


   (1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

     (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

     (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

     (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

     (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

     (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4);

     (iii) a shareholder of a corporation shall not have the right to dissent from a plan of merger, if the merger did not require, for its approval, the vote of the shareholders as provided in subsection (6) of N.J.S. 14A:10-3; or

     (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S. 14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

     (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

     (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

     (A) cash; or

     (B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

     (C) cash and such securities; or

     (iii) from a sale pursuant to an order of a court having jurisdiction.

     (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

     (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

     (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

ss. 14A:11-2. Notice of dissent; demand for payment; endorsement of certificates


   (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

     (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

     (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

     (4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

     (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

     (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

     (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

ss. 14A:11-3. "Dissenting shareholder" defined; date for determination of fair value


   (1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

     (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

     (3) "Fair value" as used in this Chapter shall be determined

     (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

     (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

     (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

     In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

ss. 14A:11-4. Termination of right of shareholder to be paid the fair value of his shares


   (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

     (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

     (b) his demand for payment is withdrawn with the written consent of the corporation;

     (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

     (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

     (e) the proposed corporate action is abandoned or rescinded; or

     (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

     (2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

ss.  14A:11-5. Rights of dissenting shareholder


   (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

     (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

ss.  14A:11-6. Determination of fair value by agreement


   (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

     (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

ss. 14A:11-7. Procedure on failure to agree upon fair value; commencement of action to determine fair value


   (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

     (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

ss. 14A:11-8. Action to determine fair value; jurisdiction of court; appointment of appraiser


   In any action to determine the fair value of shares pursuant to this Chapter:

     (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

     (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

     (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

     (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

ss.  14A:11-9. Judgment in action to determine fair value


   (1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

     (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

ss.  14A:11-10. Costs and expenses of action


   The costs and expenses of bringing an action pursuant to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

ss.  14A:11-11. Disposition of shares acquired by corporation


   (1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1(1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

     (2) (Deleted by amendment, P.L.1995, c.279.)

     (3) In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

                                     ANNEX E

                           ESCROW DEPOSIT AGREEMENT


         AGREEMENT dated as of this 5th day of May 2006, by and among FMFG OWNERSHIP, INC. ("FMFG"), a Delaware corporation, having an address at 10800 Midlothian Turnpike, Suite 309, Richmond, VA 23235, FIRST MONTAUK FINANCIAL CORP. ("FMFC" or "First Montauk"), a New Jersey corporation, having an office at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, 07701, and SIGNATURE BANK (the "Escrow Agent"), a New York State chartered bank and having an office at 261 Madison Avenue, New York, NY 10016.


                                   WITNESSETH:

         WHEREAS, FMFG and First Montauk have agreed that a certain sum of money shall be held in escrow upon certain terms and conditions; and

         WHEREAS, FMFG and First Montauk appoint Escrow Agent as escrow agent of such escrow subject to the terms and conditions set forth in this Escrow Deposit Agreement ("Agreement"); and

         WHEREAS, Escrow Agent accepts such appointment as escrow agent subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, IT IS AGREED as follows:

1. Delivery of Escrow Funds. FMFG and First Montauk will deliver, or shall be caused to be delivered, to the Escrow Agent checks made payable to the order of Signature Bank as Escrow Agent for TWO MILLION DOLLARS AND NO CENTS ($2,000,000.00) to be held in an account at Signature Bank entitled "Signature Bank as Escrow Agent for FMFG OWNERSHIP, INC. & FIRST MONTAUK FINANCIAL CORP." (the "Escrow Account"). The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of these checks or any other funds delivered to Escrow Agent for deposit into the Escrow Account. If, for any reason, these checks or any other funds deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to advise FMFG and First Montauk promptly thereof and return check in the manner directed in writing by FMFG and First Montauk. The collected funds deposited into the Escrow Account are referred to as the "Escrow Funds".


For purposes of the deposit of the Escrow Funds, the wire transfer instructions of the Escrow Agent are as follows: Signature Bank, 261 Madison Avenue, New York, NY 10016, ABA# 026013576, Beneficiary Account Title: Signature Bank as Escrow Agent for FMFG OWNERSHIP, INC. & FIRST MONTAUK FINANCIAL CORP., Beneficiary Account No. 1500768106.


2. Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a) The names and true signatures of each individual authorized to act singly on behalf of FMFG and First Montauk are stated in Schedule A. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated in Schedule A to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of FMFG and First Montauk are stated in Schedule A, which is attached hereto and made a part hereof.

(b) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c) In the event of any disagreement between or among FMFG and First Montauk, or between any of them and any other person, resulting in adverse claims or demands being made to Escrow Agent in connection with the Escrow Account, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or
(ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The Escrow Agent shall have the option, after 30 days' notice to FMFG and First Montauk of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

(d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent's obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent to the extent not prohibited by applicable law shall be (i) to accept checks or other instruments for the payment of money delivered to the Escrow Agent for the Escrow account and deposit said checks or instruments into the Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated herein, provided that the checks or instruments received by the Escrow Agent have been collected and are available for withdrawal.

4. Investment. The Escrow Funds shall be held and invested in a non-interest bearing demand deposit at Signature Bank.

5. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the written instructions, in form and substance satisfactory to the Escrow Agent, received jointly from FMFG and First Montauk or in absence of such joint instructions in accordance with the order of a court of competent jurisdiction. The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal. The Escrow Agent may act in reliance upon any instructions, court orders, notices, certifications, demands, consents, authorizations, receipts, powers of attorney or other writings delivered to it without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

6. Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving 30 days' written notice of such resignation to FMFG and First Montauk. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Funds that it has received as of the date on which it provided the notice of resignation as depositary. In such event, the Escrow Agent shall not take any action until FMFG and First Montauk jointly designates a banking corporation, trust company, attorney or other person as successor escrow agent. Upon receipt of such written instructions signed jointly by FMFG and First Montauk, the Escrow Agent shall promptly deliver the Escrow Funds, net of any outstanding charges, to such successor escrow agent and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds and any other amounts held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor escrow agent. In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

7. Termination. FMFG and First Montauk may terminate the appointment of the Escrow Agent hereunder upon a joint written notice to Escrow Agent specifying the date upon which such termination shall take effect. In the event of such termination, FMFG and First Montauk shall, within 30 days of such notice, jointly appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by both FMFG and First Montauk, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if FMFG and First Montauk fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the Escrow Agent hereunder and shall be bound by all of the provisions hereof and the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

8. Costs, Expenses and Fees. Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $2,500.00, which fee shall be paid jointly by FMFG and First Montauk upon the signing of this Agreement. In addition, FMFG and Part B shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that becomes due in connection with this Agreement or the Escrow Account, including reasonable attorney's fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. If said amounts are not paid within 30 days from the date they are due or by the date this Agreement terminates, if earlier, then the Escrow Agent may use funds in the Escrow Account to pay said amounts.

9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile followed by first-class mail, by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below.

         If to FMFG:

                  FMFG OWNERSHIP, INC.
                  10800 Midlothian Turnpike, Suite 309
                  Richmond, VA 23235
                  Attention: Lara Coleman
                  Fax No: (804) 594-3556

         If to First Montauk:

                  FIRST MONTAUK FINANCIAL CORP.
                  Parkway 109 Office Center
                  328 Newman Springs Road
                  Red Bank, NJ 07701
                  Attention:  Victor K. Kurylak
                  Fax No.: (732) 842-9047

         If to Escrow Agent:

                  Signature Bank
                  261 Madison Avenue
                  New York, New York 10016
                  Attention: Arlene Eliades, Group Director and
                  Senior Vice President
                  Fax No.: 646-822-1364

11. Indemnification: FMFG and First Montauk, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses, including, but not limited to, attorney's fees, costs and disbursements, (collectively "Claims") claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to the Escrow Agreement and the Escrow Agent's performance hereunder or in connection herewith, except to the extent such Claims arise from Escrow Agent's willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction.

12. General.
(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State without regard to choice of law principles. The parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in the Borough of Manhattan, City, County and State of New York, in connection with any proceedings commenced regarding this Escrow Agreement, including but not limited to, any interpleader proceeding or proceeding for the appointment of a successor escrow agent the Escrow Agent may commence pursuant to this Agreement, and all parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue or inconvenient forum.
(b) This Agreement sets forth the entire agreement and understanding of the parties in respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto. (c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto.
(d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent. (e) If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.
(f) This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

13. Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

FMFG: FMFG OWNERSHIP, INC.


     /s/ Lara Coleman
By:  -------------------------------------------
     Name:   Lara Coleman
     Title:  Chief Operating Officer

FIRST MONTAUK: FIRST MONTAUK FINANCIAL CORP.


     /s/ Victor K. Kurylak
By:  -------------------------------------------
     Name:  Victor K. Kurylak
     Title: President and Chief Executive Officer

ESCROW AGENT: SIGNATURE BANK



     /s/ Arlene Eliades
By:  --------------------------------------------
     Name: Arlene Eliades
     Title: Group Director and Senior Vice President


     /s/ Marilyn Feeney
By:  ---------------------------------------------
     Name:  Marilyn Feeney
     Title: Vice President

                                   Schedule A


         The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of FMFG OWNERSHIP, INC. ("FMFG") and FIRST MONTAUK FINANCIAL CORP.
("First Montauk").

                          FMFG OWNERSHIP, INC. ("FMFG")


         Name                                     True Signature


Edward H. Okun                                    /s/ Edward H. Okun
                                                  -----------------------------


Lara Coleman                                      /s/ Lara Coleman
                                                  -----------------------------


                 FIRST MONTAUK FINANCIAL CORP. ("First Montauk")

         Name                                     True Signature


Victor K. Kurylak                                 /s/ Victor K. Kurylak
                                                  -----------------------------


Robert I. Rabinowitz                              /s/ Robert I. Rabinowitz
                                                  -----------------------------

                          FIRST MONTAUK FINANCIAL CORP.
                              RED BANK, NEW JERSEY

                          COMMON SHAREHOLDER PROXY FOR
                SPECIAL MEETING OF SHAREHOLDERS, August 17, 2006
                  Solicited On Behalf of the Board of Directors

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated July 18, 2006, and does hereby appoint Victor K. Kurylak and Robert I. Rabinowitz, and each of them, as proxy or proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear and represent the undersigned at the Special Meeting of Shareholders of First Montauk Financial Corp. to be held at 10:00 a.m. on Thursday, August 17, 2006 to be held at the Company's executive offices, located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701, and at any postponements or adjournments thereof, and to vote all of the shares of First Montauk Financial Corp. Common Stock which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this Proxy be voted as marked on the reverse side hereof.

     This Proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote FOR the proposal listed on the reverse side hereof.

     The proxy or his substitute, who shall be present and acting, shall have and may exercise all powers hereby granted.


       (Continued and to be marked, signed and dated on the reverse side)


     The Board of Directors recommends a vote FOR proposal 1.

(1) Adoption of the Agreement and Plan of Merger, dated as of May 5, 2006, by and among First Montauk Financial Corp., FMFG Ownership, Inc., and FMFG AcquisitionCo, Inc., pursuant to which First Montauk Financial Corp. will merge with FMFG AcquisitionCo, Inc. a wholly-owned subsidiary of FMFG Ownership, Inc., with First Montauk Financial Corp. becoming a wholly-owned subsidiary of FMFG Ownership, Inc.

              |_| FOR             |_| AGAINST             |_| ABSTAIN

(2) In their discretion, to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.



                                       Signature
                                                 -------------------------------
                                       Signature
                                                 -------------------------------

                                       Dated:                  , 2006


Please date and sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please give partnership name by authorized person.

                          FIRST MONTAUK FINANCIAL CORP.
                              RED BANK, NEW JERSEY

                    SERIES A PREFERRED SHAREHOLDER PROXY FOR
                SPECIAL MEETING OF SHAREHOLDERS, AUGUST 17, 2006
                  Solicited On Behalf of the Board of Directors

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated July 18, 2006, and does hereby appoint Victor K. Kurylak and Robert I. Rabinowitz, and each of them, as proxy or proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear and represent the undersigned at the Special Meeting of Shareholders of First Montauk Financial Corp. to be held at 10:00 a.m. on Thursday, August 17, 2006 to be held at the Company's executive offices, located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701, and at any postponements or adjournments thereof, and to vote all of the shares of First Montauk Financial Corp. Series A Preferred Stock which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this Proxy be voted as marked on the reverse side hereof.

     This Proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote FOR the proposal listed on the reverse side hereof.

     The proxy or his substitute, who shall be present and acting, shall have and may exercise all powers hereby granted.


       (Continued and to be marked, signed and dated on the reverse side)


     The Board of Directors recommends a vote FOR proposal 1.

(1) Adoption of the Agreement and Plan of Merger, dated as of May 5, 2006, by and among First Montauk Financial Corp., FMFG Ownership, Inc., and FMFG AcquisitionCo, Inc., pursuant to which First Montauk Financial Corp. will merge with FMFG AcquisitionCo, Inc. a wholly-owned subsidiary of FMFG Ownership, Inc., with First Montauk Financial Corp. becoming a wholly-owned subsidiary of FMFG Ownership, Inc.

              |_| FOR             |_| AGAINST             |_| ABSTAIN

(2) In their discretion, to transact such other business as may properly come before the meeting or any postponement or adjournment thereof and as to which the holders of Series A Preferred Stock would have the right to vote.


                                       Signature
                                                 -------------------------------
                                       Signature
                                                 -------------------------------

                                       Dated:                  , 2006


Please date and sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please give partnership name by authorized person.

                          FIRST MONTAUK FINANCIAL CORP.
                              RED BANK, NEW JERSEY

                    SERIES B PREFERRED SHAREHOLDER PROXY FOR
                SPECIAL MEETING OF SHAREHOLDERS, AUGUST 17, 2006
                  Solicited On Behalf of the Board of Directors

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated July 18, 2006, and does hereby appoint Victor K. Kurylak and Robert I. Rabinowitz, and each of them, as proxy or proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear and represent the undersigned at the Special Meeting of Shareholders of First Montauk Financial Corp. to be held at 10:00 a.m. on Thursday, August 17, 2006 to be held at the Company's executive offices, located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701, and at any postponements or adjournments thereof, and to vote all of the shares of First Montauk Financial Corp. Series B Preferred Stock which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this Proxy be voted as marked on the reverse side hereof.

     This Proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote FOR the proposal listed on the reverse side hereof.

     The proxy or his substitute, who shall be present and acting, shall have and may exercise all powers hereby granted.


       (Continued and to be marked, signed and dated on the reverse side)


     The Board of Directors recommends a vote FOR proposal 1.

(1) Adoption of the Agreement and Plan of Merger, dated as of May 5, 2006, by and among First Montauk Financial Corp., FMFG Ownership, Inc., and FMFG AcquisitionCo, Inc., pursuant to which First Montauk Financial Corp. will merge with FMFG AcquisitionCo, Inc. a wholly-owned subsidiary of FMFG Ownership, Inc., with First Montauk Financial Corp. becoming a wholly-owned subsidiary of FMFG Ownership, Inc.

              |_|  FOR            |_|  AGAINST            |_|  ABSTAIN

(2) In their discretion, to transact such other business as may properly come before the meeting or any postponement or adjournment thereof and as to which the holders of Series B Preferred Stock would have the right to vote.



                                       Signature
                                                 -------------------------------
                                       Signature
                                                 -------------------------------

                                       Dated:                  , 2006


Please date and sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please give partnership name by authorized person.